UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2015 through October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan International Equity Funds

October 31, 2016

JPMorgan Emerging Economies Fund

JPMorgan Emerging Markets Equity Fund

JPMorgan Emerging Markets Equity Income Fund

JPMorgan Global Research Enhanced Index Fund

JPMorgan Global Unconstrained Equity Fund

JPMorgan International Equity Fund

JPMorgan International Equity Income Fund

JPMorgan International Opportunities Fund

JPMorgan International Research Enhanced Equity Fund

JPMorgan International Unconstrained Equity Fund

JPMorgan International Value Fund

JPMorgan Intrepid International Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

November 30, 2016 (Unaudited)

Dear Shareholder,

Slow but positive growth in the global economy continued over the past twelve months even as financial markets absorbed two sharp downturns and central bank efforts to stimulate growth appeared to have decreasing effectiveness.

“Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets.”

The U.S. economy continued to lead the rest of the world in growth and by the end of 2015, it had strengthened sufficiently that in December the U.S. Federal Reserve (the “Fed”) raised interest rates for the first time in a decade. Financial markets appeared to digest the Fed’s action with little disruption, but weak economic data coming out of China sent markets into a tailspin in the first week of 2016.

Fears about weakness in China’s economy receded and by March global financial markets were rebounding and oil prices had bounced back from mid-February lows. These events, along with further stimulus from the European Central Bank supported asset prices even as economic growth in Europe remained slow.

At the end of June, financial markets were shocked when British voters chose in favor of the U.K.’s exit from the European Union (E.U.). Leading up to the June 23rd referendum in the U.K., many economists, political pundits and investors expected the U.K.-wide referendum would end up in favor of remaining in the E.U. and when the results showed the opposite, the shock sent financial market volatility upward and equity prices downward. While global financial markets rebounded rather quickly, lingering uncertainty about the impact of the so-called Brexit on companies in both the U.K. and the E.U. proved a drag on select equities.

Meanwhile, growth in emerging market economies, particularly in Asia and Latin America, continued to outpace growth in developed market economies. The general recovery in commodities prices, steady economic growth in China, political changes and favorable currency exchange rates relative to the U.S. dollar all contributed to a favorable investment environment and asset valuations proved attractive to investors during the latter half of the reporting period.

By the end of the third quarter of 2016, gross domestic product growth in the E.U. held steady at 0.4%, while in the U.K. growth was 0.5% for the third quarter. In early October 2016, the International Monetary Fund trimmed its forecast for global growth by 0.1% to 3.1% for the full year 2016. The organization cited the drag from the U.K.’s Brexit vote and weaker-than-expected economic growth in the U.S. Meanwhile, the British pound fell to a 31-year low against the U.S. dollar in October after Prime Minister Theresa May said she would give official notice of separation from the E.U. in March 2017 and target 2019 for implementation. Elsewhere, the Turkish government in October extended the state of emergency that was imposed following a failed military coup in July 2016.

While the results of the U.S. election on November 8th initially surprised financial markets, President-elect Donald Trump’s conciliatory tone in his acceptance speech provided support for U.S. equities.

While President-elect Trump will not be inaugurated into office until January 20, 2017, voters, investors and economists have been left to wonder the extent to which he will carry out pledges made during the campaign, including labeling China a currency manipulator and renegotiating or withdrawing from the North American Free Trade Agreement.

Investors who endured two financial market downturns during the past year were rewarded with generally positive returns in global equity and bond markets. We believe the results clearly illustrate the prudence of holding a well-diversified portfolio and a long-term vision.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Investment Funds Management,

J.P. Morgan Asset Management

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	1

J.P. Morgan International Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

Global financial markets generally weathered two distinct sell-offs and rebounded to provide positive returns over the twelve month reporting period amid continued economic stimulus from leading central banks. Financial markets appeared to absorb the U.S. Federal Reserve’s December 2015 interest rate increase — the first in a decade — with little disruption. But investor concerns about the health of China’s economy sparked a sell-off in global financial markets and led to the worst start of any year on record for U.S. equity prices.

By the end of March 2016, global prices for both equities and crude oil had rebounded from mid-February lows and emerging market equities in particular experienced a brief but significant rise in prices. In June 2016, British voters confounded the expectations of some and voted to exit the European Union. The unexpected result of the so-called Brexit referendum led to a sell-off in financial markets. Within days, financial markets recovered and volatility subsided.

Economic growth in China and other emerging market nations, firmness in commodities prices and attractive valuations drew investors to emerging market equities during the second half of the reporting period. In Europe, a sluggish economy and investor concerns about the long-term impact of the Brexit weighted down equity prices. During the reporting period, central bankers in Japan and Europe increased economic stimulus, which supported financial markets generally.

Notably, crude oil prices reached 15-monnth highs in October 2016 amid expectations that the Organization of Petroleum Exporting Countries would agree to production caps that would reduce global inventories. For the twelve months ended October 31, 2016, the Morgan Stanley Capital International Europe Australasia and Far East Index (net of foreign withholding tax) returned -3.23% and the Morgan Stanley Capital International Emerging Markets Index (net of foreign withholding tax) returned 9.27%.

2	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.93%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	9.27%

Net Assets as of 10/31/2016 (In Thousands)	$1,779,712

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Economies Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

The Fund’s security selection and overweight position in the consumer staples sector and its security selection and underweight position in the financials sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the information technology sector and its underweight position in the telecommunication services sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight positions in Taiwan Semiconductor Manufacturing Co., Petroleo Brasileiro SA (“Petrobras”) and Banco Bradesco SA. Shares of Taiwan Semiconductor rose on better than expected earnings and strong demand from smartphone makers. Shares of Petrobras, Brazil’s state controlled oil and gas company that was not held in the Fund, rose on strengthening in global energy prices. Shares of Banco Bradesco, a Brazilian bank that was not held in the Fund, rose on expectations for a rebound in Brazil’s economy.

Leading individual contributors to relative performance included the Fund’s overweight positions in Banco do Brasil SA,

Netease Inc. and Hindustan Petroleum Corp. Shares of Banco do Brasil, a Brazilian banking and financial services company, rose on investor expectations for a rebound in Brazil’s economy. Shares of Netease, a Chinese provider of mobile games, rose on continued earnings growth and strong demand for recent game releases. Shares of Hindustan Petroleum, an Indian oil and gas company that was not held in the Benchmark, rose on a rise in global energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers used a combination of top-down and bottom-up research, seeking what they believed to be attractively priced countries, sectors and securities with positive catalysts. As a result of this process, the Fund’s largest average country exposures during the twelve months ended October 31, 2016, were to China, South Korea and Taiwan and its smallest average country exposures were to Chile, Egypt, Singapore and Indonesia. From a sector perspective, the Fund’s largest average weightings were in the financials, information technology and consumer discretionary sectors, while its smallest average weightings were in the real estate, telecommunications services and health care sectors.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	3

JPMorgan Emerging Economies Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Industrial & Commercial Bank of China Ltd., Class H (China)	2.0%
2.	Samsung Electronics Co., Ltd. (South Korea)	1.9
3.	Tencent Holdings Ltd. (China)	1.6
4.	NetEase, Inc., ADR (China)	1.5
5.	Bank of China Ltd., Class H (China)	1.3
6.	Polski Koncern Naftowy Orlen S.A. (Poland)	1.3
7.	Alibaba Group Holding Ltd., ADR (China)	1.2
8.	Largan Precision Co., Ltd. (Taiwan)	1.2
9.	SK Hynix, Inc. (South Korea)	1.2
10.	SK Innovation Co., Ltd. (South Korea)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
China	21.8%
South Korea	19.1
Taiwan	11.7
Russia	9.6
Thailand	6.4
Brazil	5.6
Turkey	4.4
Hong Kong	4.1
India	3.2
Mexico	2.8
Poland	2.7
United Arab Emirates	1.4
Hungary	1.4
Malaysia	1.4
South Africa	1.0
Others (each less than 1.0%)	1.3
Short-Term Investment	2.1

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2008
With Sales Charge*		0.08%	(1.73)%	(2.19)%
Without Sales Charge		5.62	(0.67)	(1.58)
CLASS C SHARES	February 28, 2008
With CDSC**		4.11	(1.17)	(2.08)
Without CDSC		5.11	(1.17)	(2.08)
CLASS R5 SHARES	February 28, 2008	6.03	(0.23)	(1.14)
CLASS R6 SHARES	September 1, 2015	6.25	(0.21)	(1.13)
SELECT CLASS SHARES	February 28, 2008	5.93	(0.43)	(1.34)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/08 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2008.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Economies Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from February 28, 2008 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	5

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)[1]*	12.71%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	9.27%

Net Assets as of 10/31/2016 (In Thousands)	$3,124,578

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016. The Fund’s security selection in the financials and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the materials sector and its security selection in the health care sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Sberbank of Russia OJSC, Bidvest Group Ltd. and Itau Unibanco Holding SA. Shares of Sberbank, a Russian commercial bank, rose on continued profit growth. Shares of Bidvest, a South African conglomerate, rose after the company reported growth in earnings and revenue. Shares of Itau Unibanco, a Brazilian banking and financial services company, rose on signs of economic recovery in Brazil.

Leading individual detractors from relative performance included the Fund’s overweight positions in Vipshop Holdings Ltd. and Woolworths Holdings Ltd. and its underweight position in Petroleo Brasiliero SA (Petrobras). Shares of Vipshop, an

Internet retailer based in China, fell on slowing sales growth and increased competition. Shares of Woolworths, a South African retail chain, fell on lower-than-expected sales of apparel. Shares of Petrobras, Brazil’s state controlled oil and gas company that was not held in the Fund, rose on improvement in global energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an active strategy in which portfolio construction was focused on the highest-conviction ideas found at the security level. The Fund’s portfolio managers used bottom-up fundamental research to determine the Fund’s security weightings, researching companies in an attempt to determine their underlying value and potential for future earnings growth. As a result of this process, the Fund’s largest average sector positions during the reporting period were in the financials, information technology and consumer discretionary sectors, while the smallest average sector positions in which the Fund was invested were in the telecommunication services, utilities and health care sectors.

[1]	Effective December 1, 2016, the Fund’s Institutional Class Shares were renamed Class L Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tencent Holdings Ltd. (China)	6.4%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	4.3
3.	AIA Group Ltd. (Hong Kong)	3.7
4.	Housing Development Finance Corp., Ltd. (India)	3.5
5.	Tata Consultancy Services Ltd. (India)	2.7
6.	Sberbank PAO (Russia)	2.6
7.	Bid Corp., Ltd. (South Africa)	2.4
8.	Alibaba Group Holding Ltd., ADR (China)	2.4
9.	Samsung Electronics Co., Ltd. (South Korea)	2.2
10.	HDFC Bank Ltd., ADR (India)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
India	19.9%
China	17.3
South Africa	13.1
Brazil	10.6
Taiwan	7.9
Hong Kong	6.3
Russia	5.5
South Korea	3.8
Indonesia	3.2
Thailand	1.4
United States	1.2
Peru	1.2
Panama	1.1
Mexico	1.1
Others (each less than 1.0%)	3.5
Short-Term Investment	2.9

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	7

JPMorgan Emerging Markets Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR		10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		6.37%	0.00	%(a)	2.85%
Without Sales Charge		12.25	1.09		3.40
CLASS C SHARES	February 28, 2006
With CDSC**		10.71	0.59		2.89
Without CDSC		11.71	0.59		2.89
CLASS R5 SHARES	September 9, 2016	12.71	1.51		3.82
CLASS R6 SHARES	December 23, 2013	12.83	1.56		3.85
INSTITUTIONAL CLASS SHARES	November 15, 1993	12.71	1.51		3.82
SELECT CLASS SHARES	September 10, 2001	12.51	1.35		3.66

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
(a)	Amount rounds to less than 0.005%.

TEN YEAR PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Institutional Class Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Emerging Markets Equity Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan Emerging Markets Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.04%
Morgan Stanley Capital International (“MSCI”) Emerging Markets Index (net of foreign withholding taxes)	9.27%

Net Assets as of 10/31/2016 (In Thousands)	$11,576

INVESTMENT OBJECTIVE**

The JPMorgan Emerging Markets Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI Emerging Markets Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

The Fund’s security selection in the financials sector and its security selection and underweight position in the industrials sector were leading contributors to performance relative to the Benchmark. The Fund’s overweight position in the telecommunication services sector and its security selection and underweight position in the materials sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in BB Seguridade Participacoes SA, Vanguard International Semiconductor Co. and Tractebel Energia SA. Shares of BB Seguridade, a Brazilian insurer, rose after reporting better-than-expected earnings growth. Shares of Vanguard International, a Taiwan-based maker of custom semiconductors, rose on better-than-expected earnings. Shares of Tractebel Energia, a Brazilian energy producer, rose amid the continued growth in Brazil’s energy sector.

Leading individual detractors from relative performance included the Fund’s overweight positions in Advanced Info Services Public Co. and its underweight positions in Tencent Holdings Ltd. and Petroleo Brasileiro SA (“Petrobras”). Shares of Advanced Info Services, a Thai mobile communications provider, fell after the company failed to win any new wireless spectrum at a government auction. Shares of Tencent Holdings, a Chinese Internet and social media company that was not held in the Fund, rose amid continued growth in earnings and advertising growth. Shares of Petrobras, Brazil’s state controlled oil and gas company that was not held in the Fund, rose on renewed strength in global energy prices.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	9

JPMorgan Emerging Markets Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	4.8%
2.	China Mobile Ltd. (Hong Kong)	3.0
3.	AMBEV S.A., ADR (Brazil)	3.0
4.	BB Seguridade Participacoes S.A. (Brazil)	2.8
5.	Banco Santander Chile, ADR (Chile)	2.8
6.	Delta Electronics, Inc. (Taiwan)	2.7
7.	Kimberly-Clark de Mexico S.A.B. de C.V., Class A (Mexico)	2.7
8.	Vanguard International Semiconductor Corp. (Taiwan)	2.6
9.	China Resources Power Holdings Co., Ltd. (Hong Kong)	2.3
10.	Moscow Exchange MICEX-RTS PJSC (Russia)	2.2

SUMMARY OF INVESTMENTS BY COUNTRY***
Taiwan	22.7%
South Africa	14.3
Hong Kong	11.6
Brazil	9 .8
Russia	7 .4
South Korea	6 .1
China	4 .3
Mexico	4 .3
Czech Republic	3 .6
Chile	2 .8
Thailand	2 .5
Turkey	2 .4
Hungary	1 .8
Saudi Arabia	1 .4
United Arab Emirates	1 .4
Indonesia	1 .2
Short-Term Investment	2 .4

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 12, 2014
With Sales Charge*		4.02%	(5.70)%
Without Sales Charge		9.76	(2.97)
CLASS C SHARES	December 12, 2014
With CDSC**		8.19	(3.48)
Without CDSC		9.19	(3.48)
CLASS R5 SHARES	December 12, 2014	10.24	(2.56)
CLASS R6 SHARES	December 12, 2014	10.26	(2.49)
SELECT CLASS SHARES	December 12, 2014	10.04	(2.74)

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/12/14 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 12, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Emerging Markets Equity Income Fund, the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index from December 12, 2014 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI Emerging Markets Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident individual investors who do not benefit from double taxation treaties. The performance of the Lipper Emerging Markets Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the

Fund. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. The Lipper Emerging Markets Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	11

JPMorgan Global Research Enhanced Index Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.91%
Morgan Stanley Capital International (“MSCI”) World Index (net of foreign withholding taxes)[1]	1.18%

Net Assets as of 10/31/2016 (In Thousands)	$6,907,306

INVESTMENT OBJECTIVE**

The JPMorgan Global Research Enhanced Index Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s security selection in the health care and transportation services & consumer cyclicals sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the media and energy sectors was a leading positive contributor to relative performance. By region, the Fund’s security selection in North America was the leading detractor from relative performance, while the Fund’s security selection in the Pacific region, excluding Japan, was neutral to relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by JPMorgan’s team of analysts, the Fund’s portfolio managers took marginally overweight positions in securities that they considered undervalued, while being marginally underweight in or not holding securities in the Benchmark that they considered overvalued. During the reporting period, the Fund’s portfolio managers used exchange-traded funds and futures to help manage cash flows.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc. (United States)	2.0%
2.	Microsoft Corp. (United States)	1.6
3.	Facebook, Inc., Class A (United States)	1.2
4.	Amazon.com, Inc. (United States)	1.1
5.	Exxon Mobil Corp. (United States)	1.1
6.	Alphabet, Inc., Class C (United States)	1.0
7.	Wells Fargo & Co. (United States)	0.9
8.	General Electric Co. (United States)	0.8
9.	Alphabet, Inc., Class A (United States)	0.8
10.	Nestle S.A. (Switzerland)	0.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	57.0%
Japan	9.4
United Kingdom	5.4
France	4.1
Germany	3.8
Canada	3.7
Switzerland	3.7
Australia	2.7
Netherlands	2.1
Hong Kong	1.3
Spain	1.0
Others (each less than 1.0%)	5.5
Short-Term Investment	0.3

[1]	MSCI World Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the Fund.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2013
With Sales Charge*		(4.62)%	2.00%	5.71%
Without Sales Charge		0.68	3.85	7.27
CLASS C SHARES	February 28, 2013
With CDSC**		(0.84)	3.30	6.73
Without CDSC		0.16	3.30	6.73
CLASS R2 SHARES	February 28, 2013	0.46	3.59	7.00
SELECT CLASS SHARES	February 28, 2013	0.91	4.09	7.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year periods and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/13 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Research Enhanced Index Fund, the MSCI World Index and the Lipper Global Large-Cap Core Funds Index from February 28, 2013 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Global Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Lipper Global Large-Cap Core Funds Index is an index based on the total returns of certain mutuals funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	13

JPMorgan Global Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.29)%
Morgan Stanley Capital International (“MSCI”) All Country World Index (net of foreign withholding taxes)	2.05%

Net Assets as of 10/31/2016 (In Thousands)	$1,672

INVESTMENT OBJECTIVE**

The JPMorgan Global Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI All Country World Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s security selection and overweight positions in both the financials and health care sectors were leading detractors from performance relative to the Benchmark. The Fund’s security selection and underweight positions in the information technology sector and its security selection in the consumer discretionary sector were leading positive contributors to relative performance.

By region, the Fund’s overweight positions and security selection in the U.K. and continental Europe were leading detractors from relative performance, while the Fund’s overweight position in North America and its security selection and underweight position in Japan contributed to relative performance.

Leading individual detractors from the Fund’s relative performance included overweight positions in Teva Pharmaceutical Industries Ltd., Barclays PLC and Sanofi SA. Shares of Teva Pharmaceutical, an Israel-based maker of generic and specialty drugs, fell amid investor concerns about the company’s patent on a key drug and general concerns about pricing pressure on generic drugs. Shares of Barclays, a U.K. financial services company, fell amid investor concerns that continued low interest rates and the U.K.’s exit from the European Union would undermine earnings. Shares of Sanofi, a French pharmaceuticals company, declined after the company’s new chief executive warned of sluggish earnings growth in the near term.

Leading individual contributors to the Fund’s relative performance included overweight positions in NXP Semiconductors NV, Qualcomm Inc. and Amazon.com Inc. Shares of NXP Semiconductors, a Dutch maker of semiconductors, rose on news of a takeover bid from Qualcomm. Shares of Qualcomm, a U.S. communications technology maker, rose on investor expectations of an improved competitive position. Shares of Amazon.com, an Internet retailer, rose as the company continued to generate strong revenue and earnings growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a contrarian approach with bottom-up fundamental research to construct a global portfolio of what they believed were undervalued companies, characterized by sustainability of earnings, strong free cash flow and the ability to increase earnings faster than their sector peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Alphabet, Inc., Class C (United States)	4.7%
2.	Teva Pharmaceutical Industries Ltd., ADR (Israel)	4.4
3.	Time, Inc. (United States)	3.4
4.	Twenty-First Century Fox, Inc., Class A (United States)	3.2
5.	Citigroup, Inc. (United States)	3.2
6.	Sanofi (France)	2.9
7.	Amazon.com, Inc. (United States)	2.7
8.	JD.com, Inc., ADR (China)	2.2
9.	Chubb Ltd. (Switzerland)	2.1
10.	AXA S.A. (France)	2.1

PORTFOLIO COMPOSITION BY COUNTRY***
United States	46.8%
China	8.5
United Kingdom	7.8
France	6.5
Switzerland	6.3
Japan	5.4
Israel	4.3
Netherlands	3.4
Germany	2.1
Singapore	2.0
Canada	1.4
Russia	1.3
Hong Kong	1.1
Luxembourg	1.1
Italy	1.0
India	1.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		(8.58)%	1.08%	7.64%
Without Sales Charge		(3.53)	2.90	8.83
CLASS C SHARES	November 30, 2011
With CDSC**		(5.02)	2.39	8.29
Without CDSC		(4.02)	2.39	8.29
CLASS R2 SHARES	November 30, 2011	(3.85)	2.63	8.54
CLASS R5 SHARES	November 30, 2011	(3.12)	3.36	9.32
CLASS R6 SHARES	November 30, 2011	(3.10)	3.41	9.37
SELECT CLASS SHARES	November 30, 2011	(3.29)	3.21	9.13

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Global Unconstrained Equity Fund, the MSCI All Country World Index and the Lipper Global Multi-Cap Core Funds Index from November 30, 2011 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Lipper Global Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through January 5, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	15

JPMorgan International Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.50)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.23)%

Net Assets as of 10/31/2016 (In Thousands)	$3,424,466

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Fund (the “Fund”) seeks total return from long-term capital growth and income. Total return consists of capital growth and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

The Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the financials and health care sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Taiwan Semiconductor Manufacturing Co., Tokyo Electronics Ltd. and Arm Holdings Ltd. Shares of Taiwan Semiconductor, which was not held in the Benchmark, Tokyo Electron, a provider of equipment to the semiconductor industry, and Arm Holdings, a U.K. semiconductor manufacturer, rose on increasing demand for semiconductors used in a range of products, including mobile devices, automobiles and wearable accessories. Shares of Arm Holdings were also boosted by news of the company’s acquisition by Softbank Inc.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Credit Suisse Group AG, Barclays PLC and Prudential PLC. Shares of Credit Suisse, a Swiss financial services company, Barclays, a U.K. financial services company, and Prudential, a U.K. insurance and financial services provider not held in the Benchmark, fell amid sluggish economic growth and investor concerns that the U.K.’s planned exit from the European Union would prompt European monetary authorities to hold interest rates low, undermining investment returns and bank interest margins.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection to build a portfolio of international equities. They used bottom-up fundamental research to identify what they believed were attractively priced securities of companies with solid financial positions that possessed the potential to increase their earnings faster than their industry peers.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	HSBC Holdings plc (United Kingdom)	2.2%
2.	Roche Holding AG (Switzerland)	2.1
3.	Vodafone Group plc (United Kingdom)	2.0
4.	Novartis AG (Switzerland)	2.0
5.	Japan Tobacco, Inc. (Japan)	2.0
6.	Samsung Electronics Co., Ltd., GDR (South Korea)	2.0
7.	Sumitomo Mitsui Financial Group, Inc. (Japan)	1.9
8.	SAP SE (Germany)	1.9
9.	Royal Dutch Shell plc, Class A (Netherlands)	1.8
10.	Anheuser-Busch InBev S.A./N.V. (Belgium)	1.8

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.8%
United Kingdom	17.9
France	11.7
Switzerland	10.5
Germany	7.6
Netherlands	6.2
Hong Kong	4.8
China	3.7
South Korea	2.6
Belgium	1.8
Taiwan	1.3
Australia	1.3
India	1.1
South Africa	1.1
Denmark	1.1
Others (each less than 1.0%)	2.4
Short-Term Investment	1.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2002
With Sales Charge*		(7.00)%	3.07%	0.49%
Without Sales Charge		(1.83)	4.19	1.04
CLASS C SHARES	January 31, 2003
With CDSC**		(3.31)	3.67	0.51
Without CDSC		(2.31)	3.67	0.51
CLASS R2 SHARES	November 3, 2008	(2.08)	3.93	0.83
CLASS R5 SHARES	May 15, 2006	(1.34)	4.67	1.49
CLASS R6 SHARES	November 30, 2010	(1.30)	4.71	1.51
SELECT CLASS SHARES	January 1, 1997	(1.50)	4.45	1.29

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	17

JPMorgan International Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(3.31)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.23)%

Net Assets as of 10/31/2016 (In Thousands)	$134,155

INVESTMENT OBJECTIVE**

The JPMorgan International Equity Income Fund (the “Fund”) seeks to provide both current income and long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s security selection in the industrial cyclical and the consumer non-durable sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection and underweight position in the banks sector and its overweight position in the technology-semiconductors sector were leading positive contributors to relative performance.

By region, the Fund’s underweight positions and security selection in the Pacific and in Japan detracted from relative performance, while the Fund’s holdings in emerging markets, where the Benchmark had no exposure, and its security selection and underweight position in Continental Europe made positive contributions to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Persimmon PLC, Bayer AG and Ryanair Holdings PLC. Shares of Persimmon, a U.K. homebuilder, fell amid investor concerns that the U.K.’s planned exit from the European Union would hurt sales. Shares of Bayer, a German maker of pharmaceuticals and health care products, fell on news of its plan to acquire Monsanto Co. Shares of Ryanair Holdings, a low-fare airline based in Ireland and not held in the Benchmark, fell on investor concerns about the impact of on tourism of terrorist attacks and an air traffic controllers’ strike in France.

Leading individual contributors to relative performance included the Fund’s overweight positions in Nippon Telegraph and Telephone Corp., a Japanese provider of telecommunications services, Danske Bank A/S, a Danish bank, and GlaxoSmithKline PLC., a U.K., drug maker. Shares of all three companies rose as they continued to return capital to shareholders in the form of dividends and/or share buybacks.

HOW THE FUND WAS MANAGED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, rigorously researching companies in an attempt to determine their underlying value and potential for future growth. The Fund’s portfolio managers looked for dividend yielding equity securities that they believed were undervalued and possessed the long-term earnings power and strong cash flow generation that would enable them to grow their dividends.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	GlaxoSmithKline plc (United Kingdom)	3.7%
2.	Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan)	3.5
3.	Anheuser-Busch InBev S.A./N.V. (Belgium)	3.5
4.	UPM-Kymmene OYJ (Finland)	2.8
5.	Toronto-Dominion Bank (The) (Canada)	2.8
6.	Royal Dutch Shell plc, Class A (Netherlands)	2.7
7.	WPP plc (United Kingdom)	2.7
8.	Danske Bank A/S (Denmark)	2.6
9.	Moneta Money Bank A.S. (Czech Republic)	2.5
10.	MMC Norilsk Nickel PJSC, ADR (Russia)	2.4

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	25.4%
Netherlands	9.5
Germany	9.1
Japan	8.4
France	7.1
Russia	6.1
Taiwan	4.6
Canada	3.7
Belgium	3.5
Switzerland	3.1
Finland	2.8
Denmark	2.6
Czech Republic	2.5
Hong Kong	2.4
Australia	1.9
Israel	1.8
Norway	1.6
New Zealand	1.1
Others (each less than 1.0%)	0.9
Short-Term Investment	1.9

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	19

JPMorgan International Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	February 28, 2011
With Sales Charge*		(8.67)%	4.61%	2.37%
Without Sales Charge		(3.60)	5.74	3.35
CLASS C SHARES	February 28, 2011
With CDSC**		(5.02)	5.22	2.83
Without CDSC		(4.02)	5.22	2.83
CLASS R2 SHARES	February 28, 2011	(3.84)	5.48	3.08
CLASS R5 SHARES	February 28, 2011	(3.14)	6.22	3.80
CLASS R6 SHARES	January 30, 2015	(3.09)	6.22	3.81
SELECT CLASS SHARES	February 28, 2011	(3.31)	6.03	3.63

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/11 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2011.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Equity Income Fund, the MSCI EAFE Index and the Lipper International Equity Income Funds Index from February 28, 2011 to October 31, 2016. Return information prior to July 31, 2013 for the Lipper International Equity Income Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the United States can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	21

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(4.69)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.23)%

Net Assets as of 10/31/2016 (In Thousands)	$2,769,870

INVESTMENT OBJECTIVE**

The JPMorgan International Opportunities Fund (the “Fund”) seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, underperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s underweight position and security selection in the basic industries sector and security selection in the health care sector were leading detractors from performance relative to the Benchmark. The Fund’s security selection in the banks sector and its overweight position in the technology semiconductors sector were leading contributors to relative performance.

By region, the Fund’s security selection and overweight position in the U.K. and its underweight position in the Pacific region, excluding Japan, were leading detractors from relative performance. The Fund’s security selection in continental Europe made a positive contribution to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Dixons Carphone PLC, Associated British Foods PLC and Taylor Wimpey PLC. Shares of Dixons Carphone, a U.K. retailer of telecommunications services, Associated British Foods, owner of the Primark chain of supermarkets, and Taylor Wimpey, a U.K. homebuilder, all declined as U.K.’s vote to exit the European Union led to a decline in the pound’s value and raised investor concerns about the U.K. economy.

Leading individual contributors to relative performance included the Fund’s overweight positions in Keyence Corp., Daikin Industries Ltd. and Adidas AG. Shares of both Keyence, a Japanese maker of sensors used in factory automation equipment, and Daikin Industries, a Japanese maker of air conditioners, rose on continued strength in operating profits at both companies. Shares of Adidas, a German maker of athletic apparel, rose after the company reported better-than-expected earnings and raised its earnings and sales forecasts several times during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the security to realize its inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and the Fund’s currency exposure.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class A (Netherlands)	2.8%
2.	Roche Holding AG (Switzerland)	2.4
3.	British American Tobacco plc (United Kingdom)	2.1
4.	Anheuser-Busch InBev S.A./N.V. (Belgium)	2.1
5.	Siemens AG (Germany)	1.9
6.	GlaxoSmithKline plc (United Kingdom)	1.8
7.	Australia & New Zealand Banking Group Ltd. (Australia)	1.6
8.	Mitsubishi UFJ Financial Group, Inc. (Japan)	1.6
9.	Yamato Holdings Co., Ltd. (Japan)	1.6
10.	ORIX Corp. (Japan)	1.6

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	25.8%
United Kingdom	15.5
France	12.3
Germany	9.7
Netherlands	5.8
Switzerland	5.6
Australia	3.7
Italy	3.6
Denmark	3.4
Hong Kong	2.2
Belgium	2.1
Norway	1.6
United States	1.5
Finland	1.4
Sweden	1.2
India	1.1
Others (each less than 1.0%)	0.9
Short-Term Investment	2.6

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	23

JPMorgan International Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		(9.68)%	3.37%	0.37%
Without Sales Charge		(4.69)	4.49	0.91
CLASS C SHARES	July 31, 2007
With CDSC**		(6.26)	3.95	0.40
Without CDSC		(5.26)	3.95	0.40
CLASS R6 SHARES	November 30, 2010	(4.09)	5.07	1.42
INSTITUTIONAL CLASS SHARES	February 26, 1997	(4.25)	4.96	1.36
SELECT CLASS SHARES	September 10, 2001	(4.40)	4.78	1.17

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan International Opportunities Fund, the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Index from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(2.72)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.23)%

Net Assets as of 10/31/2016 (In Thousands)	$1,335,211

INVESTMENT OBJECTIVE**

The JPMorgan International Research Enhanced Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s security selection in the industrial cyclical and basic industries sectors was a leading positive contributor to relative performance. The Fund’s security selection in the banks and finance sector and the transportation services and consumer cyclical sector was a leading detractor from relative performance.

By region, the Fund’s security selection in Japan and continental Europe made a positive contribution to relative performance, while the Fund’s underweight allocation to the Pacific, excluding Japan, detracted from relative performance.

Due to the Fund holding a relatively large number of securities during the period, the impact of individual holdings on the Fund’s relative performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund sought to outperform the Benchmark over time, while seeking to achieve sector, geographic and risk characteristics similar to that of the Benchmark. Using the fundamental equity insights generated by analysts, the Fund’s portfolio managers took a marginally overweight position in securities included within the universe of the Benchmark that they considered undervalued, while marginally underweighting or not holding securities in the Benchmark that they considered overvalued.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Nestle S.A. (Switzerland)	2.6%
2.	Roche Holding AG (Switzerland)	1.8
3.	British American Tobacco plc (United Kingdom)	1.5
4.	HSBC Holdings plc (United Kingdom)	1.4
5.	Toyota Motor Corp. (Japan)	1.4
6.	Siemens AG (Germany)	1.3
7.	SAP SE (Germany)	1.3
8.	Bayer AG (Germany)	1.2
9.	Royal Dutch Shell plc, Class B (Netherlands)	1.2
10.	GlaxoSmithKline plc (United Kingdom)	1.2

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.1%
United Kingdom	15.4
France	10.5
Germany	10.1
Switzerland	9.6
Australia	6.4
Netherlands	6.1
Hong Kong	2.8
Italy	2.4
Spain	2.1
Finland	2.0
Sweden	1.2
Belgium	1.0
Others (each less than 1.0%)	4.8
Short-Term Investment	2.5

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	25

JPMorgan International Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 23, 1993
With Sales Charge*		(8.06)%	3.86%	0.21%
Without Sales Charge		(2.94)	4.99	0.75
CLASS C SHARES	November 4, 1997
With CDSC**		(4.41)	4.40	0.12
Without CDSC		(3.41)	4.40	0.12
CLASS R2 SHARES	November 3, 2008	(3.22)	4.73	0.50
SELECT CLASS SHARES	October 28, 1992	(2.72)	5.25	1.00

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Class R2 Shares performance has been adjusted to reflect the difference in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Research Enhanced Equity Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside of the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

26	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	(1.47)%
Morgan Stanley Capital International (“MSCI”) All Country World Index, Ex-U.S. (net of foreign withholding taxes)	0.22%

Net Assets as of 10/31/2016 (In Thousands)	$109,775

INVESTMENT OBJECTIVE**

The JPMorgan International Unconstrained Equity Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the MSCI All Country World Index, ex-U.S. (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s security selection in the financials sector and its security selection and overweight position in the health care sector were leading detractors from performance relative to the Benchmark. The Fund’s overweight position in the information technology sector and its security selection in the materials sectors were leading contributors to relative performance.

By region, the Fund’s security selection and overweight position in Continental Europe and its underweight position and security selection in the Pacific, excluding Japan, were leading detractors from performance relative to the Benchmark. The Fund’s security selection in Japan contributed to relative performance.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Nokia Corp., Teva Pharmaceutical Industrial Ltd. and Barclays PLC. Shares of Nokia, a Finnish telecommunications provider, declined as weakness in the wireless network market hurt the company’s earnings. Shares of Teva Pharmaceutical, an Israel-based maker of generic and specialty drugs, fell amid investor concerns about pricing pressure on generic drugs and the loss of a patent on a key drug. Shares of Barclays, a U.K. financial services company, fell amid investor concerns that continued low interest rates and the U.K.’s exit from the European Union would undermine earnings.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Arm Holdings PLC, LafargeHolcim Ltd. and Covestro AG. Shares of Arm Holdings, a U.K. semiconductor designer, rose on news of a takeover bid from Softbank Inc. Shares of LafargeHolcim, a construction materials maker based in Switzerland, rose on investor expectations for a rebound in global demand for cement and other materials. Shares of Covestro, a German maker of advanced materials, rose following its spin-off from Bayer AG.

HOW WAS THE FUND POSITIONED?

By harnessing their team’s global sector specialists, the Fund’s portfolio managers sought to build a high-conviction, benchmark-agnostic portfolio of growth, value and unique companies, whose future prospects, the managers believed, were under-appreciated by the market and thus possessed the potential to deliver higher-than-expected earnings that could have a positive effect on the share price.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	27

JPMorgan International Unconstrained Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	LafargeHolcim Ltd. (Switzerland)	4.2%
2.	Rio Tinto plc (United Kingdom)	3.4
3.	Alimentation Couche-Tard, Inc., Class B (Canada)	3.1
4.	Baidu, Inc., ADR (China)	2.9
5.	Altice N.V., Class A (Netherlands)	2.9
6.	CNOOC Ltd. (China)	2.9
7.	Teva Pharmaceutical Industries Ltd., ADR (Israel)	2.8
8.	Vodafone Group plc (United Kingdom)	2.7
9.	NN Group N.V. (Netherlands)	2.7
10.	Cie Financiere Richemont S.A. (Switzerland)	2.6

PORTFOLIO COMPOSITION BY COUNTRY***
United Kingdom	17.8%
Switzerland	12.0
Netherlands	10.5
China	10.0
Hong Kong	8.5
Japan	7.6
Canada	4.5
Finland	3.9
Germany	3.5
Israel	2.8
Belgium	2.6
India	2.2
Taiwan	2.0
France	2.0
Denmark	2.0
United States	1.7
South Africa	1.7
South Korea	1.5
Italy	1.3
Short-Term Investment	1.9

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

28	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2011
With Sales Charge*		(6.98)%	(2.23)%	5.74%
Without Sales Charge		(1.80)	(0.46)	6.90
CLASS C SHARES	November 30, 2011
With CDSC**		(3.28)	(0.96)	6.36
Without CDSC		(2.28)	(0.96)	6.36
CLASS R2 SHARES	November 30, 2011	(2.05)	(0.72)	6.63
CLASS R5 SHARES	November 30, 2011	(1.38)	(0.01)	7.38
CLASS R6 SHARES	November 30, 2011	(1.29)	0.05	7.44
SELECT CLASS SHARES	November 30, 2011	(1.47)	(0.15)	7.20

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/11 To 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan International Unconstrained Equity Fund, the MSCI All Country World Index, ex-U.S. and the Lipper International Large-Cap Growth Funds Index from November 30, 2011 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI All Country World Index, ex-U.S. does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI All Country World Index, ex-U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Lipper International Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	29

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares1)*	(4.63)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Value Index (net of foreign withholding taxes)	(3.35)%

Net Assets as of 10/31/2016 (In Thousands)	$1,308,220

INVESTMENT OBJECTIVE**

The JPMorgan International Value Fund (the “Fund”) seeks to provide high total return from a portfolio of foreign company equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares underperformed the MSCI EAFE Value Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016.

By sector, the Fund’s security selection in the health care and insurance sectors was a leading detractor from performance relative to the Benchmark. The Fund’s security selection in the retail sector and its overweight position in the technology-semiconductors sector were leading contributors to relative performance.

By region, the Fund’s underweight position in the Pacific, excluding Japan, and its security selection in the U.K. and Japan were leading detractors from performance relative to the Benchmark. The Fund’s out-of-Benchmark holdings in both emerging markets and Canada were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Teva Pharmaceutical Industries Ltd., Prudential PLC and Telecom Italia Spa. Shares of Teva Pharmaceutical, a drug maker not held in the Benchmark, fell amid investor concerns about pressure on generic drug prices and the loss of a key drug patent. Shares of Prudential, an insurance and financial services provider not held in the Benchmark, fell amid the continued low interest rate environment and investor concerns about the impact of the U.K.’s planned exit from the European Union. Shares of Telecom Italia, a telecommunications provider in Italy, fell on investor concerns about increased competition in the Italian telecommunications market.

Leading individual contributors to the Fund’s relative performance included the Fund’s overweight positions in Nippon Telegraph and Telephone Corp., Daikin Industries Ltd. and Suzuki Motor Corp. Shares of Nippon Telegraph and Telephone, a telecommunications provider in Japan, rose as the company continued to return capital to shareholders via dividends and share repurchases. Shares of Daikin, a Japanese manufacturer of air conditioners that was not held in the Benchmark, rose as sales growth in emerging markets and an expanding presence in the U.S. boosted earnings. Shares of Suzuki Motor, an auto manufacturer not held in the Benchmark, rose amid continued growth in India and on news that the company was cleared of wrongdoing in a probe of fuel-efficiency measurement methods.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to security selection, seeking to identify what they believed were the most attractive value investment opportunities within each sector. The Fund’s portfolio managers looked for securities that they believed possessed an attractive valuation signal (as measured by a proprietary dividend discount model) and a timely catalyst that would enable the securities to realize their inherent value. In addition, the Fund employed futures and currency forwards to help manage cash flows and currency exposure.

[1]	Effective December 1, 2016, the Fund’s Institutional Class was renamed Class L.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

30	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	TOTAL S.A (France)	3.5%
2.	Royal Dutch Shell plc, Class A (Netherlands)	3.4
3.	Australia & New Zealand Banking Group Ltd. (Australia)	3.0
4.	Mitsubishi UFJ Financial Group, Inc. (Japan)	2.7
5.	Siemens AG (Germany)	2.5
6.	BNP Paribas S.A (France)	2.5
7.	Vodafone Group plc (United Kingdom)	2.1
8.	AXA S.A (France)	2.1
9.	ING Groep N.V (Netherlands)	2.0
10.	Zurich Insurance Group AG (Switzerland)	2.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	23.6%
France	15.7
United Kingdom	13.2
Germany	7.9
Netherlands	7.1
Switzerland	4.6
Australia	4.0
Italy	3.7
Finland	2.3
Belgium	2.0
Hong Kong	2.0
Sweden	1.9
Israel	1.4
Norway	1.2
United States	1.2
Spain	1.2
Luxembourg	1.1
China	1.0
South Korea	1.0
Others (each less than 1.0%)	2.6
Short-Term Investment	1.3

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	31

JPMorgan International Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		(9.99)%	1.65%	(0.74)%
Without Sales Charge		(5.01)	2.76	(0.21)
CLASS C SHARES	July 11, 2006
With CDSC**		(6.54)	2.26	(0.71)
Without CDSC		(5.54)	2.26	(0.71)
CLASS R2 SHARES	November 3, 2008	(5.28)	2.51	(0.41)
CLASS R5 SHARES	September 9, 2016	(4.56)	3.20	0.20
CLASS R6 SHARES	November 30, 2010	(4.45)	3.31	0.27
INSTITUTIONAL CLASS SHARES	November 4, 1993	(4.63)	3.19	0.20
SELECT CLASS SHARES	September 10, 2001	(4.74)	3.05	0.05

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of R2 Shares would have been lower than those shown because R2 Shares have higher expenses than Class A Shares.

Returns for Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan International Value Fund, the MSCI EAFE Value Index and the Lipper International Large-Cap Value Funds Average from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Large-Cap Value Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of value-oriented stocks in the world’s equity markets, excluding the U.S. and Canada. Investors cannot invest directly in an index. The Lipper International Large-Cap Value Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	(3.07)%
Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index (net of foreign withholding taxes)	(3.23)%

Net Assets as of 10/31/2016 (In Thousands)	$2,694,314

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid International Fund (the “Fund”) seeks to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the MSCI EAFE Index (net of foreign withholding taxes) (the “Benchmark”) for the twelve months ended October 31, 2016. The Fund’s portfolio managers attempted to construct the Fund so that security selection and style factors (i.e., growth, value and quality characteristics) would be the primary drivers of returns.

The Fund’s security selection in the consumer discretionary and financials sectors was a leading contributor to performance relative to the Benchmark for the twelve month period. The Fund’s security selection in the information technology and health care sectors was a leading detractor from relative performance.

The Fund targeted investments in companies that exhibited specific growth, value and quality characteristics during the period. The Fund held a range of 150 to 250 securities during the period. Consequently, the impact of any individual security on the Fund’s overall performance tended to be small.

HOW WAS THE FUND POSITIONED?

The Fund’s strategy was rooted in the notion that investor behavior is influenced by human emotion. This influence is believed to give rise to persistent growth, value and quality anomalies within the market. During the reporting period, the Fund’s portfolio managers sought to exploit these anomalies by utilizing a series of style screens designed to identify securities with attractive growth, value and/or quality characteristics.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	33

JPMorgan Intrepid International Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2016 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Royal Dutch Shell plc, Class B (Netherlands)	2.0%
2.	Roche Holding AG (Switzerland)	1.7
3.	Nestle S.A. (Switzerland)	1.5
4.	British American Tobacco plc (United Kingdom)	1.3
5.	Unilever N.V., CVA (United Kingdom)	1.3
6.	TOTAL S.A. (France)	1.2
7.	BP plc (United Kingdom)	1.2
8.	BHP Billiton Ltd. (Australia)	1.0
9.	Novartis AG (Switzerland)	1.0
10.	Siemens AG (Germany)	1.0

PORTFOLIO COMPOSITION BY COUNTRY***
Japan	24.0%
United Kingdom	15.4
France	11.3
Switzerland	8.5
Germany	8.0
Australia	6.7
Netherlands	4.2
Hong Kong	3.4
Sweden	2.7
Denmark	2.3
Spain	2.1
Italy	1.3
Norway	1.1
Belgium	1.0
United States	1.0
Others (each less than 1.0%)	4.9
Short-Term Investment	2.1

***	Percentages indicated are based on total investments as of October 31, 2016. The Fund’s portfolio composition is subject to change.

34	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2016

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge*		(8.15)%	4.03%	(0.01)%
Without Sales Charge		(3.07)	5.16	0.53
CLASS C SHARES	February 28, 2006
With CDSC**		(4.56)	4.63	0.03
Without CDSC		(3.56)	4.63	0.03
CLASS R2 SHARES	November 3, 2008	(3.36)	4.88	0.33
CLASS R6 SHARES	May 29, 2015	(2.59)	5.69	1.04
INSTITUTIONAL CLASS SHARES	April 30, 2001	(2.67)	5.66	1.02
SELECT CLASS SHARES	February 28, 2006	(2.73)	5.46	0.80

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (10/31/06 TO 10/31/16)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of R6 Shares would have been different than those shown because R6 Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Intrepid International Fund, the MSCI EAFE Index and the Lipper International Multi-Cap Core Funds Index from October 31, 2006 to October 31, 2016. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI EAFE Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the Lipper International Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper International Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	35

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.3%
	Brazil — 4.3%
2,216	Banco do Brasil S.A. (a)	20,373
1,054	Cia de Saneamento Basico do Estado de Sao Paulo, ADR (a)	11,092
2,148	EDP — Energias do Brasil S.A.	10,291
2,484	Marfrig Global Foods S.A. (a)	4,412
2,406	MRV Engenharia e Participacoes S.A.	9,271
808	Qualicorp S.A.	5,224
2,386	Vale S.A., ADR (a)	16,510

		77,173

	Chile — 0.5%
2,823	Cencosud S.A.	9,202

	China — 21.6%
1,603	AAC Technologies Holdings, Inc.	15,269
216	Alibaba Group Holding Ltd., ADR (a)	21,932
6,116	Anhui Conch Cement Co., Ltd., Class H	16,903
50,174	Bank of China Ltd., Class H	22,484
6,365	BYD Electronic International Co., Ltd.	5,008
17,899	China CITIC Bank Corp., Ltd., Class H	11,544
10,733	China Everbright Bank Co., Ltd., Class H	4,893
6,885	China Lesso Group Holdings Ltd.	5,040
4,874	China Mengniu Dairy Co., Ltd.	9,207
8,328	China Merchants Bank Co., Ltd., Class H	20,252
8,814	China Shenhua Energy Co., Ltd., Class H	18,272
5,567	China Vanke Co., Ltd., Class H	14,530
506	Chlitina Holding Ltd.	2,215
8,500	CSPC Pharmaceutical Group Ltd.	8,801
13,350	Geely Automobile Holdings Ltd.	13,736
8,414	Guangzhou Automobile Group Co., Ltd., Class H	10,161
10,732	Huadian Power International Corp., Ltd., Class H	4,600
162	Huaneng Power International, Inc., Class H	7,364
11,980	Huaneng Power International, Inc., Class H	99
9,397	Industrial & Commercial Bank of China Ltd., Class H	5,644
57,463	Industrial & Commercial Bank of China Ltd., Class H	34,491
103	NetEase, Inc., ADR	26,518
137	New Oriental Education & Technology Group, Inc., ADR (a)	6,848
7,768	PICC Property & Casualty Co., Ltd., Class H	12,538
2,089	Shanghai Pharmaceuticals Holding Co., Ltd., Class H	5,376
6,236	Shenzhen Expressway Co., Ltd., Class H	6,249
785	Shenzhou International Group Holdings Ltd.	5,200
6,850	Sinopec Shanghai Petrochemical Co., Ltd., Class H	3,492
3,207	Sinopharm Group Co., Ltd., Class H	15,574

SHARES	SECURITY DESCRIPTION	VALUE($)

	China — continued
901	Sunny Optical Technology Group Co., Ltd.	4,394
1,095	Tencent Holdings Ltd.	29,025
3,174	TravelSky Technology Ltd., Class H	6,772
11,922	Xinyi Solar Holdings Ltd. (a)	4,417
5,238	Zhejiang Expressway Co., Ltd., Class H	5,484

		384,332

	Hong Kong — 4.0%
10,160	China Power International Development Ltd.	3,695
5,256	China Resources Land Ltd.	13,054
4,038	COSCO Shipping Ports Ltd.	4,003
1,720	Kingboard Chemical Holdings Ltd.	5,084
6,501	Lee & Man Paper Manufacturing Ltd.	4,885
5,963	Nine Dragons Paper Holdings Ltd.	4,848
3,614	Shenzhen International Holdings Ltd.	5,580
9,802	Skyworth Digital Holdings Ltd.	6,327
12,624	Truly International Holdings Ltd.	4,937
17,006	WH Group Ltd. (e)	13,773
6,526	Xinyi Glass Holdings Ltd. (a)	5,611

		71,797

	Hungary — 1.4%
135	MOL Hungarian Oil & Gas plc	8,628
583	OTP Bank plc	16,330

		24,958

	India — 3.2%
1,540	Bharat Petroleum Corp., Ltd.	15,465
1,106	HCL Technologies Ltd.	12,715
2,181	Hindustan Petroleum Corp., Ltd.	15,284
353	Tata Motors Ltd., ADR	13,918

		57,382

	Indonesia — 0.3%
833	Gudang Garam Tbk PT	4,333

	Malaysia — 1.4%
14,521	AirAsia Bhd	9,587
4,271	Tenaga Nasional Bhd	14,600

		24,187

	Mexico — 2.7%
1,388	Arca Continental S.A.B. de C.V.	8,637
569	Coca-Cola Femsa S.A.B. de C.V., Series L	4,273
168	Fomento Economico Mexicano S.A.B. de C.V., ADR	16,099
455	Gruma S.A.B. de C.V., Class B	6,311
5,458	Grupo Mexico S.A.B. de C.V., Series B	13,447

		48,767

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Poland — 2.7%
561	Eurocash S.A.	5,682
716	KGHM Polska Miedz S.A.	12,999
1,122	Polski Koncern Naftowy Orlen S.A.	22,223
4,855	Polskie Gornictwo Naftowe i Gazownictwo S.A.	6,216

		47,120

	Russia — 9.0%
7,316	Alrosa PJSC	10,234
380	LUKOIL PJSC, ADR	18,494
56	Magnit PJSC	9,352
20,921	Magnitogorsk Iron & Steel OJSC	10,512
1,139	MMC Norilsk Nickel PJSC, ADR	17,181
1,742	Mobile TeleSystems PJSC, ADR	13,429
6,717	Moscow Exchange MICEX-RTS PJSC	12,373
140	Ros Agro plc, GDR (e)	1,827
51	Ros Agro plc, GDR	669
2,912	Rosneft PJSC, GDR	15,836
2,137	Sberbank PAO, ADR	20,260
771	Severstal PJSC, GDR	10,874
326	Tatneft PJSC, ADR	10,869
252	X5 Retail Group N.V., GDR (a)	7,534

		159,444

	Singapore — 0.6%
366	Jardine Cycle & Carriage Ltd.	11,086

	South Africa — 1.1%
646	SPAR Group Ltd. (The)	9,144
333	Tiger Brands Ltd.	9,494

		18,638

	South Korea — 18.9%
30	Amorepacific Corp.	9,421
25	BGF retail Co., Ltd.	3,802
43	Com2uSCorp (a)	3,531
25	Coway Co., Ltd.	1,968
703	Hana Financial Group, Inc.	20,100
260	Hankook Tire Co., Ltd.	12,478
78	Hyosung Corp.	9,123
13	LG Household & Health Care Ltd.	9,292
481	LG Uplus Corp.	4,954
45	Mando Corp.	10,515
74	NCSoft Corp.	17,078
328	Partron Co., Ltd.	2,561
85	POSCO	17,614
23	Samsung Electronics Co., Ltd.	32,889
435	Shinhan Financial Group Co., Ltd.	16,640
585	SK Hynix, Inc.	20,940

SHARES	SECURITY DESCRIPTION	VALUE($)

	South Korea — continued
157	SK Innovation Co., Ltd.	20,672
202	S-Oil Corp.	13,827
1,689	Woori Bank	18,405
73	Hyundai Heavy Industries Co., Ltd. (a)	9,220
278	Hyundai Marine & Fire Insurance Co., Ltd.	8,582
70	Hyundai Mobis Co., Ltd.	16,660
452	Korea Electric Power Corp.	19,568
185	KT&G Corp.	18,262
783	LG Display Co., Ltd.	18,720

		336,822

	Taiwan — 11.6%
5,989	Accton Technology Corp.	9,564
1,340	Casetek Holdings Ltd.	4,302
1,196	Catcher Technology Co., Ltd.	9,362
3,543	Elite Material Co., Ltd.	9,864
2,863	FLEXium Interconnect, Inc.	8,142
703	Grape King Bio Ltd.	5,903
6,692	Hon Hai Precision Industry Co., Ltd.	18,075
8,410	King Yuan Electronics Co., Ltd.	7,397
179	Largan Precision Co., Ltd.	21,118
3,721	Micro-Star International Co., Ltd.	10,705
5,382	Pegatron Corp.	14,492
3,759	Powertech Technology, Inc.	10,725
1,555	Realtek Semiconductor Corp.	5,267
290	Silicon Motion Technology Corp., ADR	11,759
281	St. Shine Optical Co., Ltd.	5,905
629	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	19,551
2,664	Tong Yang Industry Co., Ltd.	6,199
7,984	Uni-President Enterprises Corp.	15,425
2,853	Win Semiconductors Corp.	7,923
2,012	Zhen Ding Technology Holding Ltd.	4,577

		206,255

	Thailand — 6.3%
19,637	Charoen Pokphand Foods PCL, NVDR	17,660
5,223	CP ALL PCL, NVDR	9,053
55,055	IRPC PCL, NVDR	7,515
3,721	Kiatnakin Bank PCL, NVDR	6,214
36,137	Krung Thai Bank PCL, NVDR	17,748
1,887	PTT PCL, NVDR	18,578
27,353	Star Petroleum Refining PCL, NVDR	9,820
11,804	Thai Beverage PCL	8,183
3,695	Thai Oil PCL, NVDR	7,381
9,159	Thai Union Group PCL, NVDR	5,676
4,090	Thanachart Capital PCL, NVDR	4,612

		112,440

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	37

JPMorgan Emerging Economies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands, except number of Future contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Turkey — 4.3%
6,747	Akbank TAS	18,057
1,250	Arcelik A.S.	8,261
19,246	Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.	19,666
8,103	Eregli Demir ve Celik Fabrikalari TAS	11,018
3,722	Tekfen Holding A.S.	9,445
728	Tofas Turk Otomobil Fabrikasi A.S.	5,489
3,907	Turkiye Sise ve Cam Fabrikalari A.S.	4,110
193	Ulker Biskuvi Sanayi A.S.	1,197

		77,243

	United Arab Emirates — 1.4%
10,423	Aldar Properties PJSC	7,462
9,329	Emaar Properties PJSC	17,665

		25,127

	Total Common Stocks (Cost $1,591,415)	1,696,306

Preferred Stocks — 1.8%
	Brazil — 1.2%
682	Braskem S.A., Class A	6,057
559	Cia Brasileira de Distribuicao	10,701
1,798	Cia Energetica de Minas Gerais	5,491

		22,249

	Russia — 0.6%
23,397	Surgutneftegas OJSC	10,609

	Total Preferred Stocks (Cost $32,396)	32,858

Short-Term Investment — 2.1%
	Investment Company — 2.1%
36,972	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $36,972)	36,972

	Total Investments — 99.2% (Cost $1,660,783)	1,766,136
	Other Assets in Excess of Liabilities — 0.8%	13,576

	NET ASSETS — 100.0%	$1,779,712

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.6%
Oil, Gas & Consumable Fuels	12.4
Metals & Mining	6.8
Electronic Equipment, Instruments & Components	6.4
Semiconductors & Semiconductor Equipment	5.0
Food Products	4.8
Internet Software & Services	4.4
Technology Hardware, Storage & Peripherals	4.1
Food & Staples Retailing	3.7
Real Estate Management & Development	3.0
Auto Components	2.9
Electric Utilities	2.8
Automobiles	2.5
Beverages	2.1
Personal Products	1.5
Health Care Providers & Services	1.5
Household Durables	1.5
Tobacco	1.3
Transportation Infrastructure	1.2
Insurance	1.2
Software	1.2
Equity Real Estate Investment Trusts (REITs)	1.1
IT Services	1.1
Chemicals	1.1
Construction Materials	1.0
Others (each less than 1.0%)	8.7
Short-Term Investment	2.1

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
508	Mini MSCI Emerging Markets Index	12/16/16	USD	$22,949	$(282)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.3%
	Argentina — 0.6%
117	MercadoLibre, Inc.	19,667

	Australia — 0.7%
4,119	Oil Search Ltd.	20,646

	Brazil — 10.0%
5,254	AMBEV S.A., ADR	31,000
5,009	BB Seguridade Participacoes S.A.	50,219
4,254	CCR S.A.	23,165
2,728	Cielo S.A.	27,730
3,647	Itau Unibanco Holding S.A. (Preference Shares), ADR	43,508
4,019	Kroton Educacional S.A.	20,008
4,439	Lojas Renner S.A.	37,530
846	Marcopolo S.A. (a)	663
819	Raia Drogasil S.A. (a)	18,227
2,102	Ultrapar Participacoes S.A.	47,798
2,451	WEG S.A.	13,545

		313,393

	China — 16.3%
3,047	AAC Technologies Holdings, Inc.	29,027
748	Alibaba Group Holding Ltd., ADR (a)	76,016
182	Baidu, Inc., ADR (a)	32,166
6,281	Chongqing Changan Automobile Co., Ltd., Class B	9,577
11,331	CNOOC Ltd.	14,258
1,143	CNOOC Ltd.	1,442
1,712	JD.com, Inc., ADR (a)	44,431
7,162	Ping An Insurance Group Co. of China Ltd., Class H	37,697
4,527	Shenzhou International Group Holdings Ltd.	29,985
7,535	Tencent Holdings Ltd.	199,703
1,464	Tsingtao Brewery Co., Ltd., Class H	5,841
2,071	Vipshop Holdings Ltd., ADR (a)	28,315

		508,458

	Cyprus — 0.2%
1,207	Globaltrans Investment plc, GDR	5,856

	Egypt — 0.3%
2,247	Commercial International Bank Egypt SAE, GDR	9,934

	Hong Kong — 6.4%
18,667	AIA Group Ltd.	117,432
517	Jardine Matheson Holdings Ltd.	31,497
11,573	Sands China Ltd.	50,223

		199,152

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 20.0%
1,756	Asian Paints Ltd.	28,290
2,198	HDFC Bank Ltd.	48,780
903	HDFC Bank Ltd., ADR	63,940
5,303	Housing Development Finance Corp., Ltd.	109,527
1,640	IndusInd Bank Ltd.	29,382
3,681	Infosys Ltd., ADR	56,171
16,999	ITC Ltd.	61,550
2,407	Kotak Mahindra Bank Ltd.	29,563
1,845	Lupin Ltd.	41,965
2,334	Tata Consultancy Services Ltd.	83,586
754	Tata Motors Ltd., ADR	29,698
733	UltraTech Cement Ltd.	43,560

		626,012

	Indonesia — 3.2%
71,609	Astra International Tbk PT	45,179
28,279	Bank Central Asia Tbk PT	33,622
23,468	Bank Rakyat Indonesia Persero Tbk PT	21,913

		100,714

	Mexico — 1.1%
3,708	Infraestructura Energetica Nova S.A.B. de C.V.	16,417
1,583	Promotora y Operadora de Infraestructura S.A.B. de C.V.	17,698

		34,115

	Panama — 1.1%
375	Copa Holdings S.A., Class A	34,550

	Peru — 1.2%
246	Credicorp Ltd.	36,520

	Russia — 5.5%
643	LUKOIL PJSC, ADR	31,282
306	Magnit PJSC	51,382
181	Magnit PJSC, GDR	7,174
35,253	Sberbank PAO	82,057

		171,895

	South Africa — 13.2%
1,755	Aspen Pharmacare Holdings Ltd.	38,223
4,360	Bid Corp. Ltd.	76,558
3,907	Bidvest Group Ltd. (The)	48,536
331	Capitec Bank Holdings Ltd.	16,801
9,183	FirstRand Ltd.	32,927
1,738	Mr Price Group Ltd.	19,805
3,174	Remgro Ltd.	52,698
9,054	Sanlam Ltd.	43,856
2,463	Shoprite Holdings Ltd.	36,353

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	39

JPMorgan Emerging Markets Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	South Africa — continued
7,717	Woolworths Holdings Ltd.	44,695

		410,452

	South Korea — 3.8%
213	Hyundai Motor Co.	25,958
671	Kia Motors Corp.	23,827
48	Samsung Electronics Co., Ltd.	68,691

		118,476

	Switzerland — 0.8%
443	Luxoft Holding, Inc. (a)	23,468

	Taiwan — 8.0%
5,761	Delta Electronics, Inc.	30,329
1,732	Eclat Textile Co., Ltd.	19,625
239	Largan Precision Co., Ltd.	28,196
5,095	President Chain Store Corp.	38,068
4,294	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	133,552

		249,770

	Thailand — 1.4%
5,060	Kasikornbank PCL, NVDR	24,836
1,048	Siam Cement PCL (The)	15,090
284	Siam Cement PCL (The), NVDR	4,061

		43,987

	Turkey — 0.3%
1,022	Ford Otomotiv Sanayi A.S.	10,444

	United States — 1.2%
372	EPAM Systems, Inc. (a)	23,928
596	Yum China Holdings, Inc. (a)	14,442

		38,370

	Total Common Stocks (Cost $2,581,130)	2,975,879

Preferred Stocks — 0.7%
	Brazil — 0.7%
1,178	Itau Unibanco Holding S.A.	14,199
6,706	Marcopolo S.A.	6,954

	Total Preferred Stocks (Cost $18,886)	21,153

SHARES	SECURITY DESCRIPTION	VALUE($)
Structured Instruments — 1.1%
	China — 1.1%
	Low Exercise Cash Settled Call Warrants — 1.1%
	Chongqing Changan Automobile Co., Ltd.,
2,681	expiring 02/17/17 (Strike Price $1.00) (issued through UBS AG) (a)	6,202
3,931	expiring 09/29/17 (Strike Price $0.00) (issued through BNP Paribas) (a)	9,092
3,453	Hangzhou Robam Appliances Co., Ltd., expiring 12/02/16 (Strike Price $0.00) (issued through UBS AG) (a)	19,191

	Total Structured Instruments (Cost $36,423)	34,485

NUMBER OF WARRANT
Warrant — 0.6%
	Saudi Arabia — 0.6%
1,278	Almarai Co., expiring 07/24/17 (Strike Price $1.00) (a) (Cost $17,678)	19,787

SHARES
Short-Term Investment — 2.9%
	Investment Company — 2.9%
91,254	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $91,254)	91,254

	Total Investments — 100.6% (Cost $2,745,371)	3,142,558
	Liabilities in Excess of Other Assets — (0.6)%	(17,980)

	NET ASSETS — 100.0%	$3,124,578

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.8%
Internet Software & Services	10.4
Insurance	7.9
Food & Staples Retailing	7.2
IT Services	6.8
Automobiles	4.6
Semiconductors & Semiconductor Equipment	4.2
Oil, Gas & Consumable Fuels	3.7
Thrifts & Mortgage Finance	3.5
Electronic Equipment, Instruments & Components	2.8
Diversified Financial Services	2.7
Multiline Retail	2.6
Pharmaceuticals	2.6

INDUSTRY	PERCENTAGE
Industrial Conglomerates	2.5%
Internet & Direct Marketing Retail	2.3
Technology Hardware, Storage & Peripherals	2.2
Hotels, Restaurants & Leisure	2.1
Construction Materials	2.0
Tobacco	2.0
Textiles, Apparel & Luxury Goods	1.6
Transportation Infrastructure	1.3
Beverages	1.2
Airlines	1.1
Others (each less than 1.0%)	5.0
Short-Term Investment	2.9

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	41

JPMorgan Emerging Markets Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 94.9%
	Brazil — 9.9%
58	AMBEV S.A., ADR	345
17	Banco Bradesco S.A., ADR (a)	174
6	Banco do Brasil S.A. (a)	60
33	BB Seguridade Participacoes S.A.	327
18	Engie Brasil Energia S.A.	236

		1,142

	Chile — 2.8%
14	Banco Santander Chile, ADR	325

	China — 2.4%
88	Fuyao Glass Industry Group Co., Ltd., Class A	231
16	Fuyao Glass Industry Group Co., Ltd., Class H (e)	48

		279

	Czech Republic — 3.6%
7	Komercni Banka A.S.	250
47	Moneta Money Bank A.S., (a) (e)	165

		415

	Hong Kong — 11.7%
31	China Mobile Ltd.	349
158	China Resources Power Holdings Co., Ltd.	268
11	Hang Seng Bank Ltd.	198
158	HKT Trust & HKT Ltd.	217
55	Sands China Ltd.	238
7	VTech Holdings Ltd.	85

		1,355

	Hungary — 1.8%
7	OTP Bank plc	208

	Indonesia — 1.2%
420	Telekomunikasi Indonesia Persero Tbk PT	136

	Mexico — 4.3%
54	Bolsa Mexicana de Valores S.A.B. de C.V.	87
49	Fibra Uno Administracion S.A. de C.V.	93
147	Kimberly-Clark de Mexico S.A.B. de C.V., Class A	317

		497

	Russia — 7.4%
4	LUKOIL PJSC, ADR	218
6	MegaFon PJSC, GDR	54
7	MMC Norilsk Nickel PJSC, ADR	99
10	Mobile TeleSystems PJSC, ADR	74
139	Moscow Exchange MICEX-RTS PJSC	256
5	PhosAgro PJSC, GDR	62
7	Severstal PJSC, GDR	96

		859

SHARES		SECURITY DESCRIPTION	VALUE($)

		South Africa — 14.4%
36		AVI Ltd.	250
21		Barclays Africa Group Ltd.	241
9		Bid Corp. Ltd.	162
6		Bidvest Group Ltd. (The)	71
67		FirstRand Ltd.	239
76		Life Healthcare Group Holdings Ltd.	203
96		MMI Holdings Ltd.	162
17		Vodacom Group Ltd.	180
28		Woolworths Holdings Ltd.	162

			1,670

		South Korea — 6.2%
2		Kangwon Land, Inc.	82
2		KT&G Corp.	244
—	(h)	Samsung Electronics Co., Ltd.	223
8		SK Telecom Co., Ltd., ADR	168

			717

		Taiwan — 22.8%
16		Asustek Computer, Inc.	143
81		Cheng Shin Rubber Industry Co., Ltd.	165
36		Chicony Electronics Co., Ltd.	92
61		Delta Electronics, Inc.	320
54		Far EasTone Telecommunications Co., Ltd.	127
27		MediaTek, Inc.	205
35		Novatek Microelectronics Corp.	131
23		President Chain Store Corp.	172
74		Quanta Computer, Inc.	150
29		Siliconware Precision Industries Co., Ltd.	44
68		Taiwan Mobile Co., Ltd.	238
18		Taiwan Semiconductor Manufacturing Co., Ltd., ADR	555
148		Vanguard International Semiconductor Corp.	301

			2,643

		Thailand — 2.5%
16		Siam Cement PCL (The)	235
12		Thai Oil PCL	23
19		Thai Oil PCL, NVDR	38

			296

		Turkey — 2.5%
6		Eregli Demir ve Celik Fabrikalari TAS	9
25		Tofas Turk Otomobil Fabrikasi A.S.	187
4		Tupras Turkiye Petrol Rafinerileri A.S.	91

			287

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Arab Emirates — 1.4%
51	First Gulf Bank PJSC	160

	Total Common Stocks (Cost $10,588)	10,989

Structured Instruments — 2.0%
	China — 2.0%
	Low Exercise Cash Settled Call Warrants — 2.0%
33	Midea Group Co., Ltd., expiring 02/17/2017 (Strike Price $1.00) (issued through UBS AG) (a)	131
23	Midea Group Co., Ltd., expiring 10/13/2017 (Strike Price $0.00) (issued through BNP Paribas) (a)	93

	Total Structured Instruments (Cost $211)	224

NUMBER OF WARRANTS
Warrants — 1.4%
	Saudi Arabia — 1.4%
10	Al Rajhi Bank, expiring 01/22/18 (Strike Price $1.00) (a)	154
1	Yanbu National Petrochemical, expiring 07/31/17 (Strike Price $1.00) (a)	11

	Total Warrants (Cost $162)	165

SHARES
Short-Term Investment — 2.4%
	Investment Company — 2.4%
282	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $282)	282

	Total Investments — 100.7% (Cost $11,243)	11,660
	Liabilities in Excess of Other Assets — (0.7)%	(84)

	NET ASSETS — 100.0%	$11,576

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	17.4%
Semiconductors & Semiconductor Equipment	10.6
Wireless Telecommunication Services	10.2
Technology Hardware, Storage & Peripherals	5.2
Independent Power & Renewable Electricity Producers	4.3
Insurance	4.2
Capital Markets	4.1
Auto Components	3.8
Oil, Gas & Consumable Fuels	3.2
Diversified Telecommunication Services	3.0
Beverages	3.0
Food & Staples Retailing	2.9
Hotels, Restaurants & Leisure	2.7
Electronic Equipment, Instruments & Components	2.7
Household Products	2.7
Food Products	2.1
Construction Materials	2.1
Tobacco	2.1
Diversified Financial Services	2.1
Metals & Mining	1.7
Health Care Providers & Services	1.7
Automobiles	1.6
Multiline Retail	1.4
Others (each less than 1.0%)	2.8
Short-Term Investment	2.4

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	43

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Australia — 2.7%
119	AGL Energy Ltd.	1,737
987	Alumina Ltd.	1,186
299	Amcor Ltd.	3,337
531	AMP Ltd.	1,842
306	APA Group	1,850
60	Aristocrat Leisure Ltd.	703
19	ASX Ltd.	662
637	Aurizon Holdings Ltd.	2,361
683	Australia & New Zealand Banking Group Ltd.	14,425
61	Bendigo & Adelaide Bank Ltd.	516
649	BHP Billiton Ltd.	11,335
459	BHP Billiton plc	6,909
237	Boral Ltd.	1,133
297	Brambles Ltd.	2,603
71	Caltex Australia Ltd.	1,649
71	Challenger Ltd.	579
209	Coca-Cola Amatil Ltd.	1,513
19	Cochlear Ltd.	1,805
349	Commonwealth Bank of Australia	19,443
166	Computershare Ltd.	1,334
23	Crown Resorts Ltd.	192
92	CSL Ltd.	7,005
341	Dexus Property Group	2,319
266	DUET Group	482
127	Fortescue Metals Group Ltd.	534
449	Goodman Group	2,315
211	GPT Group (The)	748
184	Incitec Pivot Ltd.	412
352	Insurance Australia Group Ltd.	1,473
175	LendLease Group	1,794
72	Macquarie Group Ltd.	4,362
487	Medibank Private Ltd.	953
1,368	Mirvac Group	2,171
521	National Australia Bank Ltd.	11,063
148	Newcrest Mining Ltd.	2,592
339	Oil Search Ltd.	1,700
112	Orica Ltd.	1,386
267	Origin Energy Ltd.	1,078
341	Qantas Airways Ltd.	793
357	QBE Insurance Group Ltd.	2,703
40	Ramsay Health Care Ltd.	2,251
25	REA Group Ltd.	955
317	Santos Ltd.	848
958	Scentre Group	3,065
15	SEEK Ltd.	162

SHARES		SECURITY DESCRIPTION	VALUE($)

		Australia — continued
44		Sonic Healthcare Ltd.	690
1,438		South32 Ltd.	2,806
490		Stockland	1,646
338		Suncorp Group Ltd.	3,069
319		Sydney Airport	1,517
341		Tabcorp Holdings Ltd.	1,253
166		Tatts Group Ltd.	511
869		Telstra Corp., Ltd.	3,286
131		TPG Telecom Ltd.	751
499		Transurban Group	3,936
110		Treasury Wine Estates Ltd.	895
1,285		Vicinity Centres	2,801
215		Wesfarmers Ltd.	6,688
342		Westfield Corp.	2,311
675		Westpac Banking Corp.	15,608
156		Woodside Petroleum Ltd.	3,346
293		Woolworths Ltd.	5,257

			186,649

		Austria — 0.0% (g)
—	(h)	Telekom Austria AG	—	(h)

		Belgium — 0.5%
208		Anheuser-Busch InBev S.A./N.V.	23,859
166		KBC Group N.V. (a)	10,117

			33,976

		Bermuda — 0.2%
32		Everest Re Group Ltd.	6,460
150		XL Group Ltd.	5,196

			11,656

		Canada — 3.7%
52		Agnico-Eagle Mines Ltd.	2,644
33		Agrium, Inc.	2,989
104		Alimentation Couche-Tard, Inc., Class B	5,234
85		ARC Resources Ltd.	1,435
155		Bank of Montreal	9,860
280		Bank of Nova Scotia (The)	15,065
275		Barrick Gold Corp.	4,847
36		BCE, Inc.	1,651
221		Brookfield Asset Management, Inc., Class A	7,732
98		Canadian Imperial Bank of Commerce	7,342
188		Canadian National Railway Co.	11,801
270		Canadian Natural Resources Ltd.	8,577
84		Canadian Pacific Railway Ltd.	12,041
36		Canadian Pacific Railway Ltd.	5,137
17		Canadian Tire Corp., Ltd., Class A	1,670

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Canada — continued
209		Cenovus Energy, Inc.	3,013
55		CGI Group, Inc., Class A (a)	2,602
5		Constellation Software, Inc.	2,205
126		Crescent Point Energy Corp.	1,495
29		Dollarama, Inc.	2,146
194		Enbridge, Inc.	8,378
211		Encana Corp.	2,014
6		Fairfax Financial Holdings Ltd.	2,829
69		Fortis, Inc.	2,272
43		Franco-Nevada Corp.	2,787
57		Gildan Activewear, Inc.	1,460
198		Goldcorp, Inc.	3,004
73		Great-West Lifeco, Inc.	1,839
73		Imperial Oil Ltd.	2,378
32		Intact Financial Corp.	2,201
84		Inter Pipeline Ltd.	1,735
294		Kinross Gold Corp. (a)	1,142
56		Loblaw Cos. Ltd.	2,761
98		Magna International, Inc.	4,035
52		Magna International, Inc.	2,128
486		Manulife Financial Corp.	7,039
59		Metro, Inc.	1,834
82		National Bank of Canada	2,933
30		Open Text Corp.	1,855
93		Pembina Pipeline Corp.	2,866
207		Potash Corp. of Saskatchewan, Inc.	3,362
92		Power Corp. of Canada	1,982
62		Power Financial Corp.	1,457
54		Restaurant Brands International, Inc.	2,407
89		Rogers Communications, Inc., Class B	3,595
336		Royal Bank of Canada	20,977
63		Saputo, Inc.	2,270
101		Shaw Communications, Inc., Class B	1,993
103		Silver Wheaton Corp.	2,485
37		SNC-Lavalin Group, Inc.	1,495
152		Sun Life Financial, Inc.	5,084
383		Suncor Energy, Inc.	11,485
133		Teck Resources Ltd., Class B	2,867
423		Toronto-Dominion Bank (The)	19,206
175		TransCanada Corp.	7,913

			255,554

		China — 0.0% (g)
412		Yangzijiang Shipbuilding Holdings Ltd.	220

		Colombia — 0.0%
—	(h)	Pacific Exploration and Production Corp. (a)	—

SHARES		SECURITY DESCRIPTION	VALUE($)

		Denmark — 0.8%
6		AP Moller — Maersk A/S, Class B	9,604
104		Chr Hansen Holding A/S	6,219
241		Danske Bank A/S	7,447
509		Novo Nordisk A/S, Class B	18,140
75		Pandora A/S	9,701
1,274		TDC A/S (a)	7,026

			58,137

		Finland — 0.3%
153		Cargotec Oyj, Class B	6,287
763		Nokia OYJ	3,405
—	(h)	Nokian Renkaat OYJ	—	(h)
479		UPM-Kymmene OYJ	11,139

			20,831

		France — 4.1%
183		Air Liquide S.A.	18,608
110		Airbus Group SE	6,504
102		Arkema S.A.	9,694
845		AXA S.A.	19,059
370		BNP Paribas S.A.	21,473
176		Bouygues S.A.	5,749
109		Capgemini S.A.	9,007
101		Cie de Saint-Gobain	4,485
133		Cie Generale des Etablissements Michelin	14,374
32		Danone S.A.	2,247
101		Engie S.A.	1,454
45		Kering	10,060
23		L’Oreal S.A.	4,056
13		LVMH Moet Hennessy Louis Vuitton SE	2,373
1,735		Natixis S.A.	8,777
69		Nexans S.A. (a)	3,919
112		Publicis Groupe S.A.	7,659
147		Renault S.A.	12,763
261		Sanofi	20,280
251		Schneider Electric SE	16,869
178		Societe Generale S.A.	6,943
102		Sodexo S.A.	11,860
95		Technip S.A.	6,275
94		Thales S.A.	8,870
660		TOTAL S.A.	31,622
6		Unibail-Rodamco SE	1,511
197		Vinci S.A.	14,237
194		Vivendi S.A.	3,936

			284,664

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	45

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Germany — 3.4%
95	adidas AG	15,678
65	Allianz SE	10,150
191	BASF SE	16,877
207	Bayer AG	20,532
38	Bayerische Motoren Werke AG	3,313
143	Brenntag AG	7,635
36	Continental AG	6,929
156	Daimler AG	11,101
389	Deutsche Post AG	12,059
642	Deutsche Telekom AG	10,468
970	E.ON SE	7,110
153	Evonik Industries AG	4,776
165	Fresenius SE & Co. KGaA	12,159
77	HeidelbergCement AG	7,295
519	Infineon Technologies AG	9,329
32	Linde AG	5,272
78	Merck KGaA	8,043
26	Muenchener Rueckversicherungs-Gesellschaft AG	4,997
280	SAP SE	24,700
234	Siemens AG	26,610
1,335	Telefonica Deutschland Holding AG	5,177
97	Uniper SE (a)	1,291

		231,501

	Hong Kong — 1.3%
2,496	AIA Group Ltd.	15,705
53	ASM Pacific Technology Ltd.	514
85	Bank of East Asia Ltd. (The)	343
925	BOC Hong Kong Holdings Ltd.	3,295
572	Cathay Pacific Airways Ltd.	753
176	Cheung Kong Infrastructure Holdings Ltd.	1,440
464	Cheung Kong Property Holdings Ltd.	3,429
650	CK Hutchison Holdings Ltd.	8,024
446	CLP Holdings Ltd.	4,534
409	Galaxy Entertainment Group Ltd.	1,675
153	Hang Lung Properties Ltd.	336
192	Hang Seng Bank Ltd.	3,468
350	Henderson Land Development Co., Ltd.	2,072
322	HKT Trust & HKT Ltd.	443
1,806	Hong Kong & China Gas Co., Ltd.	3,527
229	Hong Kong Exchanges & Clearing Ltd.	6,041
49	Hongkong Land Holdings Ltd.	327
38	Jardine Matheson Holdings Ltd.	2,333
342	Kerry Properties Ltd.	1,083
908	Li & Fung Ltd.	446

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
349	Link REIT	2,479
240	MTR Corp., Ltd.	1,328
499	New World Development Co., Ltd.	620
311	NWS Holdings Ltd.	550
293	Power Assets Holdings Ltd.	2,745
653	Sands China Ltd.	2,835
1,068	Sino Land Co., Ltd.	1,813
330	Sun Hung Kai Properties Ltd.	4,914
204	Swire Pacific Ltd., Class A	2,115
99	Techtronic Industries Co., Ltd.	370
699	WH Group Ltd. (e)	566
412	Wharf Holdings Ltd. (The)	3,089
388	Wheelock & Co., Ltd.	2,388
223	Yue Yuen Industrial Holdings Ltd.	847

		86,447

	Ireland — 0.9%
308	Accenture plc, Class A	35,827
179	Allegion plc	11,403
148	James Hardie Industries plc, CDI	2,203
117	Medtronic plc (a)	9,602

		59,035

	Israel — 0.1%
155	Teva Pharmaceutical Industries Ltd., ADR	6,614

	Italy — 0.7%
382	Atlantia S.p.A.	9,354
3,031	Enel S.p.A.	13,033
48	Eni S.p.A.	695
6,179	Intesa Sanpaolo S.p.A.	14,327
984	Snam S.p.A.	5,186
6,576	Telecom Italia S.p.A. (a)	5,717

		48,312

	Japan — 9.3%
27	AEON Financial Service Co., Ltd.	474
143	Aeon Mall Co., Ltd.	2,125
193	Air Water, Inc.	3,611
123	Ajinomoto Co., Inc.	2,731
61	Alfresa Holdings Corp.	1,279
295	Amada Holdings Co., Ltd.	3,365
139	ANA Holdings, Inc.	390
19	Asahi Group Holdings Ltd.	664
135	Asahi Kasei Corp.	1,217
302	Astellas Pharma, Inc.	4,488
137	Bandai Namco Holdings, Inc.	4,092
217	Bridgestone Corp.	8,110

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Japan — continued
264		Canon, Inc.	7,570
54		Casio Computer Co., Ltd.	749
45		Central Japan Railway Co.	7,635
380		Chiba Bank Ltd. (The)	2,350
141		Chubu Electric Power Co., Inc.	2,079
54		Chugai Pharmaceutical Co., Ltd.	1,833
702		Concordia Financial Group Ltd.	3,254
67		Dai Nippon Printing Co., Ltd.	672
165		Daicel Corp.	2,175
292		Dai-ichi Life Holdings, Inc.	4,287
91		Daiichi Sankyo Co., Ltd.	2,177
77		Daikin Industries Ltd.	7,417
26		Daito Trust Construction Co., Ltd.	4,357
206		Daiwa House Industry Co., Ltd.	5,651
65		DeNA Co., Ltd.	2,088
61		Denso Corp.	2,633
57		Dentsu, Inc.	2,856
81		DIC Corp.	2,445
82		East Japan Railway Co.	7,192
52		Eisai Co., Ltd.	3,288
81		Electric Power Development Co., Ltd.	1,879
32		FANUC Corp.	5,895
13		Fast Retailing Co., Ltd.	4,312
471		Fuji Electric Co., Ltd.	2,352
103		Fuji Heavy Industries Ltd.	4,037
154		FUJIFILM Holdings Corp.	5,834
380		Fujitsu Ltd.	2,254
104		Hankyu Hanshin Holdings, Inc.	3,443
58		Hisamitsu Pharmaceutical Co., Inc.	3,073
1,299		Hitachi Ltd.	6,925
38		Hokuriku Electric Power Co.	433
406		Honda Motor Co., Ltd.	12,151
104		Hoya Corp.	4,335
235		Hulic Co., Ltd.	2,241
175		Inpex Corp.	1,631
26		Isuzu Motors Ltd.	320
530		ITOCHU Corp.	6,689
70		Itochu Techno-Solutions Corp.	1,721
77		J. Front Retailing Co., Ltd.	1,053
96		Japan Airlines Co., Ltd.	2,836
116		Japan Exchange Group, Inc.	1,719
—	(h)	Japan Prime Realty Investment Corp.	579
—	(h)	Japan Real Estate Investment Corp.	1,842
—	(h)	Japan Retail Fund Investment Corp.	1,072
298		Japan Tobacco, Inc.	11,322

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
161	JFE Holdings, Inc.	2,313
135	JSR Corp.	2,044
54	JTEKT Corp.	796
1,064	JX Holdings, Inc.	4,202
520	Kajima Corp.	3,507
296	Kansai Electric Power Co., Inc. (The) (a)	2,829
91	Kao Corp.	4,662
706	Kawasaki Heavy Industries Ltd.	2,062
360	KDDI Corp.	10,951
67	Keikyu Corp.	676
259	Keio Corp.	2,144
78	Kewpie Corp.	2,210
13	Keyence Corp.	9,310
326	Kirin Holdings Co., Ltd.	5,606
205	Komatsu Ltd.	4,572
148	Kubota Corp.	2,386
27	Kurita Water Industries Ltd.	637
19	Kyocera Corp.	923
198	Kyowa Hakko Kirin Co., Ltd.	3,021
155	Kyushu Electric Power Co., Inc.	1,406
7	Lawson, Inc.	509
96	M3, Inc.	2,934
59	Mabuchi Motor Co., Ltd.	3,401
7	Makita Corp.	456
399	Marubeni Corp.	2,095
175	Mazda Motor Corp.	2,906
14	MEIJI Holdings Co., Ltd.	1,347
58	Mitsubishi Chemical Holdings Corp.	380
441	Mitsubishi Corp.	9,603
450	Mitsubishi Electric Corp.	6,088
127	Mitsubishi Estate Co., Ltd.	2,524
672	Mitsubishi Heavy Industries Ltd.	2,875
27	Mitsubishi Materials Corp.	771
186	Mitsubishi Tanabe Pharma Corp.	3,611
3,293	Mitsubishi UFJ Financial Group, Inc.	16,992
617	Mitsubishi UFJ Lease & Finance Co., Ltd.	2,985
182	Mitsui & Co., Ltd.	2,516
525	Mitsui Chemicals, Inc.	2,585
135	Mitsui Fudosan Co., Ltd.	3,075
271	Mitsui OSK Lines Ltd.	678
3,641	Mizuho Financial Group, Inc.	6,130
38	MS&AD Insurance Group Holdings, Inc.	1,122
26	Murata Manufacturing Co., Ltd.	3,561
129	NGK Insulators Ltd.	2,368
136	NGK Spark Plug Co., Ltd.	2,695

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	47

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Japan — continued
135		NH Foods Ltd.	3,235
70		Nidec Corp.	6,802
26		Nintendo Co., Ltd.	6,147
—	(h)	Nippon Building Fund, Inc.	1,907
135		Nippon Express Co., Ltd.	667
—	(h)	Nippon Prologis REIT, Inc.	582
130		Nippon Steel & Sumitomo Metal Corp.	2,576
206		Nippon Telegraph & Telephone Corp.	9,120
603		Nissan Motor Co., Ltd.	6,134
185		Nisshin Seifun Group, Inc.	2,730
32		Nitori Holdings Co., Ltd.	3,870
26		Nitto Denko Corp.	1,791
791		Nomura Holdings, Inc.	3,962
1		Nomura Real Estate Master Fund, Inc.	1,201
214		NSK Ltd.	2,380
359		NTT DOCOMO, Inc.	9,003
33		Obic Co., Ltd.	1,688
90		Olympus Corp.	3,215
75		Omron Corp.	2,882
38		Ono Pharmaceutical Co., Ltd.	961
84		Oriental Land Co., Ltd.	4,883
460		ORIX Corp.	7,281
27		Otsuka Corp.	1,280
135		Otsuka Holdings Co., Ltd.	5,917
668		Panasonic Corp.	6,893
194		Rakuten, Inc.	2,239
19		Recruit Holdings Co., Ltd.	759
616		Resona Holdings, Inc.	2,732
19		Rinnai Corp.	1,835
13		Ryohin Keikaku Co., Ltd.	2,755
61		Santen Pharmaceutical Co., Ltd.	882
108		Sekisui Chemical Co., Ltd.	1,695
86		Sekisui House Ltd.	1,414
157		Seven & i Holdings Co., Ltd.	6,549
68		Shimadzu Corp.	989
19		Shimamura Co., Ltd.	2,432
13		Shimano, Inc.	2,291
122		Shin-Etsu Chemical Co., Ltd.	9,258
65		Shionogi & Co., Ltd.	3,196
47		Shiseido Co., Ltd.	1,215
326		Shizuoka Bank Ltd. (The)	2,751
7		SMC Corp.	1,971
231		SoftBank Group Corp.	14,517
31		Sompo Holdings, Inc.	1,013
326		Sony Corp.	10,284
27		Stanley Electric Co., Ltd.	741

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
66	Sumitomo Chemical Co., Ltd.	312
358	Sumitomo Electric Industries Ltd.	5,282
322	Sumitomo Metal Mining Co., Ltd.	4,184
352	Sumitomo Mitsui Financial Group, Inc.	12,215
128	Sumitomo Mitsui Trust Holdings, Inc.	4,312
64	Sumitomo Realty & Development Co., Ltd.	1,682
32	Sundrug Co., Ltd.	2,549
34	Suntory Beverage & Food Ltd.	1,474
33	Suruga Bank Ltd.	801
84	Suzuken Co., Ltd.	2,682
175	Suzuki Motor Corp.	6,236
20	Sysmex Corp.	1,400
96	Takeda Pharmaceutical Co., Ltd.	4,312
39	Terumo Corp.	1,504
61	Tohoku Electric Power Co., Inc.	741
225	Tokio Marine Holdings, Inc.	8,871
282	Tokyo Electric Power Co. Holdings, Inc. (a)	1,094
58	Tokyo Electron Ltd.	5,214
646	Tokyo Gas Co., Ltd.	2,931
87	Tokyo Tatemono Co., Ltd.	1,110
68	Tokyu Corp.	509
486	Tokyu Fudosan Holdings Corp.	2,738
387	Toppan Printing Co., Ltd.	3,639
67	Toray Industries, Inc.	624
264	Toshiba Corp. (a)	956
67	Toyota Industries Corp.	3,083
538	Toyota Motor Corp.	31,213
27	Toyota Tsusho Corp.	635
52	Trend Micro, Inc.	1,814
84	Unicharm Corp.	2,002
1	United Urban Investment Corp.	910
52	West Japan Railway Co.	3,202
582	Yamada Denki Co., Ltd.	3,008
213	Yamaha Motor Co., Ltd.	4,725
135	Yamato Holdings Co., Ltd.	3,078

		645,333

	Luxembourg — 0.1%
1,413	ArcelorMittal (a)	9,549

	Netherlands — 2.1%
134	ASML Holding N.V.	14,156
155	Heineken Holding N.V.	11,907
39	Heineken N.V.	3,199
1,328	ING Groep N.V., CVA	17,435
511	Koninklijke Ahold Delhaize N.V.	11,650
2,205	Koninklijke KPN N.V.	7,189

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Netherlands — continued
317	Koninklijke Philips N.V.	9,546
342	NN Group N.V.	10,316
89	NXP Semiconductors N.V. (a)	8,862
1,290	Royal Dutch Shell plc, Class A	32,134
763	Royal Dutch Shell plc, Class B	19,689

		146,083

	New Zealand — 0.1%
291	Auckland International Airport Ltd.	1,371
192	Contact Energy Ltd.	652
262	Fletcher Building Ltd.	1,943
102	Ryman Healthcare Ltd.	649
579	Spark New Zealand Ltd.	1,514

		6,129

	Norway — 0.1%
942	Norsk Hydro ASA	4,209

	Portugal — 0.1%
437	Galp Energia SGPS S.A.	5,931

	Singapore — 0.9%
169	Ascendas Real Estate Investment Trust	288
207	Broadcom Ltd.	35,267
335	CapitaLand Ltd.	743
379	CapitaLand Mall Trust	564
390	ComfortDelGro Corp., Ltd.	711
472	DBS Group Holdings Ltd.	5,092
771	Genting Singapore plc	413
866	Global Logistic Properties Ltd.	1,102
2,431	Hutchison Port Holdings Trust, Class U	1,080
17	Jardine Cycle & Carriage Ltd.	506
449	Keppel Corp., Ltd.	1,699
796	Oversea-Chinese Banking Corp., Ltd.	4,850
79	Singapore Exchange Ltd.	404
153	Singapore Press Holdings Ltd.	410
1,756	Singapore Telecommunications Ltd.	4,895
304	United Overseas Bank Ltd.	4,097
618	Wilmar International Ltd.	1,467

		63,588

	Spain — 1.0%
762	Banco Bilbao Vizcaya Argentaria S.A.	5,485
2,488	Banco Santander S.A.	12,191
10,081	Bankia S.A.	8,857
1,157	Distribuidora Internacional de Alimentacion S.A.	6,178
1,691	Iberdrola S.A.	11,508
386	Industria de Diseno Textil S.A.	13,452

SHARES	SECURITY DESCRIPTION	VALUE($)

	Spain — continued
981	Telefonica S.A.	9,969

		67,640

	Sweden — 0.7%
63	Assa Abloy AB, Class B	1,151
308	Electrolux AB, Series B	7,297
1,283	Nordea Bank AB	13,483
877	Sandvik AB	9,965
978	Skandinaviska Enskilda Banken AB, Class A	9,862
602	Telefonaktiebolaget LM Ericsson, Class B	2,922
1,625	Telia Co. AB	6,492

		51,172

	Switzerland — 3.7%
186	ABB Ltd. (a)	3,836
58	Actelion Ltd. (a)	8,434
203	Chubb Ltd.	25,795
91	Cie Financiere Richemont S.A.	5,851
266	Credit Suisse Group AG (a)	3,712
285	LafargeHolcim Ltd. (a)	15,223
765	Nestle S.A.	55,502
403	Novartis AG	28,574
174	Roche Holding AG	39,972
125	Swiss Re AG	11,605
10	Syngenta AG (a)	3,954
342	TE Connectivity Ltd.	21,523
485	UBS Group AG	6,853
234	Wolseley plc	12,114
47	Zurich Insurance Group AG (a)	12,357

		255,305

	United Kingdom — 5.4%
1,196	3i Group plc	9,808
82	Anglo American plc (a)	1,141
230	Associated British Foods plc	6,924
134	AstraZeneca plc	7,481
508	BAE Systems plc	3,368
1,804	Barclays plc	4,180
811	Barratt Developments plc	4,499
3,201	BP plc	18,924
560	British American Tobacco plc	32,114
615	BT Group plc	2,822
516	Capita plc	3,691
3,891	Centrica plc	10,192
325	Compass Group plc	5,872
179	Delphi Automotive plc	11,669
281	Diageo plc	7,478

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	49

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
1,175	Dixons Carphone plc	4,516
1,486	GlaxoSmithKline plc	29,357
2,942	HSBC Holdings plc	22,154
157	Imperial Brands plc	7,578
228	InterContinental Hotels Group plc	8,846
2,866	ITV plc	5,974
1,249	Kingfisher plc	5,516
32	Liberty Global plc, Class A (a)	1,030
120	Liberty Global plc, Series C (a)	3,810
2,000	Lloyds Banking Group plc	1,396
182	London Stock Exchange Group plc	6,257
319	National Grid plc	4,146
38	Pentair plc	2,121
243	Persimmon plc	5,028
1,051	Prudential plc	17,145
49	Randgold Resources Ltd.	4,348
188	Reckitt Benckiser Group plc	16,803
98	Rio Tinto Ltd.	4,075
357	Rio Tinto plc	12,411
1,401	RSA Insurance Group plc	9,457
1,430	Standard Chartered plc (a)	12,432
499	Unilever N.V., CVA	20,866
8,225	Vodafone Group plc	22,588
166	Whitbread plc	7,323
449	WPP plc	9,758

		375,098

	United States — 56.8%
12	3M Co.	2,013
553	Abbott Laboratories	21,707
89	AbbVie, Inc.	4,951
47	Activision Blizzard, Inc.	2,008
298	Adobe Systems, Inc. (a)	32,007
193	Aetna, Inc.	20,753
161	Agilent Technologies, Inc.	7,029
116	Alexion Pharmaceuticals, Inc. (a)	15,111
135	Allergan plc (a)	28,209
20	Alliance Data Systems Corp. (a)	4,118
70	Alphabet, Inc., Class A (a)	56,303
86	Alphabet, Inc., Class C (a)	67,357
249	Altria Group, Inc.	16,433
98	Amazon.com, Inc. (a)	77,217
102	American Electric Power Co., Inc.	6,615
104	American Express Co.	6,906
379	American International Group, Inc.	23,356
38	American Water Works Co., Inc.	2,810
51	Amgen, Inc.	7,226

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
71	Anadarko Petroleum Corp.	4,249
389	Analog Devices, Inc.	24,958
40	Anthem, Inc.	4,844
1,227	Apple, Inc.	139,292
123	Archer-Daniels-Midland Co.	5,378
20	Arrow Electronics, Inc. (a)	1,221
264	Arthur J. Gallagher & Co.	12,755
1,298	AT&T, Inc.	47,754
99	Automatic Data Processing, Inc.	8,660
3	AutoZone, Inc. (a)	2,108
82	AvalonBay Communities, Inc.	14,050
3,138	Bank of America Corp.	51,774
334	Bank of New York Mellon Corp. (The)	14,466
45	Becton Dickinson and Co.	7,474
252	Berkshire Hathaway, Inc., Class B (a)	36,420
222	Best Buy Co., Inc.	8,631
86	Biogen, Inc. (a)	23,981
33	BioMarin Pharmaceutical, Inc. (a)	2,655
57	BlackRock, Inc.	19,396
33	Boston Properties, Inc.	3,940
902	Boston Scientific Corp. (a)	19,847
592	Bristol-Myers Squibb Co.	30,162
61	Brixmor Property Group, Inc.	1,545
89	Cabot Oil & Gas Corp.	1,869
46	Campbell Soup Co.	2,485
252	Capital One Financial Corp.	18,681
88	Carnival Corp.	4,323
53	Caterpillar, Inc.	4,423
195	CBS Corp. (Non-Voting), Class B	11,058
286	Celgene Corp. (a)	29,221
33	Centene Corp. (a)	2,087
658	Charles Schwab Corp. (The)	20,848
96	Charter Communications, Inc., Class A (a)	23,903
316	Chevron Corp.	33,109
52	Cigna Corp.	6,190
714	Cisco Systems, Inc.	21,919
969	Citigroup, Inc.	47,625
89	Citizens Financial Group, Inc.	2,339
355	CMS Energy Corp.	14,950
749	Coca-Cola Co. (The)	31,758
260	Cognizant Technology Solutions Corp., Class A (a)	13,376
57	Colgate-Palmolive Co.	4,096
656	Comcast Corp., Class A	40,531
108	Concho Resources, Inc. (a)	13,690
172	ConocoPhillips	7,493
143	Constellation Brands, Inc., Class A	23,843

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
181	Corning, Inc.	4,110
171	Costco Wholesale Corp.	25,213
262	Crown Holdings, Inc. (a)	14,199
72	Cummins, Inc.	9,188
81	CVS Health Corp.	6,823
354	D.R. Horton, Inc.	10,215
102	Danaher Corp.	8,019
53	Deere & Co.	4,722
3	Dell Technologies, Inc., — VMware, Inc., Class V (a)	167
241	Delta Air Lines, Inc.	10,086
96	Diamondback Energy, Inc. (a)	8,766
264	Discover Financial Services	14,846
197	DISH Network Corp., Class A (a)	11,517
120	Dollar General Corp.	8,278
421	Dow Chemical Co. (The)	22,629
42	Dr. Pepper Snapple Group, Inc.	3,649
40	DTE Energy Co.	3,847
317	E.I. du Pont de Nemours & Co.	21,826
210	Eastman Chemical Co.	15,119
329	Eaton Corp. plc	20,968
240	Edison International	17,634
20	Electronic Arts, Inc. (a)	1,570
347	Eli Lilly & Co.	25,640
283	EOG Resources, Inc.	25,568
173	EQT Corp.	11,393
58	Equifax, Inc.	7,156
26	Equinix, Inc. REIT	9,460
254	Exelon Corp.	8,661
43	Extra Space Storage, Inc.	3,170
875	Exxon Mobil Corp.	72,943
14	F5 Networks, Inc. (a)	1,874
616	Facebook, Inc., Class A (a)	80,674
55	FedEx Corp.	9,525
313	Fidelity National Information Services, Inc.	23,145
150	Fluor Corp.	7,805
31	Foot Locker, Inc.	2,060
65	Fortive Corp.	3,336
94	General Dynamics Corp.	14,231
1,987	General Electric Co.	57,820
436	General Motors Co.	13,783
449	Gilead Sciences, Inc.	33,078
56	Global Payments, Inc.	4,068
84	Goldman Sachs Group, Inc. (The)	15,057
184	Halliburton Co.	8,460
93	Harman International Industries, Inc.	7,449

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — continued
334	Hartford Financial Services Group, Inc. (The)	14,738
133	HCP, Inc.	4,556
560	Hewlett Packard Enterprise Co.	12,576
113	Hilton Worldwide Holdings, Inc.	2,556
40	Hologic, Inc. (a)	1,444
379	Home Depot, Inc. (The)	46,237
327	Honeywell International, Inc.	35,848
922	HP, Inc.	13,357
86	Humana, Inc.	14,681
66	Illumina, Inc. (a)	8,970
31	Incyte Corp. (a)	2,684
163	Ingersoll-Rand plc	10,946
412	Intel Corp.	14,369
61	Intercontinental Exchange, Inc.	16,589
139	International Business Machines Corp.	21,397
86	Jack Henry & Associates, Inc.	7,000
452	Johnson & Johnson	52,424
1,050	KeyCorp	14,832
206	Kimberly-Clark Corp.	23,613
421	Kimco Realty Corp.	11,196
254	Kinder Morgan, Inc.	5,193
131	Kraft Heinz Co. (The)	11,660
389	Kroger Co. (The)	12,037
59	L-3 Communications Holdings, Inc.	8,105
29	Laboratory Corp. of America Holdings (a)	3,686
139	Lam Research Corp.	13,485
83	LaSalle Hotel Properties	1,983
40	Lennox International, Inc.	5,906
48	Lincoln National Corp.	2,379
444	Lowe’s Cos., Inc.	29,581
25	Macerich Co. (The)	1,762
16	ManpowerGroup, Inc.	1,213
184	Marathon Petroleum Corp.	8,000
42	Martin Marietta Materials, Inc.	7,740
366	Masco Corp.	11,307
93	Mastercard, Inc., Class A	10,001
41	McDonald’s Corp.	4,578
47	McKesson Corp.	6,016
590	Merck & Co., Inc.	34,660
477	MetLife, Inc.	22,385
1,874	Microsoft Corp.	112,287
13	Mohawk Industries, Inc. (a)	2,318
217	Molson Coors Brewing Co., Class B	22,566
687	Mondelez International, Inc., Class A	30,885
95	Monsanto Co.	9,529
819	Morgan Stanley	27,503

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	51

JPMorgan Global Research Enhanced Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United States — continued
393	Mosaic Co. (The)	9,247
46	Mylan N.V. (a)	1,682
97	Newell Brands, Inc.	4,652
110	Newmont Mining Corp.	4,067
234	NextEra Energy, Inc.	29,903
211	NIKE, Inc., Class B	10,563
64	Northrop Grumman Corp.	14,569
263	Occidental Petroleum Corp.	19,202
275	Oracle Corp.	10,572
66	O’Reilly Automotive, Inc. (a)	17,479
259	PACCAR, Inc.	14,212
222	PayPal Holdings, Inc. (a)	9,256
492	PepsiCo, Inc.	52,764
1,691	Pfizer, Inc.	53,621
312	PG&E Corp.	19,375
251	Philip Morris International, Inc.	24,177
135	Pioneer Natural Resources Co.	24,078
3	Priceline Group, Inc. (The) (a)	3,907
484	Procter & Gamble Co. (The)	42,048
146	Prologis, Inc.	7,632
91	Prudential Financial, Inc.	7,745
13	Public Service Enterprise Group, Inc.	563
367	PulteGroup, Inc.	6,832
83	QUALCOMM, Inc.	5,689
43	Quest Diagnostics, Inc.	3,485
20	Regency Centers Corp.	1,436
3	Regeneron Pharmaceuticals, Inc. (a)	942
1,111	Regions Financial Corp.	11,900
449	Reynolds American, Inc.	24,726
27	Robert Half International, Inc.	1,019
146	Ross Stores, Inc.	9,140
198	Royal Caribbean Cruises Ltd.	15,215
17	S&P Global, Inc.	2,123
373	Schlumberger Ltd.	29,144
166	Sealed Air Corp.	7,587
155	Sempra Energy	16,574
33	Sensata Technologies Holding N.V. (a)	1,187
5	Sherwin-Williams Co. (The)	1,300
266	Shire plc	15,031
115	Simon Property Group, Inc.	21,328
1,214	Sirius XM Holdings, Inc. (a)	5,063
76	SL Green Realty Corp.	7,429
76	Snap-on, Inc.	11,775
633	Spirit Realty Capital, Inc.	7,537
189	Stanley Black & Decker, Inc.	21,532
532	Starbucks Corp.	28,215

SHARES		SECURITY DESCRIPTION	VALUE($)

		United States — continued
87		State Street Corp.	6,121
274		STORE Capital Corp.	7,491
60		Stryker Corp.	6,967
101		SunTrust Banks, Inc.	4,589
45		SVB Financial Group (a)	5,534
32		Synopsys, Inc. (a)	1,895
208		TD Ameritrade Holding Corp.	7,119
499		Texas Instruments, Inc.	35,368
66		Textron, Inc.	2,655
124		Thermo Fisher Scientific, Inc.	18,232
85		Thomson Reuters Corp.	3,345
303		Time Warner, Inc.	26,981
350		TJX Cos., Inc. (The)	25,798
256		T-Mobile U.S., Inc. (a)	12,709
26		TripAdvisor, Inc. (a)	1,700
886		Twenty-First Century Fox, Inc., Class A	23,270
90		Twenty-First Century Fox, Inc., Class B	2,386
94		U.S. Bancorp	4,209
381		Union Pacific Corp.	33,612
259		United Continental Holdings, Inc. (a)	14,551
37		United Parcel Service, Inc., Class B	4,035
227		United Technologies Corp.	23,205
348		UnitedHealth Group, Inc.	49,195
199		Valero Energy Corp.	11,759
159		Vantiv, Inc., Class A (a)	9,283
—	(h)	Veritiv Corp. (a)	—	(h)
601		Verizon Communications, Inc.	28,886
144		Vertex Pharmaceuticals, Inc. (a)	10,953
601		Visa, Inc., Class A	49,618
35		Voya Financial, Inc.	1,059
252		Walgreens Boots Alliance, Inc.	20,815
67		Wal-Mart Stores, Inc.	4,671
239		Walt Disney Co. (The)	22,135
70		WEC Energy Group, Inc.	4,206
1,397		Wells Fargo & Co.	64,285
76		Western Union Co. (The)	1,519
158		WestRock Co.	7,286
60		Workday, Inc., Class A (a)	5,161
9		WW Grainger, Inc.	1,852
308		Xcel Energy, Inc.	12,791
176		Yum! Brands, Inc.	15,199
21		Zoetis, Inc.	996

			3,924,995

		Total Common Stocks (Cost $6,292,658)	6,838,628

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Preferred Stocks — 0.4%
	Germany — 0.4%
136	Henkel AG & Co. KGaA	17,469
77	Volkswagen AG	10,600

	Total Preferred Stocks (Cost $26,909)	28,069

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
2,488	Banco Santander S.A., expiring 11/02/16 (a) (Cost $128)	139

SHARES
Short-Term Investment — 0.3%
	Investment Company — 0.3%
17,326	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $17,326)	17,326

	Total Investments — 99.7% (Cost $6,337,021)	6,884,162
	Other Assets in Excess of Liabilities — 0.3%	23,144

	NET ASSETS — 100.0%	$6,907,306

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	8.6%
Pharmaceuticals	6.4
Oil, Gas & Consumable Fuels	6.1
Insurance	4.0
IT Services	3.2
Internet Software & Services	3.0
Software	2.9
Media	2.9
Beverages	2.8
Capital Markets	2.7
Chemicals	2.6
Technology Hardware, Storage & Peripherals	2.6
Specialty Retail	2.6
Semiconductors & Semiconductor Equipment	2.4
Biotechnology	2.3
Diversified Telecommunication Services	2.3
Industrial Conglomerates	2.1
Electric Utilities	2.0
Equity Real Estate Investment Trusts (REITs)	2.0
Food Products	1.9
Health Care Providers & Services	1.9
Machinery	1.9
Automobiles	1.7
Hotels, Restaurants & Leisure	1.7
Food & Staples Retailing	1.7
Tobacco	1.7
Household Products	1.5
Metals & Mining	1.4
Road & Rail	1.3
Health Care Equipment & Supplies	1.3
Internet & Direct Marketing Retail	1.2
Aerospace & Defense	1.2
Wireless Telecommunication Services	1.1
Household Durables	1.0
Electrical Equipment	1.0
Others (each less than 1.0%)	12.7
Short-Term Investment	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	53

JPMorgan Global Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
		Canada — 1.4%
—	(h)	Canadian Pacific Railway Ltd.	23

		China — 8.3%
—	(h)	Baidu, Inc., ADR (a)	27
—	(h)	CNOOC Ltd., ADR	27
1		JD.com, Inc., ADR (a)	36
6		Ping An Insurance Group Co. of China Ltd., Class H	29
1		Vipshop Holdings Ltd., ADR (a)	20

			139

		France — 6.4%
—	(h)	Airbus Group SE	25
2		AXA S.A.	35
1		Sanofi	48

			108

		Germany — 2.1%
9		Telefonica Deutschland Holding AG	34

		Hong Kong — 1.1%
16		China Unicom Hong Kong Ltd.	19

		India — 1.0%
2		ICICI Bank Ltd., ADR	17

		Israel — 4.3%
2		Teva Pharmaceutical Industries Ltd., ADR	72

		Italy — 1.0%
1		Eni S.p.A.	17

		Japan — 5.3%
2		Inpex Corp.	17
1		Sumitomo Electric Industries Ltd.	16
1		Sumitomo Mitsui Financial Group, Inc.	31
1		Suzuki Motor Corp.	25

			89

		Luxembourg — 1.1%
3		ArcelorMittal (a)	18

		Netherlands — 3.4%
1		ASR Nederland N.V. (a)	23
—	(h)	NXP Semiconductors N.V. (a)	33

			56

		Russia — 1.2%
1		Magnit PJSC, GDR	21

		Singapore — 2.0%
—	(h)	Broadcom Ltd.	33

		Switzerland — 6.2%
—	(h)	Chubb Ltd.	35
—	(h)	LafargeHolcim Ltd. (a)	19
—	(h)	Novartis AG	33

SHARES		SECURITY DESCRIPTION	VALUE($)

		Switzerland — continued
1		UBS Group AG	16

			103

		United Kingdom — 7.7%
6		BT Group plc	28
1		Burberry Group plc	19
10		ITV plc	21
1		Liberty Global plc, Class A (a)	30
11		Vodafone Group plc	30

			128

		United States — 46.1%
—	(h)	Aetna, Inc.	14
—	(h)	Alexion Pharmaceuticals, Inc. (a)	33
—	(h)	Allergan plc (a)	22
—	(h)	Alphabet, Inc., Class C (a)	78
—	(h)	Amazon.com, Inc. (a)	44
1		CBRE Group, Inc., Class A (a)	28
1		Citigroup, Inc.	53
—	(h)	DISH Network Corp., Class A (a)	27
—	(h)	Eastman Chemical Co.	24
—	(h)	Gilead Sciences, Inc.	21
—	(h)	Harman International Industries, Inc.	28
—	(h)	Honeywell International, Inc.	23
—	(h)	Humana, Inc.	22
1		Kroger Co. (The)	31
—	(h)	Macy’s, Inc.	16
1		MetLife, Inc.	24
1		Morgan Stanley	31
1		Mosaic Co. (The)	13
1		Navient Corp.	13
—	(h)	Pioneer Natural Resources Co.	31
—	(h)	Shire plc, ADR	31
—	(h)	SVB Financial Group (a)	14
4		Time, Inc.	57
2		Twenty-First Century Fox, Inc., Class A	53
—	(h)	United Continental Holdings, Inc. (a)	24
—	(h)	Vertex Pharmaceuticals, Inc. (a)	16

			771

		Total Common Stocks (Cost $1,649)	1,648

		Total Investments — 98.6% (Cost $1,649)	1,648
		Other Assets in Excess of Liabilities — 1.4%	24

		NET ASSETS — 100.0%	$1,672

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Media	11.4%
Pharmaceuticals	10.6
Insurance	8.8
Banks	7.0
Internet Software & Services	6.4
Biotechnology	6.1
Internet & Direct Marketing Retail	6.1
Oil, Gas & Consumable Fuels	5.6
Diversified Telecommunication Services	5.0
Semiconductors & Semiconductor Equipment	4.0
Food & Staples Retailing	3.2
Capital Markets	2.9
Chemicals	2.3
Health Care Providers & Services	2.2

INDUSTRY	PERCENTAGE
Wireless Telecommunication Services	1.8%
Household Durables	1.7
Real Estate Management & Development	1.7
Aerospace & Defense	1.5
Automobiles	1.5
Airlines	1.5
Road & Rail	1.4
Industrial Conglomerates	1.4
Construction Materials	1.2
Textiles, Apparel & Luxury Goods	1.1
Metals & Mining	1.1
Auto Components	1.0
Multiline Retail	1.0
Others (each less than 1.0%)	0.5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	55

JPMorgan International Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.3%
	Australia — 1.3%
1,626	BHP Billiton Ltd.	28,405
768	BHP Billiton plc	11,556
1,794	South32 Ltd.	3,501

		43,462

	Belgium — 1.8%
530	Anheuser-Busch InBev S.A./N.V.	60,798

	China — 3.7%
193	Baidu, Inc., ADR (a)	34,205
31,099	CNOOC Ltd.	39,131
6,079	Ping An Insurance Group Co. of China Ltd., Class H	31,994
13,730	Wynn Macau Ltd.	21,035

		126,365

	Denmark — 1.1%
1,014	Novo Nordisk A/S, Class B	36,116

	France — 11.6%
879	Accor S.A.	33,342
1,889	AXA S.A.	42,630
361	BNP Paribas S.A.	20,938
265	Essilor International S.A.	29,772
305	Imerys S.A.	21,205
132	Kering	29,206
228	LVMH Moet Hennessy Louis Vuitton SE	41,593
282	Pernod Ricard S.A.	33,564
346	Safran S.A.	23,775
616	Sanofi	47,910
757	Schneider Electric SE	50,922
358	Technip S.A.	23,762

		398,619

	Germany — 6.3%
346	Allianz SE	54,033
405	Bayer AG	40,254
227	Continental AG	43,560
165	Fresenius Medical Care AG & Co. KGaA	13,435
734	SAP SE	64,632

		215,914

	Hong Kong — 4.7%
5,301	Cheung Kong Property Holdings Ltd.	39,189
7,872	China Overseas Land & Investment Ltd.	24,166
4,030	CK Hutchison Holdings Ltd.	49,756
6,606	Hang Lung Properties Ltd.	14,527
8,011	Sands China Ltd.	34,767

		162,405

SHARES	SECURITY DESCRIPTION	VALUE($)

	India — 1.1%
549	HDFC Bank Ltd., ADR	38,855

	Indonesia — 0.8%
43,232	Astra International Tbk PT	27,275

	Israel — 0.9%
699	Teva Pharmaceutical Industries Ltd., ADR	29,873

	Japan — 23.7%
2,767	Astellas Pharma, Inc.	41,064
328	Daikin Industries Ltd.	31,423
214	FANUC Corp.	39,199
1,565	Honda Motor Co., Ltd.	46,824
3,916	Inpex Corp.	36,528
1,753	Japan Tobacco, Inc.	66,657
1,311	KDDI Corp.	39,836
46	Keyence Corp.	33,942
1,346	Komatsu Ltd.	29,950
3,232	Kubota Corp.	52,096
660	Makita Corp.	45,605
1,406	Mitsui Fudosan Co., Ltd.	32,020
415	Nidec Corp.	40,194
235	Nitto Denko Corp.	16,351
600	Shin-Etsu Chemical Co., Ltd.	45,462
187	SMC Corp.	54,265
1,914	Sumitomo Mitsui Financial Group, Inc.	66,369
441	Tokyo Electron Ltd.	39,771
938	Toyota Motor Corp.	54,434

		811,990

	Netherlands — 6.2%
679	Akzo Nobel N.V.	43,882
371	ASML Holding N.V.	39,236
3,621	ING Groep N.V.	47,536
215	NXP Semiconductors N.V. (a)	21,528
2,453	Royal Dutch Shell plc, Class A	61,086

		213,268

	South Africa — 1.1%
216	Naspers Ltd., Class N	36,245

	South Korea — 2.6%
95	Hyundai Mobis Co., Ltd.	22,571
95	Samsung Electronics Co., Ltd. GDR	66,651

		89,222

	Switzerland — 10.5%
518	Cie Financiere Richemont S.A.	33,304
817	Credit Suisse Group AG (a)	11,393
9,682	Glencore plc (a)	29,638

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — continued
355	LafargeHolcim Ltd. (a)	18,993
480	LafargeHolcim Ltd. (a)	25,592
945	Novartis AG	67,072
307	Roche Holding AG	70,563
3,925	UBS Group AG	55,490
177	Zurich Insurance Group AG (a)	46,266

		358,311

	Taiwan — 1.3%
1,465	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	45,570

	United Kingdom — 17.9%
761	Aggreko plc	7,444
7,541	Barclays plc	17,472
927	British American Tobacco plc	53,104
2,235	Burberry Group plc	40,305
9,865	HSBC Holdings plc	74,233
717	Imperial Brands plc	34,676
32,579	Lloyds Banking Group plc	22,751
4,681	Meggitt plc	24,903
890	Persimmon plc	18,433
3,572	Prudential plc	58,287
728	Rio Tinto Ltd.	30,118
543	Rio Tinto plc	18,877
4,743	Standard Chartered plc (a)	41,243
865	Travis Perkins plc	14,079
1,397	Tullow Oil plc (a)	4,511
993	Unilever plc	41,470
24,977	Vodafone Group plc	68,595
1,917	WPP plc	41,635

		612,136

	United States — 0.7%
441	Shire plc	24,900

	Total Common Stocks (Cost $3,172,187)	3,331,324

Preferred Stock — 1.2%
	Germany — 1.2%
339	Henkel AG & Co. KGaA (Cost $30,396)	43,587

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
36,620	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $36,620)	36,620

	Total Investments — 99.6% (Cost $3,239,203)	3,411,531
	Other Assets in Excess of Liabilities — 0.4%	12,935

	NET ASSETS — 100.0%	$3,424,466

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Pharmaceuticals	9.8%
Banks	9.7
Insurance	6.8
Machinery	6.5
Tobacco	4.5
Semiconductors & Semiconductor Equipment	4.3
Textiles, Apparel & Luxury Goods	4.2
Oil, Gas & Consumable Fuels	4.1
Automobiles	3.8
Metals & Mining	3.6
Real Estate Management & Development	3.2
Wireless Telecommunication Services	3.2
Chemicals	3.1
Beverages	2.8
Electrical Equipment	2.7
Hotels, Restaurants & Leisure	2.6
Media	2.3
Capital Markets	2.0
Technology Hardware, Storage & Peripherals	2.0
Auto Components	1.9
Construction Materials	1.9
Software	1.9
Industrial Conglomerates	1.5
Aerospace & Defense	1.4
Household Products	1.3
Personal Products	1.2
Internet Software & Services	1.0
Electronic Equipment, Instruments & Components	1.0
Others (each less than 1.0%)	4.6
Short-Term Investment	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	57

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.7%
	Australia — 1.9%
490	Goodman Group	2,527

	Belgium — 3.5%
41	Anheuser-Busch InBev S.A./N.V.	4,725

	Canada — 3.7%
83	Toronto-Dominion Bank (The)	3,756
27	TransCanada Corp.	1,221

		4,977

	China — 0.9%
969	CNOOC Ltd.	1,219

	Czech Republic — 2.5%
969	Moneta Money Bank A.S. (a) (e)	3,378

	Denmark — 2.6%
112	Danske Bank A/S	3,467

	Finland — 2.8%
162	UPM-Kymmene OYJ	3,769

	France — 7.0%
26	Capgemini S.A.	2,186
30	Cie Generale des Etablissements Michelin	3,220
7	Unibail-Rodamco SE	1,595
34	Vinci S.A.	2,447

		9,448

	Germany — 9.1%
9	Allianz SE	1,356
15	BASF SE	1,307
28	Daimler AG	1,994
22	Deutsche Boerse AG (a)	1,720
78	Deutsche Telekom AG	1,269
64	Deutsche Wohnen AG	2,085
22	Siemens AG	2,477

		12,208

	Hong Kong — 2.4%
1,151	HKT Trust & HKT Ltd.	1,582
370	Sands China Ltd.	1,606

		3,188

	Israel — 1.8%
1,300	Bezeq The Israeli Telecommunication Corp., Ltd.	2,361

	Japan — 8.4%
35	Bridgestone Corp.	1,321
51	Daiwa House Industry Co., Ltd.	1,403
33	Japan Tobacco, Inc.	1,236
60	Mitsubishi Corp.	1,312
267	Mitsubishi UFJ Financial Group, Inc., ADR	1,373

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
58	Nippon Telegraph & Telephone Corp.	2,585
17	Toyota Motor Corp., ADR	1,965

		11,195

	Netherlands — 9.4%
159	ING Groep N.V.	2,093
82	Koninklijke Ahold Delhaize N.V.	1,866
90	NN Group N.V.	2,716
145	Royal Dutch Shell plc, Class A	3,619
61	Wolters Kluwer N.V.	2,369

		12,663

	New Zealand — 1.1%
545	Spark New Zealand Ltd.	1,427

	Norway — 1.6%
146	DNB ASA	2,113

	Russia — 6.1%
40	LUKOIL PJSC, ADR	1,951
216	MMC Norilsk Nickel PJSC, ADR	3,252
209	Severstal PJSC, GDR	2,951

		8,154

	Switzerland — 3.0%
482	Glencore plc (a)	1,476
15	Swiss Re AG	1,369
24	Wolseley plc	1,225

		4,070

	Taiwan — 4.6%
152	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,730
695	Vanguard International Semiconductor Corp.	1,415

		6,145

	United Kingdom — 25.3%
310	3i Group plc	2,544
380	BAE Systems plc	2,519
839	Booker Group plc	1,841
51	British American Tobacco plc	2,910
67	Compass Group plc	1,219
456	Direct Line Insurance Group plc	1,927
251	GlaxoSmithKline plc	4,951
85	HSBC Holdings plc, ADR	3,190
55	Imperial Brands plc	2,637
37	InterContinental Hotels Group plc	1,421
808	ITV plc	1,684
56	Persimmon plc	1,157
360	RSA Insurance Group plc	2,428

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	United Kingdom — continued
164	WPP plc	3,553

		33,981

	Total Common Stocks (Cost $126,706)	131,015

Short-Term Investment — 1.9%
	Investment Company — 1.9%
2,567	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $2,567)	2,567

	Total Investments — 99.6% (Cost $129,273)	133,582
	Other Assets in Excess of Liabilities — 0.4%	573

	NET ASSETS — 100.0%	$134,155

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	14.5%
Insurance	7.3
Diversified Telecommunication Services	6.9
Oil, Gas & Consumable Fuels	6.0
Metals & Mining	5.7
Tobacco	5.1
Semiconductors & Semiconductor Equipment	4.6
Media	3.9
Pharmaceuticals	3.7
Beverages	3.5
Auto Components	3.4
Capital Markets	3.2
Hotels, Restaurants & Leisure	3.2
Equity Real Estate Investment Trusts (REITs)	3.1
Automobiles	3.0
Paper & Forest Products	2.8
Food & Staples Retailing	2.8
Real Estate Management & Development	2.6
Trading Companies & Distributors	1.9
Aerospace & Defense	1.9
Industrial Conglomerates	1.9
Construction & Engineering	1.8
Professional Services	1.8
IT Services	1.6
Chemicals	1.0
Others (each less than 1.0%)	0.9
Short-Term Investment	1.9

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2016		NET UNREALIZED APPRECIATION (DEPRECIATION)
731	GBP
6,929	for HKD	Societe Generale	11/18/16	$893	#	$895	#	$2
12,078	HKD	Royal Bank of Canada	11/18/16	1,556		1,557		1
29,692	SEK	Citibank, N.A.	11/18/16	3,371		3,290		(81)
2,145	SGD	Australia and New Zealand Banking Group Limited	11/18/16	1,543		1,542		(1)
				$7,363		$7,284		$(79)

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	59

JPMorgan International Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
5,178	GBP	Goldman Sachs International	11/18/16	$6,306	$6,340	$(34)
1,272	HKD	Standard Chartered Bank	11/18/16	164	164	— (h)
				$6,470	$6,504	$(34)

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2016 of the currency being sold, and the value at October 31, 2016 is the U.S. dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.5%
	Australia — 3.7%
2,140	Australia & New Zealand Banking Group Ltd.	45,185
6,111	Goodman Group	31,500
2,795	Oil Search Ltd.	14,008
1,657	Westfield Corp.	11,197

		101,890

	Belgium — 2.1%
493	Anheuser-Busch InBev S.A./N.V.	56,617

	China — 0.5%
2,970	ENN Energy Holdings Ltd.	13,963

	Denmark — 3.3%
452	Chr Hansen Holding A/S	27,099
231	Genmab A/S (a)	37,967
764	Novo Nordisk A/S, Class B	27,230

		92,296

	Finland — 1.4%
1,089	UPM-Kymmene OYJ	25,322
304	Wartsila OYJ Abp	13,158

		38,480

	France — 12.2%
564	Airbus Group SE	33,480
1,427	AXA S.A.	32,203
748	BNP Paribas S.A.	43,368
414	Capgemini S.A.	34,302
106	Kering	23,552
858	Klepierre	35,076
359	Renault S.A.	31,200
586	Technip S.A.	38,917
297	Thales S.A.	27,976
801	TOTAL S.A.	38,390

		338,464

	Germany — 8.3%
185	adidas AG	30,394
179	Bayer AG	17,780
148	Continental AG	28,400
467	Daimler AG	33,310
428	Fresenius SE & Co. KGaA	31,650
2,069	Infineon Technologies AG	37,218
458	Siemens AG	52,017

		230,769

	Hong Kong — 2.2%
5,986	China Resources Gas Group Ltd.	18,770
8,474	China Resources Land Ltd.	21,045

SHARES	SECURITY DESCRIPTION	VALUE($)

	Hong Kong — continued
1,785	CK Hutchison Holdings Ltd.	22,042

		61,857

	India — 1.1%
415	HDFC Bank Ltd., ADR	29,371

	Italy — 3.6%
9,201	Enel S.p.A.	39,559
4,222	Snam S.p.A.	22,247
43,288	Telecom Italia S.p.A. (a)	37,630

		99,436

	Japan — 25.7%
405	Daikin Industries Ltd.	38,821
704	Dentsu, Inc.	35,094
2,280	DMG Mori Co., Ltd.	24,181
485	Izumi Co., Ltd.	22,424
893	Japan Airlines Co., Ltd.	26,360
4,395	Kajima Corp.	29,638
57	Keyence Corp.	41,786
1,238	Mitsubishi Corp.	26,936
8,649	Mitsubishi UFJ Financial Group, Inc.	44,625
1,680	Mitsui Fudosan Co., Ltd.	38,260
869	NH Foods Ltd.	20,824
2,069	Nippon Steel & Sumitomo Metal Corp.	40,997
947	Nippon Telegraph & Telephone Corp.	41,969
444	Oriental Land Co., Ltd.	25,941
2,777	ORIX Corp.	43,998
1,110	Sompo Holdings, Inc.	35,916
847	Sumitomo Mitsui Financial Group, Inc.	29,353
472	Suntory Beverage & Food Ltd.	20,621
1,084	Suzuki Motor Corp.	38,634
1,013	Tokio Marine Holdings, Inc.	39,952
1,957	Yamato Holdings Co., Ltd.	44,593

		710,923

	Netherlands — 5.7%
370	ASML Holding N.V.	39,170
3,254	ING Groep N.V.	42,718
3,070	Royal Dutch Shell plc, Class A	76,485

		158,373

	Norway — 1.6%
9,824	Norsk Hydro ASA	43,920

	Spain — 0.4%
2,270	Distribuidora Internacional de Alimentacion S.A.	12,122

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	61

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Sweden — 1.2%
3,260	Nordea Bank AB	34,261

	Switzerland — 5.6%
303	Nestle S.A.	21,961
283	Roche Holding AG	65,100
2,680	UBS Group AG	37,895
584	Wolseley plc	30,278

		155,234

	United Kingdom — 15.4%
723	Associated British Foods plc	21,744
426	AstraZeneca plc	23,876
1,000	British American Tobacco plc	57,286
6,327	BT Group plc	29,041
7,396	Dixons Carphone plc	28,433
2,533	GlaxoSmithKline plc	50,037
4,213	HSBC Holdings plc	31,726
462	InterContinental Hotels Group plc	17,909
3,634	Kingfisher plc	16,054
1,190	Pennon Group plc	12,145
1,589	Prudential plc	25,924
385	Reckitt Benckiser Group plc	34,449
1,082	Rio Tinto plc	37,625
8,411	Taylor Wimpey plc	14,566
9,074	Vodafone Group plc	24,919

		425,734

	United States — 1.5%
737	Shire plc	41,599

	Total Common Stocks (Cost $2,592,617)	2,645,309

Preferred Stock — 1.3%
	Germany — 1.3%
280	Henkel AG & Co. KGaA (Cost $25,403)	35,934

Short-Term Investment — 2.6%
	Investment Company — 2.6%
72,806	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $72,806)	72,806

	Total Investments — 99.4% (Cost $2,690,826)	2,754,049
	Other Assets in Excess of Liabilities — 0.6%	15,821

	NET ASSETS — 100.0%	$2,769,870

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	10.9%
Pharmaceuticals	6.7
Insurance	4.9
Oil, Gas & Consumable Fuels	4.7
Metals & Mining	4.4
Diversified Telecommunication Services	3.9
Automobiles	3.7
Biotechnology	2.9
Equity Real Estate Investment Trusts (REITs)	2.8
Beverages	2.8
Semiconductors & Semiconductor Equipment	2.8
Industrial Conglomerates	2.7
Household Products	2.6
Food Products	2.3
Aerospace & Defense	2.2
Real Estate Management & Development	2.2
Tobacco	2.1
Trading Companies & Distributors	2.1
Gas Utilities	2.0
Textiles, Apparel & Luxury Goods	2.0
Air Freight & Logistics	1.6
Specialty Retail	1.6
Diversified Financial Services	1.6
Hotels, Restaurants & Leisure	1.6
Electronic Equipment, Instruments & Components	1.5
Electric Utilities	1.4
Energy Equipment & Services	1.4
Building Products	1.4
Capital Markets	1.4
Machinery	1.4
Media	1.3
IT Services	1.2
Health Care Providers & Services	1.1
Construction & Engineering	1.1
Auto Components	1.0
Chemicals	1.0
Airlines	1.0
Others (each less than 1.0%)	4.1
Short-Term Investment	2.6

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
153	TOPIX Index	12/08/16	JPY	$20,300	$531
794	Euro STOXX 50 Index	12/16/16	EUR	26,622	70
279	FTSE 100 Index	12/16/16	GBP	23,615	(215)

					$386

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2016		NET UNREALIZED APPRECIATION (DEPRECIATION)
12,626	EUR
1,432,272	for JPY	Standard Chartered Bank	11/14/16	$13,663	#	$13,867	#	$204
11,434	GBP
12,727	for EUR	Goldman Sachs International	11/14/16	13,978	#	13,998	#	20
15,250	AUD	Australia & New Zealand Banking Group Limited	11/14/16	11,662		11,597		(65)
109,239	AUD	Standard Chartered Bank	11/14/16	82,405		83,071		666
110,325	CHF	Morgan Stanley	11/14/16	114,908		111,555		(3,353)
8,267	EUR	Standard Chartered Bank	11/14/16	9,125		9,080		(45)
4,929	GBP	Citibank, N.A.	11/14/16	6,566		6,035		(531)
20,876	GBP	Goldman Sachs International	11/14/16	27,933		25,559		(2,374)
10,710	GBP	Merrill Lynch International	11/14/16	14,072		13,112		(960)
12,518	GBP	Morgan Stanley	11/14/16	16,581		15,325		(1,256)
22,192	GBP	Royal Bank of Canada	11/14/16	27,875		27,170		(705)
5,935	GBP	State Street Corp.	11/14/16	7,284		7,265		(19)
13,449	GBP	TD Bank Financial Group	11/14/16	16,445		16,465		20
201,399	HKD	Australia & New Zealand Banking Group Limited	11/14/16	25,986		25,970		(16)
5,249,417	JPY	Goldman Sachs International	11/14/16	51,648		50,076		(1,572)
537,349	JPY	Merrill Lynch International	11/14/16	5,308		5,126		(182)
1,084,659	JPY	Standard Chartered Bank	11/14/16	10,415		10,347		(68)
182,238	SEK	TD Bank Financial Group	11/14/16	21,405		20,187		(1,218)
37,640	SGD	TD Bank Financial Group	11/14/16	28,077		27,057		(1,020)
				$505,336		$492,862		$(12,474)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
336,438	DKK	Morgan Stanley	11/14/16	$50,881	$49,679	$1,202
24,260	EUR	BNP Paribas	11/14/16	27,433	26,644	789
44,064	EUR	Citibank, N.A.	11/14/16	49,815	48,394	1,421
12,943	EUR	Goldman Sachs International	11/14/16	14,094	14,215	(121)
8,506	EUR	Merrill Lynch International	11/14/16	9,568	9,341	227
29,580	EUR	State Street Corp.	11/14/16	33,273	32,488	785
4,756	GBP	Goldman Sachs International	11/14/16	6,220	5,823	397
97,453	GBP	Standard Chartered Bank	11/14/16	129,084	119,310	9,774

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	63

JPMorgan International Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,710,440	JPY	Citibank, N.A.	11/14/16	$36,683	$35,395	$1,288
1,066,217	JPY	Goldman Sachs International	11/14/16	10,569	10,171	398
864,386	JPY	Merrill Lynch International	11/14/16	8,334	8,246	88
893,948	JPY	State Street Corp.	11/14/16	8,632	8,527	105
190,241	NOK	TD Bank Financial Group	11/14/16	22,485	23,025	(540)
				$407,071	$391,258	$15,813

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2016 of the currency being sold, and the value at October 31, 2016 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.8%
	Australia — 6.4%
987	AMP Ltd.	3,421
708	Australia & New Zealand Banking Group Ltd.	14,955
449	BGP Holdings plc (a)	—	(h)
786	BHP Billiton Ltd.	13,731
254	Commonwealth Bank of Australia	14,117
49	CSL Ltd.	3,738
848	Dexus Property Group	5,763
1,525	Goodman Group	7,860
113	Macquarie Group Ltd.	6,812
52	National Australia Bank Ltd.	1,107
335	Wesfarmers Ltd.	10,445
151	Westpac Banking Corp.	3,499

		85,448

	Belgium — 1.0%
122	Anheuser-Busch InBev S.A./N.V.	13,955

	Denmark — 0.8%
70	Chr Hansen Holding A/S	4,167
191	Novo Nordisk A/S, Class B	6,818

		10,985

	Finland — 2.0%
100	Cargotec Oyj, Class B	4,087
1,828	Nokia OYJ	8,162
570	Outokumpu OYJ (a)	3,973
219	UPM-Kymmene OYJ	5,099
115	Wartsila OYJ Abp	4,968

		26,289

	France — 10.4%
145	Air Liquide S.A.	14,710
169	Airbus Group SE	10,012
35	Arkema S.A.	3,311
611	AXA S.A.	13,783
206	BNP Paribas S.A.	11,957
80	Capgemini S.A.	6,590
286	Engie S.A.	4,126
928	Natixis S.A.	4,694
68	Pernod Ricard S.A.	8,063
65	Renault S.A.	5,627
140	Sanofi	10,894
163	Schneider Electric SE	10,937
58	Sodexo S.A.	6,782
106	Technip S.A.	7,028
266	TOTAL S.A.	12,763
398	Vivendi S.A.	8,050

		139,327

SHARES	SECURITY DESCRIPTION	VALUE($)

	Germany — 9.0%
43	adidas AG	7,134
15	Allianz SE	2,269
25	BASF SE	2,187
156	Bayer AG	15,499
136	Brenntag AG	7,280
203	Daimler AG	14,468
57	Deutsche Bank AG (a)	821
271	Deutsche Post AG	8,399
522	Deutsche Telekom AG	8,514
47	HeidelbergCement AG	4,488
443	Infineon Technologies AG	7,959
34	Linde AG	5,633
196	SAP SE	17,248
157	Siemens AG	17,878

		119,777

	Hong Kong — 2.8%
700	AIA Group Ltd.	4,404
631	Cheung Kong Property Holdings Ltd.	4,666
818	CK Hutchison Holdings Ltd.	10,096
33	Hang Seng Bank Ltd.	602
112	Hang Seng Bank Ltd.	2,012
18	Power Assets Holdings Ltd.	164
713	Power Assets Holdings Ltd.	6,697
727	Sands China Ltd.	3,154
689	Wharf Holdings Ltd. (The)	5,168

		36,963

	Ireland — 0.4%
69	Ryanair Holdings plc, ADR (a)	5,161

	Israel — 0.8%
237	Teva Pharmaceutical Industries Ltd., ADR	10,141

	Italy — 2.3%
311	Assicurazioni Generali S.p.A.	4,022
268	Atlantia S.p.A.	6,574
2,173	Enel S.p.A.	9,341
8,330	Telecom Italia S.p.A. (a)	7,241
1,684	UniCredit S.p.A.	4,180

		31,358

	Japan — 23.0%
202	Bridgestone Corp.	7,554
46	Central Japan Railway Co.	7,805
82	Daikin Industries Ltd.	7,876
84	Dentsu, Inc.	4,187
355	DMG Mori Co., Ltd.	3,768
109	East Japan Railway Co.	9,630

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	65

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Japan — continued
106		Electric Power Development Co., Ltd.	2,471
1,025		Fujitsu Ltd.	6,081
1,680		Hitachi Ltd.	8,956
318		Honda Motor Co., Ltd.	9,524
373		J. Front Retailing Co., Ltd.	5,129
205		Japan Airlines Co., Ltd.	6,053
69		Japan Tobacco, Inc.	2,616
229		JFE Holdings, Inc.	3,281
1,096		JX Holdings, Inc.	4,331
1,021		Kajima Corp.	6,885
182		KDDI Corp.	5,519
5		Keyence Corp.	3,372
477		Kirin Holdings Co., Ltd.	8,194
322		Kyowa Hakko Kirin Co., Ltd.	4,906
306		Kyushu Electric Power Co., Inc.	2,781
140		LIXIL Group Corp.	3,211
97		Mabuchi Motor Co., Ltd.	5,650
421		Mazda Motor Corp.	6,983
286		Medipal Holdings Corp.	4,890
2,396		Mitsubishi UFJ Financial Group, Inc.	12,360
124		Mitsui & Co., Ltd.	1,719
348		Mitsui Fudosan Co., Ltd.	7,919
160		MS&AD Insurance Group Holdings, Inc.	4,738
160		NGK Spark Plug Co., Ltd.	3,181
73		Nidec Corp.	7,025
183		Nippon Steel & Sumitomo Metal Corp.	3,618
237		Nippon Telegraph & Telephone Corp.	10,508
181		Nishi-Nippon Financial Holdings, Inc. (a)	1,800
—	(h)	Nitori Holdings Co., Ltd.	10
141		Omron Corp.	5,404
292		ORIX Corp.	4,634
161		Otsuka Holdings Co., Ltd.	7,024
249		Seiko Epson Corp.	5,049
266		Seven & i Holdings Co., Ltd.	11,099
99		Shin-Etsu Chemical Co., Ltd.	7,484
275		Sony Corp.	8,661
895		Sumitomo Bakelite Co., Ltd.	4,860
295		Sumitomo Mitsui Financial Group, Inc.	10,242
182		Sumitomo Realty & Development Co., Ltd.	4,784
144		Suntory Beverage & Food Ltd.	6,305
105		Suzuken Co., Ltd.	3,382
402		Takashimaya Co., Ltd.	3,279
891		Tokyo Gas Co., Ltd.	4,042
315		Toyota Motor Corp.	18,290
324		Yamato Holdings Co., Ltd.	7,373

			306,443

SHARES	SECURITY DESCRIPTION	VALUE($)

	Luxembourg — 0.5%
1,035	ArcelorMittal (a)	6,995

	Netherlands — 6.0%
767	Aegon N.V.	3,317
100	ASML Holding N.V.	10,563
108	Heineken N.V.	8,914
901	ING Groep N.V.	11,829
1,248	Koninklijke KPN N.V.	4,069
346	Koninklijke Philips N.V.	10,414
160	NN Group N.V.	4,814
441	Royal Dutch Shell plc, Class A	10,995
599	Royal Dutch Shell plc, Class B	15,450

		80,365

	New Zealand — 0.4%
1,902	Spark New Zealand Ltd.	4,976

	Portugal — 0.3%
297	Galp Energia SGPS S.A.	4,027

	Singapore — 0.8%
801	DBS Group Holdings Ltd.	8,637
352	Singapore Exchange Ltd.	1,795

		10,432

	Spain — 2.1%
1,149	Banco Santander S.A.	5,631
6,471	Bankia S.A.	5,685
1,138	Iberdrola S.A.	7,741
272	Repsol S.A.	3,797
536	Telefonica S.A.	5,448

		28,302

	Sweden — 1.2%
926	Nordea Bank AB	9,728
589	Sandvik AB	6,689

		16,417

	Switzerland — 9.5%
39	Actelion Ltd. (a)	5,590
147	Cie Financiere Richemont S.A.	9,425
158	Credit Suisse Group AG (a)	2,199
34	LafargeHolcim Ltd. (a)	1,823
152	LafargeHolcim Ltd. (a)	8,110
468	Nestle S.A.	33,943
181	Novartis AG	12,871
103	Roche Holding AG	23,605
11	Syngenta AG (a)	4,255
643	UBS Group AG	9,093
195	Wolseley plc	10,112

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Switzerland — continued
22	Zurich Insurance Group AG (a)	5,807

		126,833

	United Kingdom — 15.3%
590	3i Group plc	4,832
158	Associated British Foods plc	4,745
175	AstraZeneca plc	9,799
1,211	Aviva plc	6,561
3,401	Barclays plc	7,879
674	Barratt Developments plc	3,736
1,795	BP plc	10,609
340	British American Tobacco plc	19,509
3,083	Centrica plc	8,075
1,574	Debenhams plc	1,034
1,160	Dixons Carphone plc	4,459
779	GlaxoSmithKline plc	15,381
2,431	HSBC Holdings plc	18,308
236	HSBC Holdings plc	1,776
196	InterContinental Hotels Group plc	7,598
2,330	ITV plc	4,858
12,699	Lloyds Banking Group plc	8,868
271	Prudential plc	4,417
115	Reckitt Benckiser Group plc	10,251
122	Rio Tinto Ltd.	5,043
72	Rio Tinto plc	2,493
517	RSA Insurance Group plc	3,489
877	Standard Chartered plc (a)	7,628
1,355	Taylor Wimpey plc	2,346
148	Unilever N.V., CVA	6,184
5,221	Vodafone Group plc	14,338
77	Whitbread plc	3,392
283	WPP plc	6,144

		203,752

SHARES	SECURITY DESCRIPTION	VALUE($)

	United States — 0.8%
199	Shire plc	11,218

	Total Common Stocks (Cost $1,260,405)	1,279,164

Preferred Stocks — 1.0%
	Germany — 1.0%
83	Henkel AG & Co. KGaA	10,679
23	Volkswagen AG	3,156

	Total Preferred Stocks (Cost $10,860)	13,835

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Spain — 0.0% (g)
1,149	Banco Santander S.A., expiring 11/02/16 (a) (Cost $59)	64

SHARES
Short-Term Investment — 2.5%
	Investment Company — 2.5%
32,949	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $32,949)	32,949

	Total Investments — 99.3% (Cost $1,304,273)	1,326,012
	Other Assets in Excess of Liabilities — 0.7%	9,199

	NET ASSETS — 100.0%	$1,335,211

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	67

JPMorgan International Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands, except number of Futures contracts)

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.6%
Pharmaceuticals	8.8
Oil, Gas & Consumable Fuels	4.7
Automobiles	4.4
Insurance	4.4
Diversified Telecommunication Services	3.7
Chemicals	3.5
Beverages	3.4
Metals & Mining	3.0
Food Products	2.9
Industrial Conglomerates	2.9
Electric Utilities	2.0
Capital Markets	1.9
Electrical Equipment	1.8
Real Estate Management & Development	1.7
Tobacco	1.7
Food & Staples Retailing	1.6
Household Products	1.6

INDUSTRY	PERCENTAGE
Hotels, Restaurants & Leisure	1.6%
Biotechnology	1.6
Wireless Telecommunication Services	1.5
Machinery	1.5
Trading Companies & Distributors	1.4
Semiconductors & Semiconductor Equipment	1.4
Electronic Equipment, Instruments & Components	1.3
Road & Rail	1.3
Software	1.3
Textiles, Apparel & Luxury Goods	1.2
Air Freight & Logistics	1.2
Media	1.1
Household Durables	1.1
Construction Materials	1.1
Equity Real Estate Investment Trusts (REITs)	1.0
IT Services	1.0
Others (each less than 1.0%)	10.3
Short-Term Investment	2.5

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
40	TOPIX Index	12/08/16	JPY	$5,307	$238
336	Euro STOXX 50 Index	12/16/16	EUR	11,266	212
119	FTSE 100 Index	12/16/16	GBP	10,072	248

					$698

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.2%
	Belgium — 2.6%
25	Anheuser-Busch InBev S.A./N.V.	2,901

	Canada — 4.5%
68	Alimentation Couche-Tard, Inc., Class B	3,439
24	Canadian National Railway Co.	1,514

		4,953

	China — 10.0%
18	Baidu, Inc., ADR (a)	3,153
614	CNOOC Ltd.	775
2,487	CNOOC Ltd.	3,129
77	JD.com, Inc., ADR (a)	2,005
1,234	Wynn Macau Ltd.	1,890

		10,952

	Denmark — 2.0%
61	Novo Nordisk A/S, Class B	2,176

	Finland — 3.9%
608	Nokia OYJ	2,713
37	Wartsila OYJ Abp	1,619

		4,332

	France — 2.0%
142	Orange S.A.	2,227

	Germany — 3.5%
11	Continental AG	2,042
42	Zalando SE, (a) (e)	1,830

		3,872

	Hong Kong — 8.5%
430	AIA Group Ltd.	2,705
312	Cheung Kong Property Holdings Ltd.	2,306
1,826	China Unicom Hong Kong Ltd.	2,144
178	CK Hutchison Holdings Ltd.	2,192

		9,347

	India — 2.2%
33	HDFC Bank Ltd., ADR	2,358

	Israel — 2.8%
71	Teva Pharmaceutical Industries Ltd. ADR	3,034

	Italy — 1.3%
605	Intesa Sanpaolo S.p.A.	1,402

	Japan — 7.6%
66	KDDI Corp.	1,997
3	Keyence Corp.	1,833
163	Kubota Corp.	2,627
71	Shiseido Co., Ltd.	1,842

		8,299

SHARES	SECURITY DESCRIPTION	VALUE($)

	Netherlands — 10.5%
32	Akzo Nobel N.V.	2,098
171	Altice N.V., Class A (a)	3,145
156	ING Groep N.V.	2,050
99	NN Group N.V.	2,982
13	NXP Semiconductors N.V. (a)	1,288

		11,563

	South Africa — 1.7%
11	Naspers Ltd., Class N	1,867

	South Korea — 1.5%
2	Samsung Electronics Co., Ltd. GDR	1,591

	Switzerland — 12.0%
12	Actelion Ltd. (a)	1,779
45	Cie Financiere Richemont S.A.	2,907
86	LafargeHolcim Ltd. (a)	4,565
10	Roche Holding AG	2,320
115	UBS Group AG	1,623

		13,194

	Taiwan — 2.0%
72	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	2,241

	United Kingdom — 17.9%
39	British American Tobacco plc	2,241
189	British Land Co. plc (The)	1,353
968	ITV plc	2,017
338	Meggitt plc	1,797
96	RELX N.V.	1,617
107	Rio Tinto plc	3,737
115	Smith & Nephew plc	1,661
249	Standard Chartered plc (a)	2,161
1,101	Vodafone Group plc	3,023

		19,607

	United States — 1.7%
34	Shire plc	1,912

	Total Common Stocks (Cost $107,374)	107,828

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	69

JPMorgan International Unconstrained Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.9%
	Investment Company — 1.9%
2,047	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $2,047)	2,047

	Total Investments — 100.1% (Cost $109,421)	109,875
	Liabilities in Excess of Other Assets — (0.1)%	(100)

	NET ASSETS — 100.0%	$109,775

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	7.2%
Pharmaceuticals	6.8
Media	6.4
Insurance	5.2
Wireless Telecommunication Services	4.6
Construction Materials	4.1
Diversified Telecommunication Services	4.0
Machinery	3.9
Oil, Gas & Consumable Fuels	3.6
Internet & Direct Marketing Retail	3.5
Metals & Mining	3.4
Biotechnology	3.4
Semiconductors & Semiconductor Equipment	3.2
Food & Staples Retailing	3.1
Internet Software & Services	2.9
Textiles, Apparel & Luxury Goods	2.6
Beverages	2.6
Communications Equipment	2.5
Real Estate Management & Development	2.1
Tobacco	2.0
Industrial Conglomerates	2.0
Chemicals	1.9
Auto Components	1.9
Hotels, Restaurants & Leisure	1.7
Personal Products	1.7
Electronic Equipment, Instruments & Components	1.7
Aerospace & Defense	1.6
Health Care Equipment & Supplies	1.5
Capital Markets	1.5
Professional Services	1.5
Technology Hardware, Storage & Peripherals	1.4
Road & Rail	1.4
Equity Real Estate Investment Trusts (REITs)	1.2
Short-Term Investment	1.9

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.3%
	Australia — 4.1%
1,843	Australia & New Zealand Banking Group Ltd.	38,914
2,756	Goodman Group	14,206

		53,120

	Belgium — 2.0%
114	Anheuser-Busch InBev S.A./N.V.	13,046
225	KBC Group N.V. (a)	13,723

		26,769

	Canada — 0.9%
275	TransCanada Corp.	12,437

	Chile — 0.6%
331	Banco Santander Chile, ADR	7,574

	China — 1.0%
10,241	CNOOC Ltd.	12,886

	Denmark — 0.6%
60	Pandora A/S	7,799

	Finland — 2.3%
1,741	Outokumpu OYJ (a)	12,136
773	UPM-Kymmene OYJ	17,982

		30,118

	France — 15.8%
139	Air Liquide S.A.	14,172
221	Airbus Group SE	13,116
1,202	AXA S.A.	27,124
573	BNP Paribas S.A.	33,236
136	Capgemini S.A.	11,291
2,527	Natixis S.A.	12,785
222	Renault S.A.	19,348
233	Schneider Electric SE	15,677
209	Technip S.A.	13,894
961	TOTAL S.A.	46,051

		206,694

	Germany — 8.0%
133	Bayer AG	13,172
217	Brenntag AG	11,599
363	Daimler AG	25,888
92	HeidelbergCement AG	8,661
627	Infineon Technologies AG	11,273
295	Siemens AG	33,541

		104,134

	Hong Kong — 2.0%
2,324	China Overseas Land & Investment Ltd.	7,134
1,553	CK Hutchison Holdings Ltd.	19,178

		26,312

SHARES	SECURITY DESCRIPTION	VALUE($)

	Ireland — 0.5%
89	Ryanair Holdings plc, ADR (a)	6,679

	Israel — 1.4%
437	Teva Pharmaceutical Industries Ltd., ADR	18,673

	Italy — 3.7%
5,693	Enel S.p.A.	24,477
5,983	Intesa Sanpaolo S.p.A.	13,874
11,368	Telecom Italia S.p.A. (a)	9,882

		48,233

	Japan — 23.8%
219	Bridgestone Corp.	8,170
226	Daikin Industries Ltd.	21,629
703	Daiwa House Industry Co., Ltd.	19,284
223	Dentsu, Inc.	11,116
574	DMG Mori Co., Ltd.	6,084
803	Honda Motor Co., Ltd.	24,030
402	Japan Airlines Co., Ltd.	11,855
115	Mabuchi Motor Co., Ltd.	6,662
626	Mitsubishi Corp.	13,616
6,771	Mitsubishi UFJ Financial Group, Inc.	34,934
781	Mitsui Fudosan Co., Ltd.	17,786
439	NGK Spark Plug Co., Ltd.	8,716
282	NH Foods Ltd.	6,758
586	Nippon Telegraph & Telephone Corp.	25,986
279	Sompo Holdings, Inc.	9,018
295	Sony Corp.	9,301
1,096	Sumitomo Electric Industries Ltd.	16,192
317	Sumitomo Mitsui Financial Group, Inc.	11,001
419	Sumitomo Mitsui Trust Holdings, Inc.	14,125
204	Suzuken Co., Ltd.	6,546
444	Suzuki Motor Corp.	15,838
544	Yamato Holdings Co., Ltd.	12,399

		311,046

	Luxembourg — 1.1%
2,125	ArcelorMittal (a)	14,356

	Netherlands — 7.1%
454	ASR Nederland N.V. (a)	10,062
2,045	ING Groep N.V.	26,842
382	NN Group N.V.	11,515
1,800	Royal Dutch Shell plc, Class A	44,834

		93,253

	Norway — 1.2%
3,627	Norsk Hydro ASA	16,215

	South Korea — 1.0%
9	Samsung Electronics Co., Ltd.	12,531

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	71

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Spain — 1.2%
17,799	Bankia S.A.	15,637

	Sweden — 1.9%
2,340	Nordea Bank AB	24,591

	Switzerland — 4.6%
181	LafargeHolcim Ltd. (a)	9,640
52	Roche Holding AG	11,988
230	Wolseley plc	11,913
102	Zurich Insurance Group AG (a)	26,727

		60,268

	United Kingdom — 13.3%
1,268	Barratt Developments plc	7,033
196	British American Tobacco plc	11,253
4,777	Centrica plc	12,513
1,326	GlaxoSmithKline plc	26,186
165	InterContinental Hotels Group plc	6,394
9,815	Lloyds Banking Group plc	6,854
992	National Grid plc	12,901
1,350	Prudential plc	22,029
720	Rio Tinto plc	25,051
1,810	Standard Chartered plc (a)	15,736
10,015	Vodafone Group plc	27,503

		173,453

	United States — 1.2%
286	Shire plc	16,134

	Total Common Stocks (Cost $1,333,584)	1,298,912

Short-Term Investment — 1.3%
	Investment Company — 1.3%
16,805	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $16,805)	16,805

	Total Investments — 100.6% (Cost $1,350,389)	1,315,717
	Liabilities in Excess of Other Assets — (0.6)%	(7,497)

	NET ASSETS — 100.0%	$1,308,220

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	20.5%
Oil, Gas & Consumable Fuels	8.8
Insurance	8.1
Automobiles	6.5
Pharmaceuticals	5.3
Metals & Mining	5.1
Industrial Conglomerates	4.0
Real Estate Management & Development	3.4
Trading Companies & Distributors	2.8
Diversified Telecommunication Services	2.7
Auto Components	2.5
Wireless Telecommunication Services	2.1
Multi-Utilities	1.9
Electric Utilities	1.9
Electrical Equipment	1.7
Building Products	1.6
Airlines	1.4
Construction Materials	1.4
Paper & Forest Products	1.4
Household Durables	1.2
Biotechnology	1.2
Equity Real Estate Investment Trusts (REITs)	1.1
Chemicals	1.1
Energy Equipment & Services	1.1
Aerospace & Defense	1.0
Beverages	1.0
Technology Hardware, Storage & Peripherals	1.0
Others (each less than 1.0%)	6.9
Short-Term Investment	1.3

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT OCTOBER 31, 2016		NET UNREALIZED APPRECIATION (DEPRECIATION)
38,655	HKD
4,438	for EUR	Australia & New Zealand Banking Group Limited	11/28/16	$4,877	#	$4,985	#	$108
713,157	JPY
5,388	for GBP	HSBC Bank, N.A.	11/28/16	6,598	#	6,806	#	208
66,351	AUD	Standard Chartered Bank	11/28/16	50,609		50,439		(170)
4,045	CAD	Merrill Lynch International	11/28/16	3,103		3,016		(87)
25,504	CHF	Credit Suisse International	11/28/16	26,712		25,807		(905)
2,544	EUR	Australia & New Zealand Banking Group Limited	11/28/16	2,866		2,796		(70)
9,039	EUR	Citibank, N.A.	11/28/16	9,853		9,933		80
17,414	EUR	Deutsche Bank AG	11/28/16	19,637		19,136		(501)
4,661	EUR	Standard Chartered Bank	11/28/16	5,257		5,122		(135)
3,256	GBP	Australia & New Zealand Banking Group Limited	11/28/16	3,985		3,988		3
4,949	GBP	Citibank, N.A.	11/28/16	6,437		6,061		(376)
3,278	GBP	Deutsche Bank AG	11/28/16	4,267		4,014		(253)
11,427	GBP	Goldman Sachs International	11/28/16	14,327		13,993		(334)
3,459	GBP	Royal Bank of Canada	11/28/16	4,524		4,236		(288)
17,189	GBP	Standard Chartered Bank	11/28/16	22,869		21,050		(1,819)
11,734	HKD	State Street Corp.	11/28/16	1,515		1,513		(2)
529,183	JPY	Citibank, N.A.	11/28/16	5,083		5,050		(33)
692,763	JPY	Goldman Sachs International	11/28/16	6,694		6,612		(82)
536,481	JPY	HSBC Bank, N.A.	11/28/16	5,375		5,120		(255)
1,063,297	JPY	Standard Chartered Bank	11/28/16	10,428		10,148		(280)
118,422	SEK	Merrill Lynch International	11/28/16	14,255		13,126		(1,129)
27,597	SGD	State Street Corp.	11/28/16	20,461		19,840		(621)
				$249,732		$242,791		$(6,941)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
5,860	AUD	Australia & New Zealand Banking Group Limited	11/28/16	$4,425	$4,454	$(29)
18,045	CAD	Morgan Stanley	11/28/16	13,996	13,456	540
8,116	CHF	Australia & New Zealand Banking Group Limited	11/28/16	8,354	8,212	142
4,508	CHF	State Street Corp.	11/28/16	4,675	4,561	114
3,147	EUR	Australia & New Zealand Banking Group Limited	11/28/16	3,545	3,458	87
6,763	EUR	BNP Paribas	11/28/16	7,500	7,432	68
5,927	EUR	Citibank, N.A.	11/28/16	6,628	6,513	115
62,595	EUR	Credit Suisse International	11/28/16	71,297	68,785	2,512
14,252	EUR	HSBC Bank, N.A.	11/28/16	16,020	15,661	359
5,042	EUR	Standard Chartered Bank	11/28/16	5,692	5,541	151
8,355	EUR	State Street Corp.	11/28/16	9,402	9,181	221
5,428	EUR	TD Bank Financial Group	11/28/16	6,022	5,964	58
13,039	GBP	Citibank, N.A.	11/28/16	17,011	15,968	1,043

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	73

JPMorgan International Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT OCTOBER 31, 2016	NET UNREALIZED APPRECIATION (DEPRECIATION)
275,554	JPY	Australia & New Zealand Banking Group Limited	11/28/16	$2,657	$2,630	$27
1,607,384	JPY	Citibank, N.A.	11/28/16	15,794	15,340	454
503,685	JPY	Goldman Sachs International	11/28/16	4,981	4,807	174
653,841	JPY	Societe Generale	11/28/16	6,415	6,240	175
633,187	JPY	Standard Chartered Bank	11/28/16	6,246	6,043	203
63,226	NOK	Deutsche Bank AG	11/28/16	7,699	7,653	46
4,454	SGD	Societe Generale	11/28/16	3,244	3,202	42
				$221,603	$215,101	$6,502

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at October 31, 2016 of the currency being sold, and the value at October 31, 2016 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.1%
	Australia — 6.7%
952	Australia & New Zealand Banking Group Ltd.	20,100
1,197	Bendigo & Adelaide Bank Ltd.	10,111
1,599	BHP Billiton Ltd.	27,930
1,192	Challenger Ltd.	9,728
317	Flight Centre Travel Group Ltd.	8,139
1,859	Fortescue Metals Group Ltd.	7,800
2,253	GPT Group (The)	7,965
2,559	Harvey Norman Holdings Ltd.	9,801
997	LendLease Group	10,215
182	Macquarie Group Ltd.	11,021
6,966	South32 Ltd.	13,595
2,056	Star Entertainment Grp Ltd. (The)	7,779
1,049	Westpac Banking Corp.	24,248
551	Woodside Petroleum Ltd.	11,793

		180,225

	Austria — 0.3%
243	Erste Group Bank AG	7,635

	Belgium — 1.0%
91	Anheuser-Busch InBev S.A./N.V.	10,411
336	bpost S.A.	8,942
143	KBC Group N.V. (a)	8,695

		28,048

	China — 0.3%
11,939	China Construction Bank Corp., Class H	8,718

	Denmark — 2.3%
481	Danske Bank A/S	14,846
606	Novo Nordisk A/S, Class B	21,600
58	Pandora A/S	7,520
1,232	TDC A/S (a)	6,795
138	Vestas Wind Systems A/S	11,029

		61,790

	Finland — 0.7%
312	Tieto OYJ	8,556
486	UPM-Kymmene OYJ	11,307

		19,863

	France — 11.3%
704	Altran Technologies S.A.	10,051
90	Arkema S.A.	8,504
823	AXA S.A.	18,559
379	BNP Paribas S.A.	21,973
110	Capgemini S.A.	9,131
672	Engie S.A.	9,694
205	Faurecia	7,545

SHARES	SECURITY DESCRIPTION	VALUE($)

	France — continued
1,738	Natixis S.A.	8,792
102	Nexans S.A. (a)	5,818
732	Orange S.A.	11,522
358	Peugeot S.A. (a)	5,364
132	Publicis Groupe S.A.	9,055
108	Renault S.A.	9,407
154	Safran S.A.	10,569
335	Sanofi	26,098
250	Schneider Electric SE	16,826
359	Societe Generale S.A.	14,011
86	Sodexo S.A.	10,036
116	Technip S.A.	7,712
110	Teleperformance	11,647
121	Thales S.A.	11,357
665	TOTAL S.A.	31,833
202	Valeo S.A.	11,661
223	Vinci S.A.	16,139

		303,304

	Germany — 7.5%
149	Allianz SE	23,300
159	Bayer AG	15,780
135	Bayerische Motoren Werke AG	11,735
55	Continental AG	10,553
185	Covestro AG (e)	10,971
451	Deutsche Telekom AG	7,354
283	Evonik Industries AG	8,874
178	Freenet AG	5,092
127	Fresenius Medical Care AG & Co. KGaA	10,341
148	Fresenius SE & Co. KGaA	10,936
92	Hannover Rueck SE	10,244
128	HeidelbergCement AG	12,120
623	Infineon Technologies AG	11,201
99	Merck KGaA	10,149
132	OSRAM Licht AG	7,520
244	Siemens AG	27,674
180	Zalando SE (a) (e)	7,907

		201,751

	Hong Kong — 3.4%
2,991	BOC Hong Kong Holdings Ltd.	10,659
1,525	Cheung Kong Property Holdings Ltd.	11,270
2,988	China Overseas Land & Investment Ltd.	9,173
1,103	CK Hutchison Holdings Ltd.	13,614
7,978	New World Development Co., Ltd.	9,919
2,379	Sands China Ltd.	10,325
1,156	Wharf Holdings Ltd. (The)	8,667

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	75

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Hong Kong — continued
1,319	Wheelock & Co., Ltd.	8,117
10,654	Xinyi Glass Holdings Ltd. (a)	9,161

		90,905

	India — 0.4%
139	HDFC Bank Ltd., ADR	9,822

	Indonesia — 0.4%
343	Telekomunikasi Indonesia Persero Tbk PT, ADR	11,138

	Ireland — 0.3%
109	DCC plc	8,847

	Israel — 0.5%
308	Teva Pharmaceutical Industries Ltd., ADR	13,153

	Italy — 1.2%
3,433	Enel S.p.A.	14,757
4,238	Intesa Sanpaolo S.p.A.	9,826
1,228	Mediobanca S.p.A.	8,997

		33,580

	Japan — 23.9%
613	Amada Holdings Co., Ltd.	6,986
1,344	Asahi Glass Co., Ltd.	9,400
945	Astellas Pharma, Inc.	14,027
358	Bandai Namco Holdings, Inc.	10,709
298	Bridgestone Corp.	11,115
73	Central Japan Railway Co.	12,328
1,868	Concordia Financial Group Ltd.	8,663
125	FamilyMart UNY Holdings Co., Ltd.	7,865
2,289	Fuji Electric Co., Ltd.	11,430
289	Fuji Heavy Industries Ltd.	11,281
121	Hikari Tsushin, Inc.	11,144
312	Hitachi Chemical Co., Ltd.	7,291
846	Hitachi Metals Ltd.	10,571
624	Honda Motor Co., Ltd.	18,680
242	Hoya Corp.	10,076
377	Idemitsu Kosan Co., Ltd.	8,657
702	Isuzu Motors Ltd.	8,682
920	ITOCHU Corp.	11,621
434	Japan Tobacco, Inc.	16,516
635	KDDI Corp.	19,309
211	Koito Manufacturing Co., Ltd.	11,083
667	Kuraray Co., Ltd.	10,118
198	Matsumotokiyoshi Holdings Co., Ltd.	10,190
667	Mazda Motor Corp.	11,065
579	Mitsubishi Corp.	12,598
981	Mitsubishi Electric Corp.	13,272

SHARES	SECURITY DESCRIPTION	VALUE($)

	Japan — continued
4,531	Mitsubishi UFJ Financial Group, Inc.	23,380
1,977	Mitsubishi UFJ Lease & Finance Co., Ltd.	9,573
420	Mitsui Fudosan Co., Ltd.	9,565
328	Nippon Telegraph & Telephone Corp.	14,551
80	Nitori Holdings Co., Ltd.	9,544
144	Nitto Denko Corp.	10,004
555	NTT DOCOMO, Inc.	13,936
1,020	Obayashi Corp.	9,827
775	ORIX Corp.	12,283
271	Otsuka Holdings Co., Ltd.	11,874
119	Pola Orbis Holdings, Inc.	9,919
152	SCREEN Holdings Co., Ltd.	10,426
793	Sekisui Chemical Co., Ltd.	12,495
182	Shin-Etsu Chemical Co., Ltd.	13,800
224	Shionogi & Co., Ltd.	11,046
148	SoftBank Group Corp.	9,302
359	Sompo Holdings, Inc.	11,603
380	Sony Corp.	11,980
2,110	Sumitomo Chemical Co., Ltd.	9,979
703	Sumitomo Electric Industries Ltd.	10,387
2,154	Sumitomo Heavy Industries Ltd.	11,340
491	Sumitomo Mitsui Financial Group, Inc.	17,017
268	Sumitomo Mitsui Trust Holdings, Inc.	9,043
697	T&D Holdings, Inc.	8,430
2,312	Taiheiyo Cement Corp.	6,621
1,198	Taisei Corp.	8,979
132	Tokyo Electron Ltd.	11,862
734	Tokyo Tatemono Co., Ltd.	9,319
348	Toyota Motor Corp.	20,181
340	Yamaha Corp.	12,130

		645,073

	Luxembourg — 0.4%
253	APERAM S.A.	11,487

	Netherlands — 4.2%
1,461	Aegon N.V.	6,320
1,532	ING Groep N.V.	20,112
605	Koninklijke Ahold Delhaize N.V.	13,791
360	NN Group N.V.	10,835
2,118	Royal Dutch Shell plc, Class B	54,632
1,499	Steinhoff International Holdings N.V.	7,984

		113,674

	Norway — 1.1%
828	DNB ASA	11,966
2,424	Norsk Hydro ASA	10,837

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Norway — continued
385	Telenor ASA	6,117

		28,920

	Portugal — 0.2%
1,940	EDP — Energias de Portugal S.A.	6,412

	Singapore — 0.5%
682	DBS Group Holdings Ltd.	7,355
216	Jardine Cycle & Carriage Ltd.	6,526

		13,881

	South Korea — 0.4%
203	POSCO, ADR	10,523

	Spain — 2.1%
279	ACS Actividades de Construccion y Servicios S.A.	8,527
243	Amadeus IT Group S.A.	11,450
468	Gas Natural SDG S.A.	9,214
2,219	Iberdrola S.A.	15,105
877	Repsol S.A.	12,242

		56,538

	Sweden — 2.7%
281	Atlas Copco AB, Class A	8,241
416	Boliden AB	9,641
645	Castellum AB	8,734
249	Hexagon AB, Class B	8,726
456	Securitas AB, Class B	7,045
525	Swedbank AB, Class A	12,288
218	Swedish Match AB	7,574
544	Trelleborg AB, Class B,	9,496

		71,745

	Switzerland — 8.5%
485	ABB Ltd. (a)	10,005
68	Actelion Ltd. (a)	9,821
158	Adecco Group AG	9,393
11	Georg Fischer AG	9,696
4,197	Glencore plc (a)	12,849
51	Lonza Group AG (a)	9,587
562	Nestle S.A.	40,778
391	Novartis AG	27,781
199	Roche Holding AG	45,759
2	Sika AG	10,925
37	Swiss Life Holding AG (a)	9,736
146	Swiss Re AG	13,592
1,277	UBS Group AG	18,056

		227,978

SHARES	SECURITY DESCRIPTION	VALUE($)

	Taiwan — 0.5%
395	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	12,275

	United Kingdom — 15.3%
1,350	3i Group plc	11,067
1,124	Ashmore Group plc	4,829
1,697	Aviva plc	9,195
1,403	Barratt Developments plc	7,782
3,143	Booker Group plc	6,893
5,290	BP plc	31,271
597	British American Tobacco plc	34,198
2,474	BT Group plc	11,354
605	Burberry Group plc	10,912
1,493	Carillion plc	4,577
285	Diageo plc	7,598
1,605	Direct Line Insurance Group plc	6,791
489	GlaxoSmithKline plc	9,663
3,199	HSBC Holdings plc	24,094
404	Imperial Brands plc	19,559
211	Intertek Group plc	8,804
2,384	ITV plc	4,970
1,949	J Sainsbury plc	5,975
1,049	John Wood Group plc	9,859
15,297	Lloyds Banking Group plc	10,682
381	Persimmon plc	7,884
543	Playtech plc	6,164
1,036	Prudential plc	16,912
249	Reckitt Benckiser Group plc	22,316
604	RELX N.V.	10,186
673	Rio Tinto plc	23,408
1,229	Segro plc	6,583
1,005	UBM plc	8,823
808	Unilever N.V., CVA	33,777
8,168	Vodafone Group plc	22,431
631	WPP plc	13,697

		412,254

	United States — 1.0%
199	Carnival plc	9,592
322	Shire plc	18,196

		27,788

	Total Common Stocks (Cost $2,633,317)	2,617,327

Preferred Stock — 0.5%
	Germany — 0.5%
97	Henkel AG & Co. KGaA (Cost $9,898)	12,450

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	77

JPMorgan Intrepid International Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
55,706	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.290% (b) (l) (Cost $55,706)	55,706

	Total Investments — 99.7% (Cost $2,698,921)	2,685,483
	Other Assets in Excess of Liabilities — 0.3%	8,831

	NET ASSETS — 100.0%	$2,694,314

Percentages indicated are based on net assets.

Summary of Investments by Industry, October 31, 2016

The following table represents the portfolio investments of the Fund by industry classifications as a percentage of total investments:

INDUSTRY	PERCENTAGE
Banks	12.0%
Pharmaceuticals	7.7
Oil, Gas & Consumable Fuels	5.6
Insurance	5.4
Metals & Mining	5.2
Automobiles	3.6
Chemicals	3.4
Real Estate Management & Development	3.2
Tobacco	2.9
Electrical Equipment	2.8
Auto Components	2.7
Wireless Telecommunication Services	2.6
Diversified Telecommunication Services	2.6
Industrial Conglomerates	1.9
Household Durables	1.8
Construction & Engineering	1.8
Hotels, Restaurants & Leisure	1.7
Semiconductors & Semiconductor Equipment	1.7
Machinery	1.7
Capital Markets	1.7
Food & Staples Retailing	1.7
Personal Products	1.6
Food Products	1.5
Professional Services	1.5
IT Services	1.5
Media	1.4
Electric Utilities	1.4
Household Products	1.3
Diversified Financial Services	1.2
Biotechnology	1.0
Others (each less than 1.0%)	11.8
Short-Term Investment	2.1

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

J.P. Morgan International Equity Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2016

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CDI	— CHESS Depository Interest
CHF	— Swiss Franc
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
NOK	— Norwegian Krone
NVDR	— Non Voting Depositary Receipt
SEK	— Swedish Krona
SGD	— Singapore Dollar

TOPIX	— Tokyo Stock Price Index
REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of October 31, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	79

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016

(Amounts in thousands, except per share amounts)

	Emerging Economies Fund		Emerging Markets Equity Fund		Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
ASSETS:
Investments in non-affiliates, at value	$1,729,164		$3,051,304		$11,378		$6,866,836
Investments in affiliates, at value	36,972		91,254		282		17,326

Total investment securities, at value	1,766,136		3,142,558		11,660		6,884,162
Cash	1,925		732		69		60
Foreign currency, at value	5,934		409		15		689
Deposits at broker for futures contracts	1,118		—		—		—
Receivables:
Investment securities sold	6,792		—		8		36,991
Fund shares sold	460		5,311		13		5,212
Dividends from non-affiliates	823		540		8		9,976
Dividends from affiliates	7		21		—	(a)	5
Tax reclaims	10		—		—		6,284
Variation margin on futures contracts	117		—		—		—

Total Assets	1,783,322		3,149,571		11,773		6,943,379

LIABILITIES:
Payables:
Investment securities purchased	1,085		15,635		—	(a)	31,600
Fund shares redeemed	262		1,898		—	(a)	2,260
Accrued liabilities:
Investment advisory fees	1,108		1,916		113		385
Administration fees	7		1		1		—
Distribution fees	31		110		2		—	(a)
Shareholder servicing fees	39		119		1		1,410
Custodian and accounting fees	103		291		9		102
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	36
Deferred India capital gains tax	836		4,628		—		—
Audit fees	77		84		67		84
Other	62		311		4		196

Total Liabilities	3,610		24,993		197		36,073

Net Assets	$1,779,712		$3,124,578		$11,576		$6,907,306

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Emerging Economies Fund	Emerging Markets Equity Fund	Emerging Markets Equity Income Fund	Global Research Enhanced Index Fund
NET ASSETS:
Paid-in-Capital	$1,898,626	$2,825,379	$11,668	$6,558,300
Accumulated undistributed (distributions in excess of) net investment income	21,844	19,088	15	125,863
Accumulated net realized gains (losses)	(245,029)	(112,458)	(524)	(323,451)
Net unrealized appreciation (depreciation)	104,271	392,569	417	546,594

Total Net Assets	$1,779,712	$3,124,578	$11,576	$6,907,306

Net Assets:
Class A	$148,331	$411,713	$8,291	$20
Class C	2,448	39,568	94	20
Class R2	—	—	—	20
Class R5	1,602	20	19	—
Class R6	1,573,822	1,980,671	24	—
Institutional Class	—	390,647	—	—
Select Class	53,509	301,959	3,148	6,907,246

Total	$1,779,712	$3,124,578	$11,576	$6,907,306

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,844	18,891	616	1
Class C	215	1,868	7	1
Class R2	—	—	—	1
Class R5	136	1	1	—
Class R6	135,260	88,190	2	—
Institutional Class	—	17,374	—	—
Select Class	4,581	13,524	233	376,003

Net Asset Value (a):
Class A — Redemption price per share	$11.55	$21.79	$13.46	$18.45
Class C — Offering price per share (b)	11.41	21.18	13.44	18.46
Class R2 — Offering and redemption price per share	—	—	—	18.46
Class R5 — Offering and redemption price per share	11.78	22.49	13.51	—
Class R6 — Offering and redemption price per share	11.64	22.46	13.52	—
Institutional Class — Offering and redemption price per share	—	22.49	—	—
Select Class — Offering and redemption price per share	11.68	22.33	13.51	18.37
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.19	$23.00	$14.21	$19.47

Cost of investments in non-affiliates	$1,623,811	$2,654,117	$10,961	$6,319,695
Cost of investments in affiliates	36,972	91,254	282	17,326
Cost of foreign currency	5,936	411	15	692

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	81

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands, except per share amounts)

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund		International Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$1,648		$3,374,911	$131,015		$2,681,243
Investments in affiliates, at value	—		36,620	2,567		72,806

Total investment securities, at value	1,648		3,411,531	133,582		2,754,049
Cash	115		50	20		50
Foreign currency, at value	1		1,204	87		2,334
Deposits at broker for futures contracts	—		—	—		4,781
Due from custodian	—		—	—		2,550
Receivables:
Investment securities sold	20		6,133	—		—
Fund shares sold	—		329	694		352
Dividends from non-affiliates	2		7,974	264		5,363
Dividends from affiliates	—	(a)	7	1		13
Tax reclaims	15		3,549	137		2,094
Unrealized appreciation on forward foreign currency exchange contracts	—		—	3		17,384

Total Assets	1,801		3,430,777	134,788		2,788,970

LIABILITIES:
Payables:
Investment securities purchased	35		2,884	1		2,563
Fund shares redeemed	—		728	273		300
Variation margin on futures contracts	—		—	—		186
Unrealized depreciation on forward foreign currency exchange contracts	—		—	116		14,045
Accrued liabilities:
Investment advisory fees	8		2,104	60		1,411
Administration fees	—		90	—		191
Distribution fees	—	(a)	60	22		36
Shareholder servicing fees	—	(a)	58	10		103
Custodian and accounting fees	8		81	18		65
Trustees’ and Chief Compliance Officer’s fees	—		7	—	(a)	4
Audit fees	76		105	81		83
Other	2		194	52		113

Total Liabilities	129		6,311	633		19,100

Net Assets	$1,672		$3,424,466	$134,155		$2,769,870

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Global Unconstrained Equity Fund	International Equity Fund	International Equity Income Fund	International Opportunities Fund
NET ASSETS:
Paid-in-Capital	$1,730	$3,293,066	$140,261	$2,737,818
Accumulated undistributed (distributions in excess of) net investment income	(5)	4,945	248	84,841
Accumulated net realized gains (losses)	(52)	(45,502)	(10,539)	(119,423)
Net unrealized appreciation (depreciation)	(1)	171,957	4,185	66,634

Total Net Assets	$1,672	$3,424,466	$134,155	$2,769,870

Net Assets:
Class A	$417	$216,932	$66,722	$171,940
Class C	210	22,235	11,754	1,565
Class R2	18	1,461	316	—
Class R5	18	58,836	700	—
Class R6	18	3,030,640	21	2,522,883
Institutional Class	—	—	—	49,483
Select Class	991	94,362	54,642	23,999

Total	$1,672	$3,424,466	$134,155	$2,769,870

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	30	15,230	4,639	12,482
Class C	15	1,647	822	118
Class R2	2	103	22	—
Class R5	1	4,067	49	—
Class R6	1	209,532	1	179,589
Institutional Class	—	—	—	3,521
Select Class	70	6,532	3,791	1,715

Net Asset Value (a):
Class A — Redemption price per share	$14.12	$14.24	$14.38	$13.77
Class C — Offering price per share (b)	14.02	13.50	14.30	13.30
Class R2 — Offering and redemption price per share	14.24	14.17	14.36	—
Class R5 — Offering and redemption price per share	14.24	14.47	14.42	—
Class R6 — Offering and redemption price per share	14.23	14.46	14.41	14.05
Institutional Class — Offering and redemption price per share	—	—	—	14.05
Select Class — Offering and redemption price per share	14.23	14.45	14.41	14.00
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.90	$15.03	$15.18	$14.53

Cost of investments in non-affiliates	$1,649	$3,202,583	$126,706	$2,618,020
Cost of investments in affiliates	—	36,620	2,567	72,806
Cost of foreign currency	1	1,203	87	2,338

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2016 (continued)

(Amounts in thousands, except per share amounts)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund		International Value Fund	Intrepid International Fund
ASSETS:
Investments in non-affiliates, at value	$1,293,063		$107,828		$1,298,912	$2,629,777
Investments in affiliates, at value	32,949		2,047		16,805	55,706

Total investment securities, at value	1,326,012		109,875		1,315,717	2,685,483
Cash	35		50		47	50
Foreign currency, at value	1,342		38		125	819
Deposits at broker for futures contracts	1,244		—		—	—
Due from custodian	2,057		105		—	—
Receivables:
Investment securities sold	—		1		—	—
Fund shares sold	2,053		109		4,422	188
Dividends from non-affiliates	3,177		79		3,355	7,410
Dividends from affiliates	10		1		2	12
Tax reclaims	2,292		53		2,026	2,595
Unrealized appreciation on forward foreign currency exchange contracts	—		—		6,930	—
Due from Adviser	2		—		—	—

Total Assets	1,338,224		110,311		1,332,624	2,696,557

LIABILITIES:
Payables:
Investment securities purchased	2,067		293		1	12
Fund shares redeemed	391		63		14,965	291
Variation margin on futures contracts	61		—		—	—
Unrealized depreciation on forward foreign currency exchange contracts	—		—		7,369	—
Accrued liabilities:
Investment advisory fees	—		52		676	1,366
Administration fees	—		—		91	185
Distribution fees	28		6		140	36
Shareholder servicing fees	226		2		207	67
Custodian and accounting fees	36		10		57	79
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	2	3
Sub-transfer agency fees	80		3		657	68
Audit fees	76		77		79	80
Other	48		30		160	56

Total Liabilities	3,013		536		24,404	2,243

Net Assets	$1,335,211		$109,775		$1,308,220	$2,694,314

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	International Research Enhanced Equity Fund	International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
NET ASSETS:
Paid-in-Capital	$1,297,834	$111,868	$1,669,370	$2,950,565
Accumulated undistributed (distributions in excess of) net investment income	28,549	2,550	57,698	60,413
Accumulated net realized gains (losses)	(13,336)	(5,095)	(383,388)	(302,873)
Net unrealized appreciation (depreciation)	22,164	452	(35,460)	(13,791)

Total Net Assets	$1,335,211	$109,775	$1,308,220	$2,694,314

Net Assets:
Class A	$69,626	$14,034	$573,449	$164,327
Class C	13,507	4,626	24,453	2,287
Class R2	10,222	20	1,182	503
Class R5	—	20	20	—
Class R6	—	81,146	27,998	2,487,086
Institutional Class	—	—	523,251	23,748
Select Class	1,241,856	9,929	157,867	16,363

Total	$1,335,211	$109,775	$1,308,220	$2,694,314

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,479	814	46,886	8,912
Class C	908	272	2,059	123
Class R2	673	1	98	28
Class R5	—	1	2	—
Class R6	—	4,651	2,238	131,521
Institutional Class	—	—	41,848	1,236
Select Class	79,195	569	12,556	852

Net Asset Value (a):
Class A — Redemption price per share	$15.54	$17.24	$12.23	$18.44
Class C — Offering price per share (b)	14.88	17.04	11.88	18.57
Class R2 — Offering and redemption price per share	15.19	17.21	12.04	18.29
Class R5 — Offering and redemption price per share	—	17.44	12.51	—
Class R6 — Offering and redemption price per share	—	17.45	12.51	18.91
Institutional Class — Offering and redemption price per share	—	—	12.50	19.22
Select Class — Offering and redemption price per share	15.68	17.45	12.57	19.20
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.40	$18.20	$12.91	$19.46

Cost of investments in non-affiliates	$1,271,324	$107,374	$1,333,584	$2,643,215
Cost of investments in affiliates	32,949	2,047	16,805	55,706
Cost of foreign currency	1,354	38	125	826

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	85

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016

(Amounts in thousands)

	Emerging Economies Fund	Emerging Markets Equity Fund	Emerging Markets Equity Income Fund	Global Research Enhanced Index Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$—	$9
Interest income from affiliates	6	3	—	— (a)
Dividend income from non-affiliates	40,648	48,831	243	183,964
Dividend income from affiliates	108	222	1	123
Foreign taxes withheld	(3,676)	(3,328)	(25)	(8,460)

Total investment income	37,086	45,728	219	175,636

EXPENSES:
Investment advisory fees	11,693	22,326	48	13,872
Administration fees	1,042	1,982	4	5,688
Distribution fees:
Class A	166	747	5	— (a)
Class C	21	291	— (a)	— (a)
Class R2	—	—	—	— (a)
Shareholder servicing fees:
Class A	166	747	5	— (a)
Class C	7	97	— (a)	— (a)
Class R2	—	—	—	— (a)
Class R5 (b)	3	— (a)	— (a)	—
Institutional Class	—	305	—	—
Select Class	137	700	7	17,340
Custodian and accounting fees	852	1,465	50	638
Interest expense to affiliates	1	—	—	12
Professional fees	110	127	64	149
Trustees’ and Chief Compliance Officer’s fees	18	26	15	71
Printing and mailing costs	49	74	3	156
Registration and filing fees	92	137	61	162
Transfer agency fees (See Note 2.J.)	23	114	3	65
Sub-transfer agency fees (See Note 2.J.)	102	839	—	105
Offering costs	—	—	15	—
Other	24	41	7	81

Total expenses	14,506	30,018	287	38,339

Less fees waived	(2,073)	(4,332)	(53)	(14,867)
Less expense reimbursements	(5)	(3)	(166)	(1)

Net expenses	12,428	25,683	68	23,471

Net investment income (loss)	24,658	20,045	151	152,165

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(63,142)	(69,913)	(291)	(233,812)
Futures	3,290	1,258	(105)	11,473
Foreign currency transactions	323	(186)	(7)	77

Net realized gain (loss)	(59,529)	(68,841)	(403)	(222,262)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	132,358 (c)	346,960 (d)	811	127,187
Futures	697	—	—	(10,589)
Foreign currency translations	51	19	— (a)	(204)

Change in net unrealized appreciation/depreciation	133,106	346,979	811	116,394

Net realized/unrealized gains (losses)	73,577	278,138	408	(105,868)

Change in net assets resulting from operations	$98,235	$298,183	$559	$46,297

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.
(c)	Net of change in India capital gains tax of approximately $(867,000) for Emerging Economies Fund.
(d)	Net of change in India capital gains tax of approximately $(4,226,000) for Emerging Markets Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Global Unconstrained Equity Fund		International Equity Fund	International Equity Income Fund	International Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	(a)	$— (a)	$1	$1
Interest income from affiliates	—		1	2	1
Dividend income from non-affiliates	467		98,535	5,141	83,132
Dividend income from affiliates	4		250	12	161
Foreign taxes withheld	(18)		(7,108)	(375)	(5,783)

Total investment income	453		91,678	4,781	77,512

EXPENSES:
Investment advisory fees	122		25,684	794	15,502
Administration fees	14		2,633	93	2,119
Distribution fees:
Class A	36		564	166	431
Class C	2		182	79	11
Class R2	—	(a)	7	1	—
Shareholder servicing fees:
Class A	36		564	166	431
Class C	1		61	26	4
Class R2	—	(a)	3	— (a)	—
Class R5	—	(a)	28	— (a)	—
Institutional Class	—		—	—	51
Select Class	7		301	90	61
Custodian and accounting fees	55		497	77	367
Interest expense to affiliates	—	(a)	4	— (a)	3
Professional fees	74		165	81	129
Trustees’ and Chief Compliance Officer’s fees	15		32	15	26
Printing and mailing costs	15		125	21	68
Registration and filing fees	60		128	59	103
Transfer agency fees (See Note 2.J.)	6		76	13	45
Sub-transfer agency fees (See Note 2.J.)	18		290	55	142
Other	6		51	10	42

Total expenses	467		31,395	1,746	19,535

Less fees waived	(136)		(3,809)	(406)	(96)
Less expense reimbursements	(212)		(7)	(2)	—

Net expenses	119		27,579	1,338	19,439

Net investment income (loss)	334		64,099	3,443	58,073

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	5,419		(20,832)	(9,325)	(85,077)
Futures	228		—	—	8,069
Foreign currency transactions	135		(1,457)	154	29,185

Net realized gain (loss)	5,782		(22,289)	(9,171)	(47,823)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(108)		(25,699)	1,540	(81,776)
Futures	—		—	—	386
Foreign currency translations	—	(a)	54	(117)	3,972

Change in net unrealized appreciation/depreciation	(108)		(25,645)	1,423	(77,418)

Net realized/unrealized gains (losses)	5,674		(47,934)	(7,748)	(125,241)

Change in net assets resulting from operations	$6,008		$16,165	$(4,305)	$(67,168)

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	87

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2016 (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund	International Value Fund	Intrepid International Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$7		$— (a)	$— (a)	$10
Interest income from affiliates	1		— (a)	—	1
Dividend income from non-affiliates	38,381		2,423	69,083	88,941
Dividend income from affiliates	116		9	62	155
Foreign taxes withheld	(2,933)		(203)	(5,984)	(7,037)

Total investment income	35,572		2,229	63,161	82,070

EXPENSES:
Investment advisory fees	2,151		640	11,292	14,659
Administration fees	882		75	1,544	2,003
Distribution fees:
Class A	180		26	1,580	418
Class C	115		33	207	19
Class R2	28		— (a)	8	2
Shareholder servicing fees:
Class A	180		26	1,580	418
Class C	38		11	69	7
Class R2	14		— (a)	4	1
Class R5 (b)	—		— (a)	— (a)	—
Institutional Class	—		—	1,011	31
Select Class	2,457		26	485	44
Custodian and accounting fees	189		66	223	426
Interest expense to affiliates	3		— (a)	6	5
Professional fees	143		71	131	142
Trustees’ and Chief Compliance Officer’s fees	18		15	20	25
Printing and mailing costs	65		7	226	58
Registration and filing fees	75		46	162	91
Transfer agency fees (See Note 2.J.)	58		13	52	36
Sub-transfer agency fees (See Note 2.J.)	250		12	2,175	135
Other	21		8	32	39

Total expenses	6,867		1,075	20,807	18,559

Less fees waived	(2,836)		(283)	(547)	(187)
Less expense reimbursements	—	(a)	(1)	(5)	(1)

Net expenses	4,031		791	20,255	18,371

Net investment income (loss)	31,541		1,438	42,906	63,699

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(11,238	)(c)	(4,273)	(54,223)	(12,802)
Futures	3,623		—	1,684	—
Foreign currency transactions	(110)		1,164	17,781	513

Net realized gain (loss)	(7,725)		(3,109)	(34,758)	(12,289)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	(36,153)		2,170	(140,646)	(67,533)
Futures	310		—	—	—
Foreign currency translations	(51)		(1)	(2,092)	(214)

Change in net unrealized appreciation/depreciation	(35,894)		2,169	(142,738)	(67,747)

Net realized/unrealized gains (losses)	(43,619)		(940)	(177,496)	(80,036)

Change in net assets resulting from operations	$(12,078)		$498	$(134,590)	$(16,337)

(a)	Amount rounds to less than 500.
(b)	Commencement of offering of class of shares effective September 9, 2016, for International Value Fund.
(c)	Net of India capital gains tax of approximately $2,000 for International Research Enhanced Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$24,658	$14,254	$20,045	$19,330
Net realized gain (loss)	(59,529)	(84,340)	(68,841)	(27,573)
Change in net unrealized appreciation/depreciation	133,106	(71,084)	346,979	(380,760)

Change in net assets resulting from operations	98,235	(141,170)	298,183	(389,003)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(378)	(1,309)	(1,590)	(2,876)
Class B (a)
From net investment income	—	—	—	(3)
Class C
From net investment income	(1)	(54)	—	(188)
Class R5 (b)
From net investment income	—	(17,780)	—	—
Class R6 (c)
From net investment income	(12,736)	—	(13,982)	(14,467)
Institutional Class
From net investment income	—	—	(2,796)	(4,060)
Select Class
From net investment income	(168)	(4,910)	(1,894)	(5,672)

Total distributions to shareholders	(13,283)	(24,053)	(20,262)	(27,266)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	593,917	39,393	580,806	147,146

NET ASSETS:
Change in net assets	678,869	(125,830)	858,727	(269,123)
Beginning of period	1,100,843	1,226,673	2,265,851	2,534,974

End of period	$1,779,712	$1,100,843	$3,124,578	$2,265,851

Accumulated undistributed (distributions in excess of) net investment income	$21,844	$10,066	$19,088	$19,491

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.
(c)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund
	Year Ended October 31, 2016	Period Ended October 31, 2015 (a)	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$151	$101	$152,165	$126,380
Net realized gain (loss)	(403)	(129)	(222,262)	(89,014)
Change in net unrealized appreciation/depreciation	811	(394)	116,394	101,877

Change in net assets resulting from operations	559	(422)	46,297	139,243

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(85)	(2)	— (b)	(1)
From net realized gains	—	—	—	(1)
Class C
From net investment income	(1)	(1)	—	— (b)
From net realized gains	—	—	—	(1)
Class R2
From net investment income	—	—	— (b)	— (b)
From net realized gains	—	—	—	(1)
Class R5
From net investment income	— (b)	— (b)	—	—
Class R6
From net investment income	(1)	(1)	—	—
Select Class
From net investment income	(54)	(84)	(138,054)	(71,222)
From net realized gains	—	—	—	(47,876)

Total distributions to shareholders	(141)	(88)	(138,054)	(119,102)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	8,465	3,203	(416,215)	3,817,424

NET ASSETS:
Change in net assets	8,883	2,693	(507,972)	3,837,565
Beginning of period	2,693	—	7,415,278	3,577,713

End of period	$11,576	$2,693	$6,907,306	$7,415,278

Accumulated undistributed (distributions in excess of) net investment income	$15	$12	$125,863	$112,183

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Global Unconstrained Equity Fund		International Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$334	$38	$64,099	$52,700
Net realized gain (loss)	5,782	482	(22,289)	(11,664)
Change in net unrealized appreciation/depreciation	(108)	(275)	(25,645)	(93,907)

Change in net assets resulting from operations	6,008	245	16,165	(52,871)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(443)	(2)	(3,550)	(3,160)
From net realized gains	(5,070)	(24)	—	—
Return of capital	(841)	—	—	—
Class B (a)
From net investment income	—	—	—	(1)
Class C
From net investment income	(4)	(2)	(328)	(332)
From net realized gains	(7)	(36)	—	—
Return of capital	(17)	—	—	—
Class R2
From net investment income	— (b)	(1)	(21)	(13)
From net realized gains	(1)	(16)	—	—
Return of capital	(1)	—	—	—
Class R5
From net investment income	— (b)	(2)	(1,103)	(1,256)
From net realized gains	— (b)	(16)	—	—
Return of capital	(1)	—	—	—
Class R6
From net investment income	— (b)	(2)	(57,230)	(36,053)
From net realized gains	— (b)	(16)	—	—
Return of capital	(1)	—	—	—
Select Class
From net investment income	(78)	(89)	(2,129)	(8,468)
From net realized gains	(590)	(887)	—	—
Return of capital	(169)	—	—	—

Total distributions to shareholders	(7,223)	(1,093)	(64,361)	(49,283)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,246	(2,043)	550,039	537,987

NET ASSETS:
Change in net assets	31	(2,891)	501,843	435,833
Beginning of period	1,641	4,532	2,922,623	2,486,790

End of period	$1,672	$1,641	$3,424,466	$2,922,623

Accumulated undistributed (distributions in excess of) net investment income	$(5)	$12	$4,945	$6,664

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	91

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Income Fund		International Opportunities Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,443	$2,671	$58,073	$32,441
Net realized gain (loss)	(9,171)	1,803	(47,823)	(49,185)
Change in net unrealized appreciation/depreciation	1,423	(6,667)	(77,418)	27,406

Change in net assets resulting from operations	(4,305)	(2,193)	(67,168)	10,662

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,121)	(2,802)	(362)	(1,196)
From net realized gains	(1,055)	(747)	—	—
Class B (a)
From net investment income	—	—	—	(3)
Class C
From net investment income	(297)	(160)	— (b)	(26)
From net realized gains	(151)	(30)	—	—
Class R2
From net investment income	(4)	(19)	—	—
From net realized gains	(1)	(5)	—	—
Class R5
From net investment income	(14)	(21)	—	—
From net realized gains	— (b)	(6)	—	—
Class R6 (c)
From net investment income	(1)	(1)	(13,758)	(43,134)
From net realized gains	(1)	—	—	—
Institutional Class
From net investment income	—	—	(312)	(1,208)
Select Class
From net investment income	(1,237)	(1,460)	(55)	(1,161)
From net realized gains	(534)	(342)	—	—

Total distributions to shareholders	(5,416)	(5,593)	(14,487)	(46,728)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	33,459	4,141	611,155	520,590

NET ASSETS:
Change in net assets	23,738	(3,645)	529,500	484,524
Beginning of period	110,417	114,062	2,240,370	1,755,846

End of period	$134,155	$110,417	$2,769,870	$2,240,370

Accumulated undistributed (distributions in excess of) net investment income	$248	$30	$84,841	$11,104

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class shares effective January 30, 2015, for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$31,541	$21,426	$1,438	$235
Net realized gain (loss)	(7,725)	5,781	(3,109)	(835)
Change in net unrealized appreciation/depreciation	(35,894)	(31,203)	2,169	(2,078)

Change in net assets resulting from operations	(12,078)	(3,996)	498	(2,678)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,772)	(2,144)	(18)	(3)
From net realized gains	(738)	(14,822)	—	(23)
Class B (a)
From net investment income	—	(30)	—	—
From net realized gains	—	(279)	—	—
Class C
From net investment income	(316)	(384)	(3)	(1)
From net realized gains	(169)	(3,366)	—	(9)
Class R2
From net investment income	(80)	(65)	—	(1)
From net realized gains	(35)	(441)	—	(5)
Class R5
From net investment income	—	—	— (b)	(1)
From net realized gains	—	—	—	(5)
Class R6
From net investment income	—	—	(253)	(1)
From net realized gains	—	—	—	(5)
Select Class
From net investment income	(19,237)	(14,339)	—	(44)
From net realized gains	(7,017)	(90,006)	—	(267)

Total distributions to shareholders	(29,364)	(125,876)	(274)	(365)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	492,324	330,697	35,055	72,975

NET ASSETS:
Change in net assets	450,882	200,825	35,279	69,932
Beginning of period	884,329	683,504	74,496	4,564

End of period	$1,335,211	$884,329	$109,775	$74,496

Accumulated undistributed (distributions in excess of) net investment income	$28,549	$18,491	$2,550	$222

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	93

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$42,906	$46,749	$63,699	$41,458
Net realized gain (loss)	(34,758)	836	(12,289)	(23,971)
Change in net unrealized appreciation/depreciation	(142,738)	(132,259)	(67,747)	(9,677)

Change in net assets resulting from operations	(134,590)	(84,674)	(16,337)	7,810

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,469)	(17,828)	(2,746)	(1,178)
Class B (a)
From net investment income	—	(34)	—	—
Class C
From net investment income	(176)	(874)	(35)	(7)
Class R2
From net investment income	(18)	(54)	(3)	(1)
Class R6 (b)
From net investment income	(61)	(1,141)	(39,523)	—
Institutional Class
From net investment income	(19,068)	(104,543)	(210)	(23,132)
Select Class
From net investment income	(2,865)	(10,060)	(365)	(194)

Total distributions to shareholders	(29,657)	(134,534)	(42,882)	(24,512)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(971,729)	(1,126,276)	671,617	505,255

NET ASSETS:
Change in net assets	(1,135,976)	(1,345,484)	612,398	488,553
Beginning of period	2,444,196	3,789,680	2,081,916	1,593,363

End of period	$1,308,220	$2,444,196	$2,694,314	$2,081,916

Accumulated undistributed (distributions in excess of) net investment income	$57,698	$25,330	$60,413	$36,755

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$124,070	$39,047	$206,821	$141,966
Distributions reinvested	378	703	1,541	2,387
Cost of shares redeemed	(24,840)	(68,699)	(105,922)	(164,706)
Conversion from Class B Shares	—	—	—	1,651

Change in net assets resulting from Class A capital transactions	$99,608	$(28,949)	$102,440	$(18,702)

Class B (a)
Proceeds from shares issued	$—	$—	$—	$103
Distributions reinvested	—	—	—	3
Cost of shares redeemed	—	—	—	(954)
Conversion to Class A Shares	—	—	—	(1,651)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(2,499)

Class C
Proceeds from shares issued	$283	$694	$7,659	$10,799
Distributions reinvested	1	54	—	176
Cost of shares redeemed	(1,482)	(1,667)	(15,484)	(14,202)

Change in net assets resulting from Class C capital transactions	$(1,198)	$(919)	$(7,825)	$(3,227)

Class R5 (b)
Proceeds from shares issued	$79,836	$514,420	$20	$—
Distributions reinvested	—	17,780	—	—
Cost of shares redeemed	(158,991)	(1,200,435)	—	—

Change in net assets resulting from Class R5 capital transactions	$(79,155)	$(668,235)	$20	$—

Class R6 (c)
Proceeds from shares issued	$962,670	$743,085	$895,741	$600,665
Distributions reinvested	12,736	—	13,982	14,467
Cost of shares redeemed	(206,220)	(150)	(232,265)	(448,676)

Change in net assets resulting from Class R6 capital transactions	$769,186	$742,935	$677,458	$166,456

Institutional Class
Proceeds from shares issued	$—	$—	$177,616	$154,149
Distributions reinvested	—	—	1,936	2,196
Cost of shares redeemed	—	—	(138,231)	(175,383)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$41,321	$(19,038)

Select Class
Proceeds from shares issued	$21,815	$39,198	$115,950	$169,818
Distributions reinvested	86	4,292	1,651	5,148
Cost of shares redeemed	(216,425)	(48,929)	(350,209)	(150,810)

Change in net assets resulting from Select Class capital transactions	$(194,524)	$(5,439)	$(232,608)	$24,156

Total change in net assets resulting from capital transactions	$593,917	$39,393	$580,806	$147,146

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.
(c)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Economies Fund		Emerging Markets Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	11,197	3,271	10,198	6,573
Reinvested	36	58	84	110
Redeemed	(2,309)	(5,564)	(5,454)	(7,475)
Conversion from Class B Shares	—	—	—	76

Change in Class A Shares	8,924	(2,235)	4,828	(716)

Class B (a)
Issued	—	—	—	5
Reinvested	—	—	—	— (b)
Redeemed	—	—	—	(43)
Conversion to Class A Shares	—	—	—	(78)

Change in Class B Shares	—	—	—	(116)

Class C
Issued	28	56	402	507
Reinvested	— (b)	5	—	8
Redeemed	(145)	(141)	(822)	(691)

Change in Class C Shares	(117)	(80)	(420)	(176)

Class R5 (c)
Issued	7,225	44,196	1	—
Reinvested	—	1,470	—	—
Redeemed	(14,428)	(102,824)	—	—

Change in Class R5 Shares	(7,203)	(57,158)	1	—

Class R6 (d)
Issued	87,032	65,993	42,972	28,601
Reinvested	1,219	—	745	646
Redeemed	(18,962)	(22)	(11,576)	(19,445)

Change in Class R6 Shares	69,289	65,971	32,141	9,802

Institutional Class
Issued	—	—	8,547	6,950
Reinvested	—	—	103	98
Redeemed	—	—	(6,992)	(8,181)

Change in Institutional Class Shares	—	—	1,658	(1,133)

Select Class
Issued	2,004	3,352	5,865	7,719
Reinvested	8	355	88	231
Redeemed	(19,109)	(3,905)	(17,594)	(6,853)

Change in Select Class Shares	(17,097)	(198)	(11,641)	1,097

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class of shares effective September 9, 2016, for Emerging Markets Equity Fund.
(d)	Commencement of offering of class of shares effective September 1, 2015, for Emerging Economies Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Emerging Markets Equity Income Fund				Global Research Enhanced Index Fund
	Year Ended October 31, 2016		Period Ended October 31, 2015 (a)		Year Ended October 31, 2016		Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,578		$95		$—	(b)	$—
Distributions reinvested	85		2		—	(b)	2
Cost of shares redeemed	(653)		—	(b)	—		(45)

Change in net assets resulting from Class A capital transactions	$8,010		$97		$—	(b)	$(43)

Class C
Proceeds from shares issued	$57		$37		$—		$—
Distributions reinvested	1		1		—		1
Cost of shares redeemed	—	(b)	—		—		(45)

Change in net assets resulting from Class C capital transactions	$58		$38		$—		$(44)

Class R2
Proceeds from shares issued	$—		$—		$—		$—
Distributions reinvested	—		—		—	(b)	1
Cost of shares redeemed	—		—		—		(45)

Change in net assets resulting from Class R2 capital transactions	$—		$—		$—	(b)	$(44)

Class R5
Proceeds from shares issued	$—	(b)	$20		$—		$—
Distributions reinvested	—	(b)	—	(b)	—		—
Cost of shares redeemed	—	(b)	—		—		—

Change in net assets resulting from Class R5 capital transactions	$—	(b)	$20		$—		$—

Class R6
Proceeds from shares issued	$8		$20		$—		$—
Distributions reinvested	1		1		—		—
Cost of shares redeemed	(4)		—		—		—

Change in net assets resulting from Class R6 capital transactions	$5		$21		$—		$—

Select Class
Proceeds from shares issued	$397		$2,943		$1,314,724		$4,477,297
Distributions reinvested	54		84		9,477		12,872
Cost of shares redeemed	(59)		—		(1,740,416)		(672,614)

Change in net assets resulting from Select Class capital transactions	$392		$3,027		$(416,215)		$3,817,555

Total change in net assets resulting from capital transactions	$8,465		$3,203		$(416,215)		$3,817,424

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Emerging Markets Equity Income Fund				Global Research Enhanced Index Fund
	Year Ended October 31, 2016		Period Ended October 31, 2015 (a)		Year Ended October 31, 2016		Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	652		7		—		—
Reinvested	7		—	(b)	—	(b)	— (b)
Redeemed	(50)		—	(b)	—		(2)

Change in Class A Shares	609		7		—	(b)	(2)

Class C
Issued	4		3		—		—
Reinvested	—	(b)	—	(b)	—		— (b)
Redeemed	—		—		—		(2)

Change in Class C Shares	4		3		—		(2)

Class R2
Reinvested	—		—		—	(b)	— (b)
Redeemed	—		—		—		(2)

Change in Class R2 Shares	—		—		—	(b)	(2)

Class R5
Issued	—		1		—		—
Reinvested	—	(b)	—	(b)	—		—

Change in Class R5 Shares	—	(b)	1		—		—

Class R6
Issued	1		1		—		—
Reinvested	—	(b)	—	(b)	—		—
Redeemed	—	(b)	—		—		—

Change in Class R6 Shares	1		1		—		—

Select Class
Issued	30		196		74,956		245,025
Reinvested	4		7		538		703
Redeemed	(4)		—		(99,095)		(36,321)

Change in Select Class Shares	30		203		(23,601)		209,407

(a)	Commencement of operations was December 12, 2014.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Global Unconstrained Equity Fund			International Equity Fund
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$121,461		$237	$110,321	$132,476
Distributions reinvested	6,351		18	3,515	1,943
Cost of shares redeemed	(126,936)		(64)	(113,970)	(86,116)
Conversion from Class B Shares	—		—	—	650

Change in net assets resulting from Class A capital transactions	$876		$191	$(134)	$48,953

Class B (a)
Proceeds from shares issued	$—		$—	$—	$16
Distributions reinvested	—		—	—	1
Cost of shares redeemed	—		—	—	(370)
Conversion to Class A Shares	—		—	—	(650)

Change in net assets resulting from Class B capital transactions	$—		$—	$—	$(1,003)

Class C
Proceeds from shares issued	$50		$311	$2,485	$8,119
Distributions reinvested	26		31	272	271
Cost of shares redeemed	(146)		(59)	(7,667)	(5,118)

Change in net assets resulting from Class C capital transactions	$(70)		$283	$(4,910)	$3,272

Class R2
Proceeds from shares issued	$—	(b)	$7	$883	$437
Distributions reinvested	—		10	10	6
Cost of shares redeemed	—	(b)	(58)	(596)	(606)

Change in net assets resulting from Class R2 capital transactions	$—	(b)	$(41)	$297	$(163)

Class R5
Proceeds from shares issued	$—	(b)	$8	$6,787	$12,066
Distributions reinvested	—		10	1,103	1,256
Cost of shares redeemed	—	(b)	(60)	(4,763)	(49,835)

Change in net assets resulting from Class R5 capital transactions	$—	(b)	$(42)	$3,127	$(36,513)

Class R6
Proceeds from shares issued	$—		$8	$1,159,108	$643,342
Distributions reinvested	—		11	57,229	36,053
Cost of shares redeemed	—	(b)	(61)	(239,110)	(200,977)

Change in net assets resulting from Class R6 capital transactions	$—	(b)	$(42)	$977,227	$478,418

Select Class
Proceeds from shares issued	$15,051		$915	$32,905	$190,845
Distributions reinvested	803		565	1,578	7,832
Cost of shares redeemed	(15,414)		(3,872)	(460,051)	(153,654)

Change in net assets resulting from Select Class capital transactions	$440		$(2,392)	$(425,568)	$45,023

Total change in net assets resulting from capital transactions	$1,246		$(2,043)	$550,039	$537,987

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Unconstrained Equity Fund		International Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	9,129	14	8,046	8,553
Reinvested	478	1	265	124
Redeemed	(9,592)	(4)	(8,294)	(5,716)
Conversion from Class B Shares	—	—	—	40

Change in Class A Shares	15	11	17	3,001

Class B (a)
Issued	—	—	—	2
Reinvested	—	—	—	— (b)
Redeemed	—	—	—	(25)
Conversion to Class A Shares	—	—	—	(42)

Change in Class B Shares	—	—	—	(65)

Class C
Issued	3	18	189	544
Reinvested	2	2	22	18
Redeemed	(10)	(4)	(584)	(353)

Change in Class C Shares	(5)	16	(373)	209

Class R2
Issued	—	— (b)	64	30
Reinvested	—	— (b)	1	— (b)
Redeemed	—	(2)	(44)	(40)

Change in Class R2 Shares	—	(2)	21	(10)

Class R5
Issued	—	— (b)	483	767
Reinvested	—	1	81	79
Redeemed	—	(4)	(338)	(3,196)

Change in Class R5 Shares	—	(3)	226	(2,350)

Class R6
Issued	—	1	82,405	41,655
Reinvested	—	1	4,227	2,277
Redeemed	—	(5)	(16,681)	(13,127)

Change in Class R6 Shares	—	(3)	69,951	30,805

Select Class
Issued	1,096	56	2,347	12,232
Reinvested	60	33	117	491
Redeemed	(1,149)	(238)	(30,864)	(9,778)

Change in Select Class Shares	7	(149)	(28,400)	2,945

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	International Equity Income Fund		International Opportunities Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,652	$58,461	$107,477	$136,311
Distributions reinvested	3,171	1,987	362	667
Cost of shares redeemed	(45,371)	(63,685)	(84,187)	(88,624)
Conversion from Class B Shares	—	—	—	98

Change in net assets resulting from Class A capital transactions	$5,452	$(3,237)	$23,652	$48,452

Class B (a)
Proceeds from shares issued	$—	$—	$—	$— (b)
Distributions reinvested	—	—	—	3
Cost of shares redeemed	—	—	—	(103)
Conversion to Class A Shares	—	—	—	(98)

Change in net assets resulting from Class B capital transactions	$—	$—	$—	$(198)

Class C
Proceeds from shares issued	$7,012	$6,733	$469	$815
Distributions reinvested	445	188	— (b)	23
Cost of shares redeemed	(3,519)	(1,399)	(554)	(485)

Change in net assets resulting from Class C capital transactions	$3,938	$5,522	$(85)	$353

Class R2
Proceeds from shares issued	$282	$245	$—	$—
Distributions reinvested	5	24	—	—
Cost of shares redeemed	(12)	(798)	—	—

Change in net assets resulting from Class R2 capital transactions	$275	$(529)	$—	$—

Class R5
Proceeds from shares issued	$696	$1	$—	$—
Distributions reinvested	14	27	—	—
Cost of shares redeemed	(14)	(600)	—	—

Change in net assets resulting from Class R5 capital transactions	$696	$(572)	$—	$—

Class R6 (c)
Proceeds from shares issued	$1	$20	$871,518	$566,773
Distributions reinvested	2	1	13,758	43,134
Cost of shares redeemed	— (b)	— (b)	(295,100)	(114,856)

Change in net assets resulting from Class R6 capital transactions	$3	$21	$590,176	$495,051

Institutional Class
Proceeds from shares issued	$—	$—	$11,992	$16,816
Distributions reinvested	—	—	243	832
Cost of shares redeemed	—	—	(15,183)	(17,121)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(2,948)	$527

Select Class
Proceeds from shares issued	$54,317	$32,401	$8,676	$11,466
Distributions reinvested	1,598	1,227	35	899
Cost of shares redeemed	(32,820)	(30,692)	(8,351)	(35,960)

Change in net assets resulting from Select Class capital transactions	$23,095	$2,936	$360	$(23,595)

Total change in net assets resulting from capital transactions	$33,459	$4,141	$611,155	$520,590

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class shares effective January 30, 2015, for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Equity Income Fund			International Opportunities Fund
	Year Ended October 31, 2016		Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	3,246		3,583	7,900	9,264
Reinvested	216		123	26	47
Redeemed	(3,069)		(4,009)	(6,175)	(6,062)
Conversion from Class B Shares	—		—	—	6

Change in Class A Shares	393		(303)	1,751	3,255

Class B (a)
Issued	—		—	—	1
Reinvested	—		—	—	— (b)
Redeemed	—		—	—	(8)
Conversion to Class A Shares	—		—	—	(6)

Change in Class B Shares	—		—	—	(13)

Class C
Issued	479		413	36	56
Reinvested	31		12	— (b)	2
Redeemed	(243)		(86)	(42)	(34)

Change in Class C Shares	267		339	(6)	24

Class R2
Issued	19		16	—	—
Reinvested	—	(b)	1	—	—
Redeemed	(1)		(48)	—	—

Change in Class R2 Shares	18		(31)	—	—

Class R5
Issued	48		—	—	—
Reinvested	1		2	—	—
Redeemed	(1)		(37)	—	—

Change in Class R5 Shares	48		(35)	—	—

Class R6 (c)
Issued	—	(b)	1	63,733	38,682
Reinvested	—	(b)	— (b)	975	2,979
Redeemed	—	(b)	—	(20,913)	(7,635)

Change in Class R6 Shares	—	(b)	1	43,795	34,026

Institutional Class
Issued	—		—	861	1,107
Reinvested	—		—	17	57
Redeemed	—		—	(1,102)	(1,144)

Change in Institutional Class Shares	—		—	(224)	20

Select Class
Issued	3,700		1,976	636	778
Reinvested	108		76	3	62
Redeemed	(2,258)		(1,921)	(596)	(2,328)

Change in Select Class Shares	1,550		131	43	(1,488)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class shares effective January 30, 2015, for International Equity Income Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016		Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,158	$11,729	$11,592		$6,956
Distributions reinvested	2,436	16,487	18		26
Cost of shares redeemed	(19,422)	(25,950)	(3,467)		(1,313)
Conversion from Class B Shares	—	1,210	—		—

Change in net assets resulting from Class A capital transactions	$(7,828)	$3,476	$8,143		$5,669

Class B (a)
Proceeds from shares issued	$—	$4	$—		$—
Distributions reinvested	—	305	—		—
Cost of shares redeemed	—	(612)	—		—
Conversion to Class A Shares	—	(1,210)	—		—

Change in net assets resulting from Class B capital transactions	$—	$(1,513)	$—		$—

Class C
Proceeds from shares issued	$998	$3,206	$2,759		$3,688
Distributions reinvested	467	3,601	3		10
Cost of shares redeemed	(5,171)	(5,182)	(1,551)		(334)

Change in net assets resulting from Class C capital transactions	$(3,706)	$1,625	$1,211		$3,364

Class R2
Proceeds from shares issued	$8,693	$2,346	$—		$— (b)
Distributions reinvested	28	130	—		6
Cost of shares redeemed	(1,738)	(1,185)	—	(b)	(52)

Change in net assets resulting from Class R2 capital transactions	$6,983	$1,291	$—	(b)	$(46)

Class R5
Proceeds from shares issued	$—	$—	$—		$— (b)
Distributions reinvested	—	—	—	(b)	6
Cost of shares redeemed	—	—	—	(b)	(53)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$—	(b)	$(47)

Class R6
Proceeds from shares issued	$—	$—	$75,541		$5,150
Distributions reinvested	—	—	253		6
Cost of shares redeemed	—	—	4		(53)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$75,798		$5,103

Select Class
Proceeds from shares issued	$568,584	$282,422	$7,331		$63,186
Distributions reinvested	25,196	93,786	—		311
Cost of shares redeemed	(96,905)	(50,390)	(57,428)		(4,565)

Change in net assets resulting from Select Class capital transactions	$496,875	$325,818	$(50,097)		$58,932

Total change in net assets resulting from capital transactions	$492,324	$330,697	$35,055		$72,975

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Research Enhanced Equity Fund		International Unconstrained Equity Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	600	687	688	387
Reinvested	157	1,007	1	2
Redeemed	(1,276)	(1,492)	(206)	(77)
Conversion from Class B Shares	—	69	—	—

Change in Class A Shares	(519)	271	483	312

Class B (a)
Issued	—	— (b)	—	—
Reinvested	—	21	—	—
Redeemed	—	(38)	—	—
Conversion to Class A Shares	—	(76)	—	—

Change in Class B Shares	—	(93)	—	—

Class C
Issued	67	196	167	208
Reinvested	32	229	— (b)	1
Redeemed	(353)	(316)	(92)	(19)

Change in Class C Shares	(254)	109	75	190

Class R2
Issued	581	141	—	—
Reinvested	2	8	—	— (b)
Redeemed	(115)	(70)	—	(2)

Change in Class R2 Shares	468	79	—	(2)

Class R5
Reinvested	—	—	— (b)	— (b)
Redeemed	—	—	—	(2)

Change in Class R5 Shares	—	—	— (b)	(2)

Class R6
Issued	—	—	4,336	301
Reinvested	—	—	15	— (b)
Redeemed	—	—	(1)	(3)

Change in Class R6 Shares	—	—	4,350	298

Select Class
Issued	37,181	16,621	438	3,408
Reinvested	1,614	5,675	—	19
Redeemed	(6,312)	(2,957)	(3,248)	(255)

Change in Select Class Shares	32,483	19,339	(2,810)	3,172

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$205,683	$371,930	$102,499	$95,968
Distributions reinvested	7,392	17,402	2,734	490
Cost of shares redeemed	(291,409)	(138,921)	(87,263)	(42,454)
Conversion from Class B Shares	—	971	—	—

Change in net assets resulting from Class A capital transactions	$(78,334)	$251,382	$17,970	$54,004

Class B (a)
Proceeds from shares issued	$—	$25	$—	$—
Distributions reinvested	—	30	—	—
Cost of shares redeemed	—	(679)	—	—
Conversion to Class A Shares	—	(971)	—	—

Change in net assets resulting from Class B capital transactions	$—	$(1,595)	$—	$—

Class C
Proceeds from shares issued	$5,220	$11,310	$651	$1,873
Distributions reinvested	154	726	32	6
Cost of shares redeemed	(10,150)	(9,151)	(1,054)	(324)

Change in net assets resulting from Class C capital transactions	$(4,776)	$2,885	$(371)	$1,555

Class R2
Proceeds from shares issued	$765	$867	$318	$215
Distributions reinvested	8	19	3	1
Cost of shares redeemed	(1,410)	(577)	(41)	(81)

Change in net assets resulting from Class R2 capital transactions	$(637)	$309	$280	$135

Class R5 (b)
Proceeds from shares issued	$20	$—	$—	$—

Change in net assets resulting from Class R5 capital transactions	$20	$—	$—	$—

Class R6 (c)
Proceeds from shares issued	$28,014	$2,297	$900,498	$1,949,477
Distributions reinvested	61	36	39,523	—
Cost of shares redeemed	(2,057)	(29,993)	(259,983)	(16,332)

Change in net assets resulting from Class R6 capital transactions	$26,018	$(27,660)	$680,038	$1,933,145

Institutional Class
Proceeds from shares issued	$320,955	$578,308	$3,104	$387,580
Distributions reinvested	13,888	74,288	50	22,528
Cost of shares redeemed	(1,188,471)	(1,957,791)	(27,450)	(1,897,256)

Change in net assets resulting from Institutional Class capital transactions	$(853,628)	$(1,305,195)	$(24,296)	$(1,487,148)

Select Class
Proceeds from shares issued	$57,659	$63,280	$6,578	$8,368
Distributions reinvested	1,701	4,957	221	105
Cost of shares redeemed	(119,752)	(114,639)	(8,803)	(4,909)

Change in net assets resulting from Select Class capital transactions	$(60,392)	$(46,402)	$(2,004)	$3,564

Total change in net assets resulting from capital transactions	$(971,729)	$(1,126,276)	$671,617	$505,255

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class shares effective September 9, 2016, for International Value Fund.
(c)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	International Value Fund		Intrepid International Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A
Issued	17,288	27,494	5,754	4,850
Reinvested	600	1,313	148	26
Redeemed	(24,382)	(10,221)	(4,883)	(2,172)
Conversion from Class B Shares	—	69	—	—

Change in Class A Shares	(6,494)	18,655	1,019	2,704

Class B (a)
Issued	—	2	—	—
Reinvested	—	2	—	—
Redeemed	—	(49)	—	—
Conversion to Class A Shares	—	(69)	—	—

Change in Class B Shares	—	(114)	—	—

Class C
Issued	445	847	35	92
Reinvested	13	56	2	— (b)
Redeemed	(874)	(700)	(57)	(16)

Change in Class C Shares	(416)	203	(20)	76

Class R2
Issued	65	65	18	11
Reinvested	1	2	— (b)	— (b)
Redeemed	(118)	(44)	(2)	(4)

Change in Class R2 Shares	(52)	23	16	7

Class R5 (c)
Issued	2	—	—	—

Change in Class R5 Shares	2	—	—	—

Class R6 (d)
Issued	2,230	163	49,855	94,346
Reinvested	5	3	2,101	—
Redeemed	(174)	(2,138)	(13,945)	(836)

Change in Class R6 Shares	2,061	(1,972)	38,011	93,510

Institutional Class
Issued	26,460	41,907	170	19,195
Reinvested	1,108	5,511	3	1,164
Redeemed	(97,097)	(139,563)	(1,551)	(91,679)

Change in Institutional Class Shares	(69,529)	(92,145)	(1,378)	(71,320)

Select Class
Issued	4,708	4,565	354	405
Reinvested	135	365	12	5
Redeemed	(9,716)	(8,265)	(472)	(241)

Change in Select Class Shares	(4,873)	(3,335)	(106)	169

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than 500.
(c)	Commencement of offering of class shares effective September 9, 2016, for International Value Fund.
(d)	Commencement of offering of class shares effective May 29, 2015, for Intrepid International Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Economies Fund
Class A
Year Ended October 31, 2016	$11.03	$0.15		$0.46	$0.61	$(0.09)
Year Ended October 31, 2015	13.13	0.13	(g)	(2.03)	(1.90)	(0.20)
Year Ended October 31, 2014	13.63	0.22		(0.57)	(0.35)	(0.15)
Year Ended October 31, 2013	12.88	0.19		0.67	0.86	(0.11)
Year Ended October 31, 2012	12.65	0.17		0.21	0.38	(0.15)

Class C
Year Ended October 31, 2016	10.86	0.09		0.46	0.55	— (h)
Year Ended October 31, 2015	12.92	0.10	(g)	(2.03)	(1.93)	(0.13)
Year Ended October 31, 2014	13.44	0.15		(0.57)	(0.42)	(0.10)
Year Ended October 31, 2013	12.72	0.13		0.66	0.79	(0.07)
Year Ended October 31, 2012	12.58	0.15		0.15	0.30	(0.16)

Class R5
Year Ended October 31, 2016	11.11	0.05		0.62	0.67	—
Year Ended October 31, 2015	13.22	0.20	(g)	(2.06)	(1.86)	(0.25)
Year Ended October 31, 2014	13.71	0.29		(0.58)	(0.29)	(0.20)
Year Ended October 31, 2013	12.94	0.25		0.68	0.93	(0.16)
Year Ended October 31, 2012	12.71	0.25		0.18	0.43	(0.20)

Class R6
Year Ended October 31, 2016	11.11	0.21		0.46	0.67	(0.14)
September 1, 2015 (i) through October 31, 2015	10.46	(0.02	)(g)	0.67	0.65	—

Select Class
Year Ended October 31, 2016	11.06	0.18		0.47	0.65	(0.03)
Year Ended October 31, 2015	13.17	0.18	(g)	(2.06)	(1.88)	(0.23)
Year Ended October 31, 2014	13.67	0.26		(0.58)	(0.32)	(0.18)
Year Ended October 31, 2013	12.91	0.21		0.70	0.91	(0.15)
Year Ended October 31, 2012	12.68	0.22		0.18	0.40	(0.17)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$11.55	5.62%	$148,331	1.42%	1.42%		1.70%	72%
11.03	(14.60)	43,220	1.58	1.06	(g)	1.99	118
13.13	(2.56)	80,806	1.60	1.71		1.73	79
13.63	6.67	69,690	1.60	1.45		1.72	43
12.88	3.15	30,356	1.65	1.37		1.76	72

11.41	5.11	2,448	1.96	0.82		2.37	72
10.86	(15.02)	3,614	2.09	0.80	(g)	2.36	118
12.92	(3.12)	5,331	2.10	1.13		2.23	79
13.44	6.25	5,089	2.10	1.02		2.22	43
12.72	2.54	2,088	2.12	1.21		2.27	72

11.78	6.03	1,602	1.08	0.49		1.25	72
11.11	(14.20)	81,516	1.14	1.65	(g)	1.25	118
13.22	(2.12)	852,477	1.15	2.19		1.28	79
13.71	7.21	676,985	1.15	1.84		1.27	43
12.94	3.53	331,032	1.19	1.99		1.31	72

11.64	6.16	1,573,822	0.94	1.99		1.09	72
11.11	6.21	732,627	1.07	(0.92	)(g)	1.17	118

11.68	5.93	53,509	1.21	1.67		1.40	72
11.06	(14.45)	239,866	1.34	1.51	(g)	1.46	118
13.17	(2.35)	288,059	1.35	1.96		1.48	79
13.67	7.04	277,822	1.35	1.61		1.47	43
12.91	3.34	82,457	1.39	1.70		1.51	72

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Fund
Class A
Year Ended October 31, 2016	$19.53	$0.09		$2.28	$2.37	$(0.11)
Year Ended October 31, 2015	23.72	0.12	(g)	(4.12)	(4.00)	(0.19)
Year Ended October 31, 2014	23.05	0.16	(g)	0.59	0.75	(0.08)
Year Ended October 31, 2013	22.01	0.10		1.02	1.12	(0.08)
Year Ended October 31, 2012	21.09	0.07		0.85	0.92	—

Class C
Year Ended October 31, 2016	18.96	(0.01)		2.23	2.22	—
Year Ended October 31, 2015	23.03	0.03	(g)	(4.02)	(3.99)	(0.08)
Year Ended October 31, 2014	22.41	0.05	(g)	0.57	0.62	—
Year Ended October 31, 2013	21.44	(0.01)		0.99	0.98	(0.01)
Year Ended October 31, 2012	20.65	(0.04)		0.83	0.79	—

Class R5
September 9, 2016 (h) through October 31, 2016	22.40	0.01		0.08	0.09	—

Class R6
Year Ended October 31, 2016	20.13	0.19		2.35	2.54	(0.21)
Year Ended October 31, 2015	24.44	0.22	(g)	(4.23)	(4.01)	(0.30)
December 23, 2013 (h) through October 31, 2014	22.47	0.38	(g)	1.59	1.97	—

Institutional Class
Year Ended October 31, 2016	20.15	0.17		2.35	2.52	(0.18)
Year Ended October 31, 2015	24.42	0.23	(g)	(4.26)	(4.03)	(0.24)
Year Ended October 31, 2014	23.73	0.17	(g)	0.70	0.87	(0.18)
Year Ended October 31, 2013	22.65	0.20		1.04	1.24	(0.16)
Year Ended October 31, 2012	21.66	0.16		0.87	1.03	(0.04)

Select Class
Year Ended October 31, 2016	19.98	0.13		2.35	2.48	(0.13)
Year Ended October 31, 2015	24.24	0.19	(g)	(4.21)	(4.02)	(0.24)
Year Ended October 31, 2014	23.47	0.18	(g)	0.64	0.82	(0.05)
Year Ended October 31, 2013	22.40	0.17		1.03	1.20	(0.13)
Year Ended October 31, 2012	21.42	0.13		0.86	0.99	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$21.79	12.25%	$411,713	1.44%	0.44%		1.76%	23%
19.53	(16.95)	274,710	1.61	0.57	(g)	1.88	35
23.72	3.26	350,555	1.70	0.72	(g)	1.81	33
23.05	5.08	327,090	1.76	0.46		1.79	34
22.01	4.36	281,194	1.82	0.33		1.82	20

21.18	11.71	39,568	1.95	(0.06)		2.26	23
18.96	(17.38)	43,387	2.10	0.13	(g)	2.33	35
23.03	2.77	56,732	2.20	0.22	(g)	2.31	33
22.41	4.56	56,119	2.26	(0.06)		2.29	34
21.44	3.83	44,643	2.32	(0.17)		2.32	20

22.49	0.40	20	0.90	0.28		1.08	23

22.46	12.83	1,980,671	0.94	0.96		1.08	23
20.13	(16.54)	1,128,390	1.10	0.99	(g)	1.16	35
24.44	8.77	1,130,050	1.20	1.85	(g)	1.33	33

22.49	12.71	390,647	1.04	0.84		1.22	23
20.15	(16.60)	316,635	1.21	1.05	(g)	1.31	35
24.42	3.72	411,449	1.30	0.72	(g)	1.40	33
23.73	5.47	1,123,600	1.36	0.88		1.39	34
22.65	4.80	629,223	1.41	0.73		1.42	20

22.33	12.51	301,959	1.20	0.66		1.43	23
19.98	(16.70)	502,729	1.35	0.88	(g)	1.48	35
24.24	3.51	583,501	1.45	0.78	(g)	1.56	33
23.47	5.34	1,900,639	1.51	0.74		1.54	34
22.40	4.65	1,291,326	1.57	0.60		1.57	20

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Emerging Markets Equity Income Fund
Class A
Year Ended October 31, 2016	$12.50	$0.44	$0.76	$1.20	$(0.24)
December 12, 2014 (h) through October 31, 2015	15.00	0.45	(2.52)	(2.07)	(0.43)

Class C
Year Ended October 31, 2016	12.51	0.27	0.85	1.12	(0.19)
December 12, 2014 (h) through October 31, 2015	15.00	0.42	(2.55)	(2.13)	(0.36)

Class R5
Year Ended October 31, 2016	12.53	0.40	0.85	1.25	(0.27)
December 12, 2014 (h) through October 31, 2015	15.00	0.51	(2.53)	(2.02)	(0.45)

Class R6
Year Ended October 31, 2016	12.53	0.41	0.85	1.26	(0.27)
December 12, 2014 (h) through October 31, 2015	15.00	0.52	(2.53)	(2.01)	(0.46)

Select Class
Year Ended October 31, 2016	12.53	0.38	0.85	1.23	(0.25)
December 12, 2014 (h) through October 31, 2015	15.00	0.49	(2.53)	(2.04)	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2016 and for the period ended October 31, 2015.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers and reimbursements (f)	Portfolio turnover rate (c)(g)

$13.46	9.76%	$8,291	1.54%	3.36%	3.29%	21%
12.50	(13.93)	86	1.57	3.72	10.55	25

13.44	9.10	94	2.05	2.15	8.18	21
12.51	(14.26)	32	2.08	3.32	12.02	25

13.51	10.15	19	1.10	3.22	9.72	21
12.53	(13.55)	17	1.14	4.05	10.84	25

13.52	10.26	24	1.05	3.32	9.33	21
12.53	(13.51)	17	1.08	4.10	10.82	25

13.51	9.96	3,148	1.30	3.05	8.02	21
12.53	(13.70)	2,541	1.33	3.85	10.36	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Research Enhanced Index Fund
Class A
Year Ended October 31, 2016	$18.52	$0.35	$(0.23)	$0.12	$(0.19)	$—	$(0.19)
Year Ended October 31, 2015	18.77	0.37	(0.15)	0.22	(0.22)	(0.25)	(0.47)
Year Ended October 31, 2014	17.33	0.34	1.35	1.69	(0.15)	(0.10)	(0.25)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	2.14	2.33	—	—	—

Class C
Year Ended October 31, 2016	18.43	0.26	(0.23)	0.03	—	—	—
Year Ended October 31, 2015	18.68	0.28	(0.15)	0.13	(0.13)	(0.25)	(0.38)
Year Ended October 31, 2014	17.28	0.25	1.33	1.58	(0.08)	(0.10)	(0.18)
February 28, 2013 (g) through October 31, 2013	15.00	0.14	2.14	2.28	—	—	—

Class R2
Year Ended October 31, 2016	18.47	0.30	(0.22)	0.08	(0.09)	—	(0.09)
Year Ended October 31, 2015	18.72	0.32	(0.15)	0.17	(0.17)	(0.25)	(0.42)
Year Ended October 31, 2014	17.30	0.29	1.35	1.64	(0.12)	(0.10)	(0.22)
February 28, 2013 (g) through October 31, 2013	15.00	0.17	2.13	2.30	—	—	—

Select Class
Year Ended October 31, 2016	18.56	0.39	(0.24)	0.15	(0.34)	—	(0.34)
Year Ended October 31, 2015	18.81	0.39	(0.12)	0.27	(0.27)	(0.25)	(0.52)
Year Ended October 31, 2014	17.37	0.39	1.33	1.72	(0.18)	(0.10)	(0.28)
February 28, 2013 (g) through October 31, 2013	15.00	0.19	2.18	2.37	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Commencement of operations.
(h)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2013.
(i)	Ratios are disproportionate among classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (c)(f)

$18.45	0.68%	$20	0.59%		1.95%		3.30%		35%
18.52	1.22	20	0.58		1.98		0.99		44
18.77	9.90	64	0.58		1.87		0.81		40
17.33	15.53	58	0.58	(h)	1.79	(h)	1.62	(h)(i)	25

18.46	0.16	20	1.09		1.44		3.81		35
18.43	0.73	20	1.08		1.48		1.50		44
18.68	9.27	63	1.08		1.37		1.31		40
17.28	15.20	58	1.08	(h)	1.29	(h)	2.12	(h)(i)	25

18.46	0.46	20	0.84		1.70		3.55		35
18.47	0.98	20	0.83		1.73		1.25		44
18.72	9.58	63	0.83		1.62		1.06		40
17.30	15.33	58	0.83	(h)	1.54	(h)	1.87	(h)(i)	25

18.37	0.91	6,907,246	0.34		2.19		0.55		35
18.56	1.51	7,415,218	0.33		2.06		0.56		44
18.81	10.09	3,577,523	0.33		2.16		0.56		40
17.37	15.80	1,895,025	0.33	(h)	1.73	(h)	0.60	(h)(i)	25

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	115

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
Global Unconstrained Equity Fund
Class A
Year Ended October 31, 2016	$16.12	$0.27	(f)	$(0.88)	$(0.61)	$(0.30)	$(0.27)	$(0.82)	$(1.39)
Year Ended October 31, 2015	19.55	0.11	(f)	0.66	0.77	(0.31)	(3.89)	—	(4.20)
Year Ended October 31, 2014	20.11	0.23		1.17	1.40	(0.17)	(1.79)	—	(1.96)
Year Ended October 31, 2013	16.73	0.24		3.77	4.01	(0.22)	(0.41)	—	(0.63)
November 30, 2011 (h) through October 31, 2012	15.00	0.17		1.56	1.73	— (i)	—	—	— (i)

Class C
Year Ended October 31, 2016	16.01	0.11	(f)	(0.79)	(0.68)	(0.22)	(0.27)	(0.82)	(1.31)
Year Ended October 31, 2015	19.43	0.04	(f)	0.64	0.68	(0.21)	(3.89)	—	(4.10)
Year Ended October 31, 2014	20.01	0.14		1.16	1.30	(0.09)	(1.79)	—	(1.88)
Year Ended October 31, 2013	16.65	0.16		3.76	3.92	(0.15)	(0.41)	—	(0.56)
November 30, 2011 (h) through October 31, 2012	15.00	0.09		1.56	1.65	—	—	—	—

Class R2
Year Ended October 31, 2016	16.11	0.14	(f)	(0.79)	(0.65)	(0.13)	(0.27)	(0.82)	(1.22)
Year Ended October 31, 2015	19.49	0.08	(f)	0.65	0.73	(0.22)	(3.89)	—	(4.11)
Year Ended October 31, 2014	20.06	0.18		1.17	1.35	(0.13)	(1.79)	—	(1.92)
Year Ended October 31, 2013	16.69	0.20		3.77	3.97	(0.19)	(0.41)	—	(0.60)
November 30, 2011 (h) through October 31, 2012	15.00	0.13		1.56	1.69	—	—	—	—

Class R5
Year Ended October 31, 2016	16.21	0.24	(f)	(0.80)	(0.56)	(0.32)	(0.27)	(0.82)	(1.41)
Year Ended October 31, 2015	19.65	0.21	(f)	0.64	0.85	(0.40)	(3.89)	—	(4.29)
Year Ended October 31, 2014	20.19	0.31		1.19	1.50	(0.25)	(1.79)	—	(2.04)
Year Ended October 31, 2013	16.79	0.32		3.79	4.11	(0.30)	(0.41)	—	(0.71)
November 30, 2011 (h) through October 31, 2012	15.00	0.23		1.57	1.80	(0.01)	—	—	(0.01)

Class R6
Year Ended October 31, 2016	16.22	0.25	(f)	(0.80)	(0.55)	(0.35)	(0.27)	(0.82)	(1.44)
Year Ended October 31, 2015	19.66	0.21	(f)	0.66	0.87	(0.42)	(3.89)	—	(4.31)
Year Ended October 31, 2014	20.20	0.32		1.19	1.51	(0.26)	(1.79)	—	(2.05)
Year Ended October 31, 2013	16.80	0.33		3.78	4.11	(0.30)	(0.41)	—	(0.71)
November 30, 2011 (h) through October 31, 2012	15.00	0.24		1.57	1.81	(0.01)	—	—	(0.01)

Select Class
Year Ended October 31, 2016	16.18	0.26	(f)	(0.83)	(0.57)	(0.29)	(0.27)	(0.82)	(1.38)
Year Ended October 31, 2015	19.60	0.19	(f)	0.64	0.83	(0.36)	(3.89)	—	(4.25)
Year Ended October 31, 2014	20.15	0.27		1.19	1.46	(0.22)	(1.79)	—	(2.01)
Year Ended October 31, 2013	16.76	0.29		3.77	4.06	(0.26)	(0.41)	—	(0.67)
November 30, 2011 (h) through October 31, 2012	15.00	0.20		1.57	1.77	(0.01)	—	—	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$14.12	(3.53)%	$417	0.74%		1.95%		1.90%		1,256%
16.12	4.76	244	1.00		0.67		7.57		132
19.55	7.83	75	1.35		1.27		4.32		97
20.11	24.74	70	1.35	(g)	1.37	(g)	5.36	(g)	71
16.73	11.55	56	1.35	(g)	1.14	(g)	6.89	(g)	49

14.02	(4.02)	210	1.17		0.78		11.83		1,256
16.01	4.26	317	1.48		0.21		9.92		132
19.43	7.28	74	1.85		0.77		4.82		97
20.01	24.16	69	1.85	(g)	0.87	(g)	5.85	(g)	71
16.65	11.00	56	1.85	(g)	0.65	(g)	7.38	(g)	49

14.24	(3.79)	18	0.92		1.00		13.46		1,256
16.11	4.55	20	1.46		0.45		8.67		132
19.49	7.55	75	1.60		1.02		4.56		97
20.06	24.45	69	1.60	(g)	1.12	(g)	5.60	(g)	71
16.69	11.27	56	1.60	(g)	0.90	(g)	7.14	(g)	49

14.24	(3.12)	18	0.22		1.70		12.77		1,256
16.21	5.26	20	0.76		1.15		7.97		132
19.65	8.34	76	0.90		1.72		3.86		97
20.19	25.29	70	0.90	(g)	1.82	(g)	4.89	(g)	71
16.79	11.99	56	0.90	(g)	1.60	(g)	6.45	(g)	49

14.23	(3.10)	18	0.17		1.75		12.75		1,256
16.22	5.34	20	0.71		1.20		7.91		132
19.66	8.39	76	0.85		1.77		3.81		97
20.20	25.33	70	0.85	(g)	1.87	(g)	4.85	(g)	71
16.80	12.06	56	0.85	(g)	1.65	(g)	6.40	(g)	49

14.23	(3.23)	991	0.36		1.86		5.37		1,256
16.18	5.13	1,020	0.88		1.06		7.34		132
19.60	8.11	4,156	1.10		1.52		4.06		97
20.15	25.04	3,844	1.10	(g)	1.62	(g)	5.10	(g)	71
16.76	11.77	3,075	1.10	(g)	1.40	(g)	6.64	(g)	49

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	117

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Equity Fund
Class A
Year Ended October 31, 2016	$14.75	$0.22		$(0.51)	$(0.29)	$(0.22)
Year Ended October 31, 2015	15.25	0.23		(0.50)	(0.27)	(0.23)
Year Ended October 31, 2014	15.92	0.37	(e)	(0.68)	(0.31)	(0.36)
Year Ended October 31, 2013	13.36	0.20		2.56	2.76	(0.20)
Year Ended October 31, 2012	12.61	0.22		0.74	0.96	(0.21)

Class C
Year Ended October 31, 2016	14.02	0.13		(0.47)	(0.34)	(0.18)
Year Ended October 31, 2015	14.52	0.15		(0.48)	(0.33)	(0.17)
Year Ended October 31, 2014	15.20	0.26	(e)	(0.64)	(0.38)	(0.30)
Year Ended October 31, 2013	12.78	0.12		2.45	2.57	(0.15)
Year Ended October 31, 2012	12.08	0.16		0.69	0.85	(0.15)

Class R2
Year Ended October 31, 2016	14.69	0.18		(0.50)	(0.32)	(0.20)
Year Ended October 31, 2015	15.19	0.20		(0.51)	(0.31)	(0.19)
Year Ended October 31, 2014	15.87	0.30	(e)	(0.65)	(0.35)	(0.33)
Year Ended October 31, 2013	13.31	0.11		2.61	2.72	(0.16)
Year Ended October 31, 2012	12.58	0.15		0.77	0.92	(0.19)

Class R5
Year Ended October 31, 2016	14.97	0.27		(0.49)	(0.22)	(0.28)
Year Ended October 31, 2015	15.46	0.29		(0.49)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.44	(e)	(0.69)	(0.25)	(0.42)
Year Ended October 31, 2013	13.52	0.27		2.60	2.87	(0.26)
Year Ended October 31, 2012	12.75	0.29		0.74	1.03	(0.26)

Class R6
Year Ended October 31, 2016	14.97	0.29		(0.51)	(0.22)	(0.29)
Year Ended October 31, 2015	15.46	0.32		(0.52)	(0.20)	(0.29)
Year Ended October 31, 2014	16.13	0.45	(e)	(0.69)	(0.24)	(0.43)
Year Ended October 31, 2013	13.52	0.28		2.59	2.87	(0.26)
Year Ended October 31, 2012	12.75	0.29		0.74	1.03	(0.26)

Select Class
Year Ended October 31, 2016	14.95	0.24		(0.48)	(0.24)	(0.26)
Year Ended October 31, 2015	15.45	0.29		(0.53)	(0.24)	(0.26)
Year Ended October 31, 2014	16.13	0.39	(e)	(0.67)	(0.28)	(0.40)
Year Ended October 31, 2013	13.52	0.23		2.61	2.84	(0.23)
Year Ended October 31, 2012	12.76	0.26		0.74	1.00	(0.24)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.32, $0.21, $0.25, $0.39, $0.40 and $0.34 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 2.01%, 1.40%, 1.59%, 2.40%, 2.48% and 2.08% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$14.24	(1.83)%	$216,932	1.31%	1.62%		1.49%	11%
14.75	(1.89)	224,370	1.31	1.50		1.59	13
15.25	(2.06)	186,242	1.31	2.34	(e)	1.45	6
15.92	20.85	188,590	1.30	1.33		1.47	8
13.36	7.70	98,274	1.30	1.72		1.51	5

13.50	(2.31)	22,235	1.81	0.97		2.06	11
14.02	(2.36)	28,313	1.81	1.02		2.05	13
14.52	(2.59)	26,299	1.81	1.73	(e)	1.95	6
15.20	20.25	23,655	1.80	0.83		1.97	8
12.78	7.16	17,873	1.80	1.31		2.01	5

14.17	(2.08)	1,461	1.56	1.28		1.95	11
14.69	(2.14)	1,203	1.56	1.28		1.92	13
15.19	(2.33)	1,405	1.56	1.92	(e)	1.70	6
15.87	20.58	1,230	1.55	0.78		1.72	8
13.31	7.45	721	1.55	1.16		1.74	5

14.47	(1.34)	58,836	0.86	1.93		1.02	11
14.97	(1.42)	57,500	0.86	1.88		1.06	13
15.46	(1.65)	95,749	0.86	2.73	(e)	1.00	6
16.13	21.42	106,963	0.85	1.79		1.02	8
13.52	8.19	63,767	0.85	2.24		1.05	5

14.46	(1.36)	3,030,640	0.81	2.05		0.91	11
14.97	(1.37)	2,088,835	0.80	2.03		0.91	13
15.46	(1.60)	1,681,788	0.81	2.81	(e)	0.95	6
16.13	21.47	1,248,489	0.80	1.85		0.97	8
13.52	8.23	682,861	0.80	2.26		1.00	5

14.45	(1.50)	94,362	1.06	1.69		1.24	11
14.95	(1.66)	522,402	1.06	1.84		1.19	13
15.45	(1.88)	494,344	1.06	2.41	(e)	1.20	6
16.13	21.23	434,316	1.05	1.51		1.22	8
13.52	7.91	210,375	1.05	2.02		1.25	5

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	119

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Equity Income Fund
Class A
Year Ended October 31, 2016	$15.66	$0.45	(g)	$(1.01)	$(0.56)	$(0.46)	$(0.26)	$(0.72)
Year Ended October 31, 2015	16.41	0.39	(g)	(0.33)	0.06	(0.65)	(0.16)	(0.81)
Year Ended October 31, 2014	16.67	0.91	(h)	(0.38)	0.53	(0.66)	(0.13)	(0.79)
Year Ended October 31, 2013	14.12	0.43		2.55	2.98	(0.41)	(0.02)	(0.43)
Year Ended October 31, 2012	13.37	0.31		0.88	1.19	(0.44)	—	(0.44)

Class C
Year Ended October 31, 2016	15.59	0.38	(g)	(1.01)	(0.63)	(0.40)	(0.26)	(0.66)
Year Ended October 31, 2015	16.36	0.39	(g)	(0.42)	(0.03)	(0.58)	(0.16)	(0.74)
Year Ended October 31, 2014	16.63	0.84	(h)	(0.40)	0.44	(0.58)	(0.13)	(0.71)
Year Ended October 31, 2013	14.11	0.34		2.55	2.89	(0.35)	(0.02)	(0.37)
Year Ended October 31, 2012	13.35	0.36		0.77	1.13	(0.37)	—	(0.37)

Class R2
Year Ended October 31, 2016	15.65	0.39	(g)	(0.98)	(0.59)	(0.44)	(0.26)	(0.70)
Year Ended October 31, 2015	16.41	0.61	(g)	(0.60)	0.01	(0.61)	(0.16)	(0.77)
Year Ended October 31, 2014	16.67	0.87	(h)	(0.39)	0.48	(0.61)	(0.13)	(0.74)
Year Ended October 31, 2013	14.12	0.40		2.54	2.94	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2012	13.36	0.40		0.76	1.16	(0.40)	—	(0.40)

Class R5
Year Ended October 31, 2016	15.70	0.49	(g)	(0.98)	(0.49)	(0.53)	(0.26)	(0.79)
Year Ended October 31, 2015	16.46	0.76	(g)	(0.63)	0.13	(0.73)	(0.16)	(0.89)
Year Ended October 31, 2014	16.72	0.99	(h)	(0.39)	0.60	(0.73)	(0.13)	(0.86)
Year Ended October 31, 2013	14.15	0.51		2.54	3.05	(0.46)	(0.02)	(0.48)
Year Ended October 31, 2012	13.38	0.50		0.76	1.26	(0.49)	—	(0.49)

Class R6
Year Ended October 31, 2016	15.69	0.51	(g)	(0.99)	(0.48)	(0.54)	(0.26)	(0.80)
January 30, 2015 (i) through October 31, 2015	15.82	0.69	(g)	(0.41)	0.28	(0.41)	—	(0.41)

Select Class
Year Ended October 31, 2016	15.70	0.46	(g)	(0.98)	(0.52)	(0.51)	(0.26)	(0.77)
Year Ended October 31, 2015	16.45	0.49	(g)	(0.37)	0.12	(0.71)	(0.16)	(0.87)
Year Ended October 31, 2014	16.71	0.96	(h)	(0.40)	0.56	(0.69)	(0.13)	(0.82)
Year Ended October 31, 2013	14.14	0.47		2.55	3.02	(0.43)	(0.02)	(0.45)
Year Ended October 31, 2012	13.37	0.47		0.76	1.23	(0.46)	—	(0.46)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.66, $0.59, $0.62, $0.74 and $0.71 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 3.94%, 3.53%, 3.74%, 4.44% and 4.25% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$14.38	(3.60)%	$66,722	1.24%	3.06	%(g)	1.57%	162%
15.66	0.29	66,499	1.25	2.42	(g)	1.67	238
16.41	3.18	74,652	1.25	5.44	(h)	1.67	138
16.67	21.40	49,118	1.24	2.77		1.82	63
14.12	9.09	9,003	1.25	2.21		2.31	52

14.30	(4.09)	11,754	1.75	2.59	(g)	2.12	162
15.59	(0.23)	8,649	1.75	2.45	(g)	2.20	238
16.36	2.67	3,530	1.75	5.03	(h)	2.17	138
16.63	20.74	1,957	1.74	2.16		2.32	63
14.11	8.66	646	1.75	2.69		2.95	52

14.36	(3.84)	316	1.49	2.66	(g)	2.39	162
15.65	(0.01)	52	1.50	3.74	(g)	1.89	238
16.41	2.90	574	1.50	5.24	(h)	1.92	138
16.67	21.12	558	1.49	2.60		2.11	63
14.12	8.87	461	1.50	2.95		2.70	52

14.42	(3.14)	700	0.79	3.33	(g)	1.29	162
15.70	0.71	19	0.80	4.59	(g)	1.16	238
16.46	3.60	587	0.80	5.94	(h)	1.22	138
16.72	21.94	566	0.79	3.31		1.41	63
14.15	9.62	465	0.80	3.65		2.00	52

14.41	(3.09)	21	0.75	3.48	(g)	3.06	162
15.69	1.66	21	0.75	5.70	(g)	1.15	238

14.41	(3.31)	54,642	0.89	3.13	(g)	1.31	162
15.70	0.66	35,177	0.91	3.00	(g)	1.41	238
16.45	3.39	34,719	1.00	5.75	(h)	1.42	138
16.71	21.73	55,485	0.99	3.04		1.59	63
14.14	9.43	27,292	1.00	3.44		2.20	52

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Opportunities Fund
Class A
Year Ended October 31, 2016	$14.48	$0.25	$(0.93)	$(0.68)	$(0.03)
Year Ended October 31, 2015	14.80	0.20	(0.23)	(0.03)	(0.29)
Year Ended October 31, 2014	15.25	0.36	(0.69)	(0.33)	(0.12)
Year Ended October 31, 2013	12.45	0.25	2.83	3.08	(0.28)
Year Ended October 31, 2012	12.00	0.23	0.56	0.79	(0.34)

Class C
Year Ended October 31, 2016	14.04	0.14	(0.88)	(0.74)	— (e)
Year Ended October 31, 2015	14.41	0.10	(0.19)	(0.09)	(0.28)
Year Ended October 31, 2014	14.88	0.27	(0.66)	(0.39)	(0.08)
Year Ended October 31, 2013	12.15	0.16	2.77	2.93	(0.20)
Year Ended October 31, 2012	11.65	0.18	0.55	0.73	(0.23)

Class R6
Year Ended October 31, 2016	14.75	0.32	(0.92)	(0.60)	(0.10)
Year Ended October 31, 2015	15.13	0.26	(0.21)	0.05	(0.43)
Year Ended October 31, 2014	15.57	0.44	(0.70)	(0.26)	(0.18)
Year Ended October 31, 2013	12.69	0.32	2.88	3.20	(0.32)
Year Ended October 31, 2012	12.20	0.31	0.56	0.87	(0.38)

Institutional Class
Year Ended October 31, 2016	14.76	0.30	(0.93)	(0.63)	(0.08)
Year Ended October 31, 2015	15.13	0.24	(0.20)	0.04	(0.41)
Year Ended October 31, 2014	15.57	0.42	(0.69)	(0.27)	(0.17)
Year Ended October 31, 2013	12.69	0.31	2.88	3.19	(0.31)
Year Ended October 31, 2012	12.20	0.30	0.56	0.86	(0.37)

Select Class
Year Ended October 31, 2016	14.68	0.28	(0.93)	(0.65)	(0.03)
Year Ended October 31, 2015	15.06	0.25	(0.24)	0.01	(0.39)
Year Ended October 31, 2014	15.50	0.40	(0.69)	(0.29)	(0.15)
Year Ended October 31, 2013	12.64	0.29	2.87	3.16	(0.30)
Year Ended October 31, 2012	12.15	0.28	0.56	0.84	(0.35)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Amount rounds to less than 0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$13.77	(4.69)%	$171,940	1.29%	1.83%	1.29%	48%
14.48	(0.15)	155,397	1.31	1.34	1.43	43
14.80	(2.18)	110,667	1.23	2.39	1.24	55
15.25	25.09	123,807	1.25	1.78	1.26	36
12.45	6.95	67,472	1.29	1.91	1.30	45

13.30	(5.26)	1,565	1.89	1.06	1.91	48
14.04	(0.63)	1,743	1.83	0.70	1.83	43
14.41	(2.65)	1,441	1.73	1.80	1.74	55
14.88	24.41	1,109	1.75	1.19	1.76	36
12.15	6.47	531	1.79	1.55	1.80	45

14.05	(4.09)	2,522,883	0.71	2.29	0.71	48
14.75	0.41	2,003,409	0.71	1.75	0.72	43
15.13	(1.67)	1,539,613	0.73	2.82	0.74	55
15.57	25.71	1,204,314	0.75	2.27	0.76	36
12.69	7.59	692,117	0.79	2.58	0.79	45

14.05	(4.25)	49,483	0.82	2.11	0.83	48
14.76	0.33	55,273	0.82	1.61	0.83	43
15.13	(1.76)	56,348	0.83	2.71	0.84	55
15.57	25.60	60,310	0.85	2.18	0.86	36
12.69	7.45	41,574	0.89	2.47	0.90	45

14.00	(4.40)	23,999	1.05	1.99	1.05	48
14.68	0.13	24,548	1.00	1.71	1.01	43
15.06	(1.91)	47,581	0.98	2.55	0.99	55
15.50	25.38	47,743	0.99	2.04	1.01	36
12.64	7.28	33,029	1.04	2.35	1.05	45

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Research Enhanced Equity Fund
Class A
Year Ended October 31, 2016	$16.54	$0.40	(e)	$(0.89)	$(0.49)	$(0.36)	$(0.15)	$(0.51)
Year Ended October 31, 2015	20.38	0.43		(0.60)	(0.17)	(0.40)	(3.27)	(3.67)
Year Ended October 31, 2014	21.20	0.47		(0.56)	(0.09)	(0.39)	(0.34)	(0.73)
Year Ended October 31, 2013	17.24	0.38		4.00	4.38	(0.42)	—	(0.42)
Year Ended October 31, 2012	16.83	0.37		0.45	0.82	(0.41)	—	(0.41)

Class C
Year Ended October 31, 2016	15.85	0.31	(e)	(0.85)	(0.54)	(0.28)	(0.15)	(0.43)
Year Ended October 31, 2015	19.68	0.33		(0.58)	(0.25)	(0.31)	(3.27)	(3.58)
Year Ended October 31, 2014	20.51	0.36		(0.56)	(0.20)	(0.29)	(0.34)	(0.63)
Year Ended October 31, 2013	16.68	0.27		3.86	4.13	(0.30)	—	(0.30)
Year Ended October 31, 2012	16.27	0.25		0.44	0.69	(0.28)	—	(0.28)

Class R2
Year Ended October 31, 2016	16.21	0.31	(e)	(0.84)	(0.53)	(0.34)	(0.15)	(0.49)
Year Ended October 31, 2015	20.07	0.37		(0.58)	(0.21)	(0.38)	(3.27)	(3.65)
Year Ended October 31, 2014	20.91	0.40		(0.54)	(0.14)	(0.36)	(0.34)	(0.70)
Year Ended October 31, 2013	17.03	0.35		3.92	4.27	(0.39)	—	(0.39)
Year Ended October 31, 2012	16.66	0.32		0.45	0.77	(0.40)	—	(0.40)

Select Class
Year Ended October 31, 2016	16.70	0.46	(e)	(0.92)	(0.46)	(0.41)	(0.15)	(0.56)
Year Ended October 31, 2015	20.54	0.48		(0.60)	(0.12)	(0.45)	(3.27)	(3.72)
Year Ended October 31, 2014	21.36	0.52		(0.56)	(0.04)	(0.44)	(0.34)	(0.78)
Year Ended October 31, 2013	17.36	0.40		4.06	4.46	(0.46)	—	(0.46)
Year Ended October 31, 2012	16.96	0.41		0.45	0.86	(0.46)	—	(0.46)

(a)	Calculated based upon average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Net investment income may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (d)

$15.54	(2.94)%	$69,626	0.60%	2.60	%(e)	1.02%	24%
16.54	(0.29)	82,667	0.60	2.51		0.99	39
20.38	(0.40)	96,325	0.59	2.23		1.10	63
21.20	25.84	108,193	0.75	2.04		1.35	51
17.24	5.16	96,191	1.07	2.27		1.31	19

14.88	(3.41)	13,507	1.10	2.14	(e)	1.55	24
15.85	(0.77)	18,423	1.10	2.01		1.52	39
19.68	(0.93)	20,724	1.09	1.75		1.60	63
20.51	25.09	21,802	1.30	1.49		1.85	51
16.68	4.43	16,291	1.79	1.57		1.81	19

15.19	(3.22)	10,222	0.84	2.08	(e)	1.34	24
16.21	(0.50)	3,331	0.85	2.22		1.41	39
20.07	(0.66)	2,521	0.84	1.95		1.33	63
20.91	25.52	1,957	0.95	1.88		1.61	51
17.03	4.94	786	1.32	1.97		1.56	19

15.68	(2.72)	1,241,856	0.34	2.98	(e)	0.59	24
16.70	0.00 (f)	779,908	0.35	2.79		0.60	39
20.54	(0.16)	562,180	0.34	2.45		0.84	63
21.36	26.18	464,273	0.53	2.10		1.09	51
17.36	5.40	469,065	0.82	2.51		1.06	19

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
International Unconstrained Equity Fund
Class A
Year Ended October 31, 2016	$17.61	$0.22	(f)(g)	$(0.55)	$(0.33)	$(0.04)	$—	$(0.04)
Year Ended October 31, 2015	18.59	0.09	(f)(g)	0.39	0.48	(0.17)	(1.29)	(1.46)
Year Ended October 31, 2014	20.59	0.13	(h)	(0.65)	(0.52)	(0.17)	(1.31)	(1.48)
Year Ended October 31, 2013	17.28	0.15		3.62	3.77	(0.11)	(0.35)	(0.46)
November 30, 2011 (j) through October 31, 2012	15.00	0.17		2.11	2.28	—	—	—

Class C
Year Ended October 31, 2016	17.45	0.13	(f)(g)	(0.53)	(0.40)	(0.01)	—	(0.01)
Year Ended October 31, 2015	18.44	(0.02	)(f)(g)	0.39	0.37	(0.07)	(1.29)	(1.36)
Year Ended October 31, 2014	20.47	0.09	(h)	(0.69)	(0.60)	(0.12)	(1.31)	(1.43)
Year Ended October 31, 2013	17.20	0.07		3.59	3.66	(0.04)	(0.35)	(0.39)
November 30, 2011 (j) through October 31, 2012	15.00	0.10		2.10	2.20	—	—	—

Class R2
Year Ended October 31, 2016	17.57	0.15	(f)(g)	(0.51)	(0.36)	—	—	—
Year Ended October 31, 2015	18.55	0.03	(f)(g)	0.39	0.42	(0.11)	(1.29)	(1.40)
Year Ended October 31, 2014	20.53	0.12	(h)	(0.68)	(0.56)	(0.11)	(1.31)	(1.42)
Year Ended October 31, 2013	17.24	0.12		3.59	3.71	(0.07)	(0.35)	(0.42)
November 30, 2011 (j) through October 31, 2012	15.00	0.14		2.10	2.24	—	—	—

Class R5
Year Ended October 31, 2016	17.75	0.27	(f)(g)	(0.52)	(0.25)	(0.06)	—	(0.06)
Year Ended October 31, 2015	18.72	0.16	(f)(g)	0.39	0.55	(0.23)	(1.29)	(1.52)
Year Ended October 31, 2014	20.69	0.24	(h)	(0.67)	(0.43)	(0.23)	(1.31)	(1.54)
Year Ended October 31, 2013	17.35	0.25		3.61	3.86	(0.17)	(0.35)	(0.52)
November 30, 2011 (j) through October 31, 2012	15.00	0.24		2.11	2.35	—	—	—

Class R6
Year Ended October 31, 2016	17.76	0.29	(f)(g)	(0.52)	(0.23)	(0.08)	—	(0.08)
Year Ended October 31, 2015	18.73	(0.01	)(f)(g)	0.57	0.56	(0.24)	(1.29)	(1.53)
Year Ended October 31, 2014	20.70	0.25	(h)	(0.67)	(0.42)	(0.24)	(1.31)	(1.55)
Year Ended October 31, 2013	17.36	0.26		3.61	3.87	(0.18)	(0.35)	(0.53)
November 30, 2011 (j) through October 31, 2012	15.00	0.25		2.11	2.36	—	—	—

Select Class
Year Ended October 31, 2016	17.71	0.24	(f)(g)	(0.50)	(0.26)	—	—	—
Year Ended October 31, 2015	18.67	0.15	(f)(g)	0.38	0.53	(0.20)	(1.29)	(1.49)
Year Ended October 31, 2014	20.64	0.21	(h)	(0.67)	(0.46)	(0.20)	(1.31)	(1.51)
Year Ended October 31, 2013	17.32	0.21		3.60	3.81	(0.14)	(0.35)	(0.49)
November 30, 2011 (j) through October 31, 2012	15.00	0.21		2.11	2.32	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.10, $0.06, $0.08, $0.20, $0.22 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.80%, 0.37%, 0.48%, 1.18%, 1.23% and 0.99% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended October 31, 2013 and for the period ended October 31, 2012.
(j)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers and reimbursements		Portfolio turnover rate (b)(e)

$17.24	(1.86)%	$14,034	1.24%		1.28	%(g)	1.61%		51%
17.61	3.04	5,824	1.24		0.49	(g)	2.31		42
18.59	(2.47)	351	1.32		0.98	(h)	5.09		63
20.59	22.23	83	1.32	(i)	0.89	(i)	7.99	(i)	65
17.28	15.20	58	1.32	(i)	1.17	(i)	6.99	(i)	40

17.04	(2.28)	4,626	1.74		0.75	(g)	2.14		51
17.45	2.39	3,439	1.74		(0.12	)(g)	2.79		42
18.44	(2.91)	137	1.82		0.55	(h)	6.19		63
20.47	21.61	76	1.82	(i)	0.40	(i)	8.35	(i)	65
17.20	14.67	57	1.82	(i)	0.67	(i)	7.47	(i)	40

17.21	(2.05)	20	1.49		0.87	(g)	4.37		51
17.57	2.67	20	1.51		0.19	(g)	5.11		42
18.55	(2.68)	68	1.57		0.66	(h)	6.05		63
20.53	21.92	70	1.57	(i)	0.67	(i)	8.01	(i)	65
17.24	14.93	57	1.57	(i)	0.92	(i)	7.23	(i)	40

17.44	(1.38)	20	0.80		1.57	(g)	3.59		51
17.75	3.43	20	0.81		0.89	(g)	4.43		42
18.72	(1.99)	70	0.87		1.36	(h)	5.34		63
20.69	22.76	71	0.87	(i)	1.37	(i)	7.31	(i)	65
17.35	15.67	58	0.87	(i)	1.62	(i)	6.54	(i)	40

17.45	(1.29)	81,146	0.74		1.70	(g)	1.02		51
17.76	3.48	5,335	0.74		(0.05	)(g)	2.87		42
18.73	(1.95)	70	0.82		1.41	(h)	5.29		63
20.70	22.80	71	0.82	(i)	1.42	(i)	7.26	(i)	65
17.36	15.73	58	0.82	(i)	1.67	(i)	6.49	(i)	40

17.45	(1.47)	9,929	0.89		1.41	(g)	1.35		51
17.71	3.29	59,858	0.89		0.83	(g)	1.84		42
18.67	(2.18)	3,868	1.07		1.17	(h)	5.55		63
20.64	22.49	3,925	1.07	(i)	1.17	(i)	7.52	(i)	65
17.32	15.47	3,175	1.07	(i)	1.42	(i)	6.74	(i)	40

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
International Value Fund
Class A
Year Ended October 31, 2016	$13.02	$0.23		$(0.88)	$(0.65)	$(0.14)
Year Ended October 31, 2015	14.14	0.18	(g)	(0.83)	(0.65)	(0.47)
Year Ended October 31, 2014	15.02	0.47	(g)(h)	(1.07)	(0.60)	(0.28)
Year Ended October 31, 2013	12.18	0.22		2.91	3.13	(0.29)
Year Ended October 31, 2012	12.05	0.31		0.21	0.52	(0.39)

Class C
Year Ended October 31, 2016	12.65	0.17		(0.87)	(0.70)	(0.07)
Year Ended October 31, 2015	13.72	0.10	(g)	(0.78)	(0.68)	(0.39)
Year Ended October 31, 2014	14.61	0.38	(g)(h)	(1.05)	(0.67)	(0.22)
Year Ended October 31, 2013	11.84	0.16		2.83	2.99	(0.22)
Year Ended October 31, 2012	11.72	0.25		0.19	0.44	(0.32)

Class R2
Year Ended October 31, 2016	12.83	0.19		(0.87)	(0.68)	(0.11)
Year Ended October 31, 2015	13.93	0.14	(g)	(0.81)	(0.67)	(0.43)
Year Ended October 31, 2014	14.78	0.42	(g)(h)	(1.05)	(0.63)	(0.22)
Year Ended October 31, 2013	11.99	0.18		2.88	3.06	(0.27)
Year Ended October 31, 2012	11.86	0.28		0.19	0.47	(0.34)

Class R5
September 9, 2016 (i) through October 31, 2016	12.55	0.03		(0.07)	(0.04)	—

Class R6
Year Ended October 31, 2016	13.31	0.37		(0.96)	(0.59)	(0.21)
Year Ended October 31, 2015	14.42	0.18	(g)	(0.76)	(0.58)	(0.53)
Year Ended October 31, 2014	15.29	0.54	(g)(h)	(1.09)	(0.55)	(0.32)
Year Ended October 31, 2013	12.38	0.30		2.96	3.26	(0.35)
Year Ended October 31, 2012	12.26	0.37		0.21	0.58	(0.46)

Institutional Class
Year Ended October 31, 2016	13.29	0.31		(0.93)	(0.62)	(0.17)
Year Ended October 31, 2015	14.41	0.23	(g)	(0.83)	(0.60)	(0.52)
Year Ended October 31, 2014	15.29	0.53	(g)(h)	(1.09)	(0.56)	(0.32)
Year Ended October 31, 2013	12.38	0.29		2.95	3.24	(0.33)
Year Ended October 31, 2012	12.26	0.36		0.20	0.56	(0.44)

Select Class
Year Ended October 31, 2016	13.37	0.28		(0.91)	(0.63)	(0.17)
Year Ended October 31, 2015	14.48	0.23	(g)	(0.84)	(0.61)	(0.50)
Year Ended October 31, 2014	15.19	0.45	(g)(h)	(1.04)	(0.59)	(0.12)
Year Ended October 31, 2013	12.31	0.27		2.93	3.20	(0.32)
Year Ended October 31, 2012	12.19	0.34		0.21	0.55	(0.43)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.39, $0.30, $0.34, $0.46, $0.45 and $0.37 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 2.67%, 2.13%, 2.39%, 3.06%, 2.99% and 2.44% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$12.23	(5.01)%	$573,449	1.35%	1.91%		1.43%	61%
13.02	(4.63)	695,251	1.35	1.31	(g)	1.45	74
14.14	(4.09)	491,010	1.33	3.19	(g)(h)	1.36	59
15.02	26.13	221,077	1.33	1.66		1.35	66
12.18	4.64	124,691	1.35	2.66		1.37	62

11.88	(5.54)	24,453	1.85	1.43		1.91	61
12.65	(5.01)	31,296	1.85	0.79	(g)	1.90	74
13.72	(4.64)	31,176	1.83	2.65	(g)(h)	1.86	59
14.61	25.58	22,682	1.83	1.19		1.85	66
11.84	4.04	14,311	1.85	2.23		1.87	62

12.04	(5.28)	1,182	1.59	1.65		1.91	61
12.83	(4.84)	1,929	1.60	1.01	(g)	2.01	74
13.93	(4.33)	1,768	1.58	2.91	(g)(h)	1.61	59
14.78	25.91	1,249	1.59	1.39		1.60	66
11.99	4.27	881	1.60	2.43		1.62	62

12.51	(0.32)	20	0.79	1.52		0.79	61

12.51	(4.45)	27,998	0.72	3.00		0.73	61
13.31	(4.04)	2,354	0.73	1.32	(g)	0.73	74
14.42	(3.64)	30,992	0.83	3.58	(g)(h)	0.84	59
15.29	26.84	107,313	0.84	2.12		0.85	66
12.38	5.11	25,945	0.84	3.06		0.87	62

12.50	(4.63)	523,251	0.90	2.53		0.91	61
13.29	(4.23)	1,480,321	0.95	1.63	(g)	0.99	74
14.41	(3.75)	2,932,420	0.93	3.51	(g)(h)	0.96	59
15.29	26.72	1,087,334	0.94	2.08		0.95	66
12.38	5.00	639,798	0.94	3.03		0.97	62

12.57	(4.74)	157,867	1.01	2.28		1.02	61
13.37	(4.28)	233,045	1.03	1.62	(g)	1.03	74
14.48	(3.90)	300,712	1.08	2.96	(g)(h)	1.10	59
15.19	26.46	1,634,392	1.09	1.99		1.10	66
12.31	4.87	1,458,864	1.10	2.92		1.12	62

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid International Fund
Class A
Year Ended October 31, 2016	$19.36	$0.40	(g)	$(0.99)	$(0.59)	$(0.33)
Year Ended October 31, 2015	19.49	0.34	(g)	(0.26)	0.08	(0.21)
Year Ended October 31, 2014	19.79	0.39	(g)	(0.45)	(0.06)	(0.24)
Year Ended October 31, 2013	15.90	0.25		3.88	4.13	(0.24)
Year Ended October 31, 2012	15.32	0.25		0.49	0.74	(0.16)

Class C
Year Ended October 31, 2016	19.52	0.28	(g)	(0.97)	(0.69)	(0.26)
Year Ended October 31, 2015	19.63	0.23	(g)	(0.24)	(0.01)	(0.10)
Year Ended October 31, 2014	19.92	0.36	(g)	(0.52)	(0.16)	(0.13)
Year Ended October 31, 2013	16.00	0.17		3.90	4.07	(0.15)
Year Ended October 31, 2012	15.36	0.18		0.50	0.68	(0.04)

Class R2
Year Ended October 31, 2016	19.21	0.36	(g)	(1.01)	(0.65)	(0.27)
Year Ended October 31, 2015	19.31	0.38	(g)	(0.34)	0.04	(0.14)
Year Ended October 31, 2014	19.61	0.40	(g)	(0.53)	(0.13)	(0.17)
Year Ended October 31, 2013	15.74	0.20		3.86	4.06	(0.19)
Year Ended October 31, 2012	15.21	0.19		0.50	0.69	(0.16)

Class R6
Year Ended October 31, 2016	19.84	0.49	(g)	(1.01)	(0.52)	(0.41)
May 29, 2015 (h) through October 31, 2015	21.08	0.12	(g)	(1.36)	(1.24)	—

Institutional Class
Year Ended October 31, 2016	19.83	0.41	(g)	(0.94)	(0.53)	(0.08)
Year Ended October 31, 2015	19.95	0.52	(g)	(0.34)	0.18	(0.30)
Year Ended October 31, 2014	20.23	0.49	(g)	(0.46)	0.03	(0.31)
Year Ended October 31, 2013	16.24	0.34		3.97	4.31	(0.32)
Year Ended October 31, 2012	15.66	0.33		0.50	0.83	(0.25)

Select Class
Year Ended October 31, 2016	20.13	0.46	(g)	(1.01)	(0.55)	(0.38)
Year Ended October 31, 2015	20.22	0.42	(g)	(0.26)	0.16	(0.25)
Year Ended October 31, 2014	20.51	0.51	(g)	(0.53)	(0.02)	(0.27)
Year Ended October 31, 2013	16.46	0.31		4.01	4.32	(0.27)
Year Ended October 31, 2012	15.85	0.30		0.51	0.81	(0.20)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.005% unless otherwise noted.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers and reimbursements	Portfolio turnover rate (c)(f)

$18.44	(3.07)%	$164,327	1.25%	2.21	%(g)	1.29%	38%
19.36	0.45	152,834	1.29	1.75	(g)	1.49	33
19.49	(0.33)	101,114	1.39	1.96	(g)	1.46	48
19.79	26.25	60,135	1.47	1.42		1.54	49
15.90	4.97	32,231	1.50	1.65		1.62	46

18.57	(3.56)	2,287	1.75	1.52	(g)	1.87	38
19.52	(0.05)	2,789	1.78	1.17	(g)	1.91	33
19.63	(0.84)	1,318	1.89	1.79	(g)	1.96	48
19.92	25.60	1,131	1.98	0.94		2.04	49
16.00	4.45	875	2.00	1.18		2.12	46

18.29	(3.36)	503	1.50	2.02	(g)	1.75	38
19.21	0.24	227	1.52	1.91	(g)	1.69	33
19.31	(0.66)	98	1.64	2.03	(g)	1.71	48
19.61	26.02	98	1.72	1.16		1.79	49
15.74	4.64	81	1.75	1.29		1.87	46

18.91	(2.59)	2,487,086	0.71	2.65	(g)	0.72	38
19.84	(5.88)	1,854,941	0.73	1.47	(g)	0.74	33

19.22	(2.67)	23,748	0.82	2.19	(g)	0.83	38
19.83	0.93	51,833	0.85	2.57	(g)	0.91	33
19.95	0.13	1,474,870	0.89	2.39	(g)	1.05	48
20.23	26.90	582,599	0.97	1.88		1.14	49
16.24	5.50	303,575	1.00	2.16		1.21	46

19.20	(2.73)	16,363	0.90	2.44	(g)	1.08	38
20.13	0.80	19,292	0.97	2.04	(g)	1.12	33
20.22	(0.13)	15,963	1.14	2.47	(g)	1.21	48
20.51	26.56	13,916	1.23	1.68		1.29	49
16.46	5.24	9,467	1.25	1.94		1.37	46

SEE NOTES TO FINANCIAL STATEMENTS.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	131

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 12 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Emerging Economies Fund	Class A, Class C, Class R5, Class R6* and Select Class	JPM I	Diversified
Emerging Markets Equity Fund	Class A, Class C, Class R5**, Class R6, Institutional Class^ and Select Class	JPM I	Diversified
Emerging Markets Equity Income Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Global Research Enhanced Index Fund	Class A, Class C, Class R2, and Select Class	JPM I	Diversified
Global Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Equity Income Fund	Class A, Class C, Class R2, Class R5, Class R6*** and Select Class	JPM I	Diversified
International Opportunities Fund	Class A, Class C, Class R6, Institutional Class and Select Class	JPM I	Diversified
International Research Enhanced Equity Fund	Class A, Class C, Class R2 and Select Class	JPM II	Diversified
International Unconstrained Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
International Value Fund	Class A, Class C, Class R2, Class R5**, Class R6, Institutional Class^ and Select Class	JPM I	Diversified
Intrepid International Fund	Class A, Class C, Class R2, Class R6****, Institutional Class and Select Class	JPM I	Diversified

Emerging Markets Equity Income Fund commenced operations on December 12, 2014. Prior to March 27, 2015, the Fund was not publicly offered for investment.

As of October 31, 2016, Class A, Class C and Class R2 Shares of Global Research Enhanced Index Fund and Class R2 shares of the Global Unconstrained Equity Fund were not publicly offered for investment.

Prior to January 5, 2015, Class A, Class C, Class R5, Class R6 and Select Class Shares of Global Unconstrained Equity Fund were not publicly offered for investment.

*	Class R6 Shares commenced operations on September 1, 2015, for Emerging Economies Fund.
**	Class R5 Shares commenced operations on September 9, 2016, for Emerging Markets Equity Fund and International Value Fund.
***	Class R6 Shares commenced operations on January 30, 2015, for International Equity Income Fund.
****	Class R6 Shares commenced operations on May 29, 2015, for Intrepid International Fund.
^	Effective December 1, 2016, Institutional Class was renamed Class L and is publicly offered on a limited basis.

The investment objective of Emerging Economies Fund is to seek long-term capital growth.

The investment objective of Emerging Markets Equity Fund is to seek to provide high total return from a portfolio of equity securities from emerging markets issuers.

The investment objective of Emerging Markets Equity Income Fund and the International Equity Income Fund is to seek to provide both current income and long-term capital appreciation.

The investment objective of Global Research Enhanced Index Fund, International Research Enhanced Equity Fund and International Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of Global Unconstrained Equity Fund is to seek to provide long-term capital appreciation.

The investment objective of International Equity Fund is to seek total return from long-term capital growth and income. Total return consists of capital growth and current income.

The investment objective of International Opportunities Fund is to seek to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

The investment objective of International Value Fund is to seek to provide high total return from a portfolio of foreign company equity securities.

The investment objective of Intrepid International Fund is to seek to maximize long-term capital growth by investing primarily in equity securities in developed markets outside the U.S.

132	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency, distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC.

J.P. Morgan Investment Management Inc. (“JPMIM”) an indirect, wholly owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”) acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds. Prior to April 1, 2016, JPMorgan Funds Management, Inc. (“JPMFM”) served as the Funds’ administrator. Effective April 1, 2016, JPMFM merged into JPMIM and JPMIM became the Funds’ administrator under the Administration Agreement.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	133

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Emerging Economies Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$77,173	$—	$—	$77,173
Chile	9,202	—	—	9,202
China	55,298	329,034	—	384,332
Hong Kong	—	71,797	—	71,797
Hungary	—	24,958	—	24,958
India	13,918	43,464	—	57,382
Indonesia	—	4,333	—	4,333
Malaysia	14,600	9,587	—	24,187
Mexico	48,767	—	—	48,767
Poland	—	47,120	—	47,120
Russia	53,899	105,545	—	159,444
Singapore	—	11,086	—	11,086
South Africa	9,144	9,494	—	18,638
South Korea	—	336,822	—	336,822
Taiwan	31,310	174,945	—	206,255
Thailand	—	112,440	—	112,440
Turkey	—	77,243	—	77,243
United Arab Emirates	—	25,127	—	25,127

Total Common Stocks	313,311	1,382,995	—	1,696,306

Preferred Stocks
Brazil	22,249	—	—	22,249
Russia	8,408	2,201	—	10,609

Total Preferred Stocks	30,657	2,201	—	32,858

Short-Term Investment
Investment Company	36,972	—	—	36,972

Total Investments in Securities	$380,940	$1,385,196	$—	$1,766,136

Depreciation in Other Financial Instruments
Futures Contracts	$(282)	$—	$—	$(282)

134	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Emerging Markets Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Argentina	$19,667	$—	$—	$19,667
Australia	—	20,646	—	20,646
Brazil	313,393	—	—	313,393
China	180,928	327,530	—	508,458
Cyprus	5,856	—	—	5,856
Egypt	9,934	—	—	9,934
Hong Kong	31,497	167,655	—	199,152
India	149,809	476,203	—	626,012
Indonesia	—	100,714	—	100,714
Mexico	34,115	—	—	34,115
Panama	34,550	—	—	34,550
Peru	36,520	—	—	36,520
Russia	—	171,895	—	171,895
South Africa	—	410,452	—	410,452
South Korea	—	118,476	—	118,476
Switzerland	23,468	—	—	23,468
Taiwan	133,552	116,218	—	249,770
Thailand	—	43,987	—	43,987
Turkey	—	10,444	—	10,444
United States	38,370	—	—	38,370

Total Common Stocks	1,011,659	1,964,220	—	2,975,879

Preferred Stocks
Brazil	21,153	—	—	21,153
Structured Instruments
China	—	34,485	—	34,485
Warrants
Saudi Arabia	—	19,787	—	19,787
Short-Term Investment
Investment Company	91,254	—	—	91,254

Total Investments in Securities	$1,124,066	$2,018,492	$—	$3,142,558

Emerging Markets Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Brazil	$1,142	$—	$—	$1,142
Chile	325	—	—	325
China	—	279	—	279
Czech Republic	—	415	—	415
Hong Kong	217	1,138	—	1,355
Hungary	—	208	—	208
Indonesia	—	136	—	136
Mexico	497	—	—	497
Russia	446	413	—	859
South Africa	250	1,420	—	1,670
South Korea	168	549	—	717
Taiwan	555	2,088	—	2,643
Thailand	23	273	—	296
Turkey	—	287	—	287
United Arab Emirates	—	160	—	160

Total Common Stocks	3,623	7,366	—	10,989

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	135

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

Emerging Markets Equity Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Structured Instruments
China	$—	$224		$—		$224
Warrants
Saudi Arabia	—	165		—		165
Short-Term Investment
Investment Company	282	—		—		282

Total Investments in Securities	$3,905	$7,755		$—		$11,660

Global Research Enhanced Index Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs		Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$186,649		$—		$186,649
Austria	—	—	(a)	—		—	(a)
Belgium	23,859	10,117		—		33,976
Bermuda	11,656	—		—		11,656
Canada	255,554	—		—		255,554
China	—	220		—		220
Colombia	—	—		—	(b)	—	(b)
Denmark	—	58,137		—		58,137
Finland	—	20,831		—		20,831
France	—	284,664		—		284,664
Germany	1,291	230,210		—		231,501
Hong Kong	2,776	83,671		—		86,447
Ireland	56,832	2,203		—		59,035
Israel	6,614	—		—		6,614
Italy	—	48,312		—		48,312
Japan	—	645,333		—		645,333
Luxembourg	—	9,549		—		9,549
Netherlands	8,862	137,221		—		146,083
New Zealand	—	6,129		—		6,129
Norway	—	4,209		—		4,209
Portugal	—	5,931		—		5,931
Singapore	35,267	28,321		—		63,588
Spain	—	67,640		—		67,640
Sweden	—	51,172		—		51,172
Switzerland	47,318	207,987		—		255,305
United Kingdom	18,630	356,468		—		375,098
United States	3,909,964	15,031		—		3,924,995

Total Common Stocks	4,378,623	2,460,005		—	(b)	6,838,628

Preferred Stocks
Germany	—	28,069		—		28,069
Right
Spain	139	—		—		139
Short-Term Investment
Investment Company	17,326	—		—		17,326

Total Investments in Securities	$4,396,088	$2,488,074		$—	(b)	$6,884,162

136	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Global Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Canada	$23	$—	$—	$23
China	110	29	—	139
France	—	108	—	108
Germany	—	34	—	34
Hong Kong	—	19	—	19
India	17	—	—	17
Israel	72	—	—	72
Italy	—	17	—	17
Japan	—	89	—	89
Luxembourg	—	18	—	18
Netherlands	33	23	—	56
Russia	—	21	—	21
Singapore	33	—	—	33
Switzerland	35	68	—	103
United Kingdom	30	98	—	128
United States	771	—	—	771

Total Common Stocks	1,124	524	—	1,648

Total Investments in Securities	$1,124	$524	$—	$1,648

International Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$43,462	$—	$43,462
Belgium	60,798	—	—	60,798
China	34,205	92,160	—	126,365
Denmark	—	36,116	—	36,116
France	—	398,619	—	398,619
Germany	—	215,914	—	215,914
Hong Kong	—	162,405	—	162,405
India	38,855	—	—	38,855
Indonesia	—	27,275	—	27,275
Israel	29,873	—	—	29,873
Japan	—	811,990	—	811,990
Netherlands	21,528	191,740	—	213,268
South Africa	—	36,245	—	36,245
South Korea	—	89,222	—	89,222
Switzerland	—	358,311	—	358,311
Taiwan	45,570	—	—	45,570
United Kingdom	—	612,136	—	612,136
United States	—	24,900	—	24,900

Total Common Stocks	230,829	3,100,495	—	3,331,324

Preferred Stock
Germany	—	43,587	—	43,587
Short-Term Investment
Investment Company	36,620	—	—	36,620

Total Investments in Securities	$267,449	$3,144,082	$—	$3,411,531

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	137

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

International Equity Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$2,527	$—	$2,527
Belgium	4,725	—	—	4,725
Canada	4,977	—	—	4,977
China	—	1,219	—	1,219
Czech Republic	—	3,378	—	3,378
Denmark	—	3,467	—	3,467
Finland	—	3,769	—	3,769
France	—	9,448	—	9,448
Germany	—	12,208	—	12,208
Hong Kong	1,582	1,606	—	3,188
Israel	—	2,361	—	2,361
Japan	3,338	7,857	—	11,195
Netherlands	—	12,663	—	12,663
New Zealand	—	1,427	—	1,427
Norway	—	2,113	—	2,113
Russia	—	8,154	—	8,154
Switzerland	—	4,070	—	4,070
Taiwan	4,730	1,415	—	6,145
United Kingdom	3,190	30,791	—	33,981

Total Common Stocks	22,542	108,473	—	131,015

Short-Term Investment
Investment Company	2,567	—	—	2,567

Total Investments in Securities	$25,109	$108,473	$—	$133,582

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3	$—	$3

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(116)	$—	$(116)

138	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

International Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$101,890	$—	$101,890
Belgium	56,617	—	—	56,617
China	—	13,963	—	13,963
Denmark	—	92,296	—	92,296
Finland	—	38,480	—	38,480
France	—	338,464	—	338,464
Germany	—	230,769	—	230,769
Hong Kong	—	61,857	—	61,857
India	29,371	—	—	29,371
Italy	—	99,436	—	99,436
Japan	—	710,923	—	710,923
Netherlands	—	158,373	—	158,373
Norway	—	43,920	—	43,920
Spain	—	12,122	—	12,122
Sweden	—	34,261	—	34,261
Switzerland	—	155,234	—	155,234
United Kingdom	—	425,734	—	425,734
United States	—	41,599	—	41,599

Total Common Stocks	85,988	2,559,321	—	2,645,309

Preferred Stocks
Germany	—	35,934	—	35,934
Short-Term Investment
Investment Company	72,806	—	—	72,806

Total Investments in Securities	$158,794	$2,595,255	$—	$2,754,049

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$17,384	$—	$17,384
Futures Contracts	—	601	—	601

Total Appreciation in Other Financial Instruments	$—	$17,985	$—	$17,985

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(14,045)	$—	$(14,045)
Futures Contracts	—	(215)	—	(215)

Total Depreciation in Other Financial Instruments	$—	$(14,260)	$—	$(14,260)

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	139

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

International Research Enhanced Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Australia	$—	$85,448	$—	(b)	$85,448
Belgium	13,955	—	—		13,955
Denmark	—	10,985	—		10,985
Finland	—	26,289	—		26,289
France	—	139,327	—		139,327
Germany	—	119,777	—		119,777
Hong Kong	—	36,963	—		36,963
Ireland	5,161	—	—		5,161
Israel	10,141	—	—		10,141
Italy	—	31,358	—		31,358
Japan	1,800	304,643	—		306,443
Luxembourg	—	6,995	—		6,995
Netherlands	—	80,365	—		80,365
New Zealand	—	4,976	—		4,976
Portugal	—	4,027	—		4,027
Singapore	—	10,432	—		10,432
Spain	—	28,302	—		28,302
Sweden	—	16,417	—		16,417
Switzerland	—	126,833	—		126,833
United Kingdom	—	203,752	—		203,752
United States	—	11,218	—		11,218

Total Common Stocks	31,057	1,248,107	—	(b)	1,279,164

Preferred Stocks
Germany	—	13,835	—		13,835
Rights
Spain	64	—	—		64
Short-Term Investment
Investment Company	32,949	—	—		32,949

Total Investments in Securities	$64,070	$1,261,942	$—	(b)	$1,326,012

Appreciation in Other Financial Instruments
Futures Contracts	$—	$698	$—		$698

140	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

International Unconstrained Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Belgium	$2,901	$—	$—	$2,901
Canada	4,953	—	—	4,953
China	5,158	5,794	—	10,952
Denmark	—	2,176	—	2,176
Finland	—	4,332	—	4,332
France	—	2,227	—	2,227
Germany	—	3,872	—	3,872
Hong Kong	—	9,347	—	9,347
India	2,358	—	—	2,358
Israel	3,034	—	—	3,034
Italy	—	1,402	—	1,402
Japan	—	8,299	—	8,299
Netherlands	1,288	10,275	—	11,563
South Africa	—	1,867	—	1,867
South Korea	—	1,591	—	1,591
Switzerland	—	13,194	—	13,194
Taiwan	2,241	—	—	2,241
United Kingdom	—	19,607	—	19,607
United States	—	1,912	—	1,912

Total Common Stocks	21,933	85,895	—	107,828

Short-Term Investment
Investment Company	2,047	—	—	2,047

Total Investments in Securities	$23,980	$85,895	$—	$109,875

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	141

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

International Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$53,120	$—	$53,120
Belgium	13,045	13,724	—	26,769
Canada	12,437	—	—	12,437
Chile	7,574	—	—	7,574
China	—	12,886	—	12,886
Denmark	—	7,799	—	7,799
Finland	—	30,118	—	30,118
France	—	206,694	—	206,694
Germany	—	104,134	—	104,134
Hong Kong	—	26,312	—	26,312
Ireland	6,679	—	—	6,679
Israel	18,673	—	—	18,673
Italy	—	48,233	—	48,233
Japan	—	311,046	—	311,046
Luxembourg	—	14,356	—	14,356
Netherlands	—	93,253	—	93,253
Norway	—	16,215	—	16,215
South Korea	—	12,531	—	12,531
Spain	—	15,637	—	15,637
Sweden	—	24,591	—	24,591
Switzerland	—	60,268	—	60,268
United Kingdom	—	173,453	—	173,453
United States	—	16,134	—	16,134

Total Common Stocks	58,408	1,240,504	—	1,298,912

Short-Term Investment
Investment Company	16,805	—	—	16,805

Total Investments in Securities	$75,213	$1,240,504	$—	$1,315,717

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$6,930	$—	$6,930

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(7,369)	$—	$(7,369)

142	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Intrepid International Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Australia	$—	$180,225	$—	$180,225
Austria	—	7,635	—	7,635
Belgium	10,411	17,637	—	28,048
China	—	8,718	—	8,718
Denmark	—	61,790	—	61,790
Finland	—	19,863	—	19,863
France	—	303,304	—	303,304
Germany	—	201,751	—	201,751
Hong Kong	—	90,905	—	90,905
India	9,822	—	—	9,822
Indonesia	11,138	—	—	11,138
Ireland	—	8,847	—	8,847
Israel	13,153	—	—	13,153
Italy	—	33,580	—	33,580
Japan	—	645,073	—	645,073
Luxembourg	—	11,487	—	11,487
Netherlands	—	113,674	—	113,674
Norway	—	28,920	—	28,920
Portugal	—	6,412	—	6,412
Singapore	—	13,881	—	13,881
South Korea	10,523	—	—	10,523
Spain	—	56,538	—	56,538
Sweden	—	71,745	—	71,745
Switzerland	—	227,978	—	227,978
Taiwan	12,275	—	—	12,275
United Kingdom	—	412,254	—	412,254
United States	—	27,788	—	27,788

Total Common Stocks	67,322	2,550,005	—	2,617,327

Preferred Stocks
Germany	—	12,450	—	12,450
Short-Term Investment
Investment Company	55,706	—	—	55,706

Total Investments in Securities	$123,028	$2,562,455	$—	$2,685,483

(a)	Amount rounds to less than 500.
(b)	Value is zero.

For the Emerging Economies Fund and Intrepid International Fund the transfers from level 1 to level 2 in the amounts of approximately $25,117,000 and $26,193,000, respectively, are due to applying the fair value factors to certain securities during the year ended October 31, 2016.

For the Emerging Markets Equity Fund and Emerging Markets Equity Income Fund the transfers from level 1 to level 2 in the amounts of approximately $26,270,000 and $88,000, respectively, and the transfers from level 2 to level 1 in the amounts of approximately $25,558,000 and $61,000, respectively, are due to the application and non-application of the fair value factors to certain securities during the year ended October 31, 2016.

For the Global Research Enhanced Index Fund and International Research Enhanced Equity Fund there were no significant transfers among any levels during the year ended October 31, 2016.

For the Global Unconstrained Equity Fund, International Equity Fund, International Equity Income Fund, International Opportunities Fund, International Unconstrained Equity Fund and International Value Fund there were no transfers among any levels during the year ended October 31, 2016.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	143

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

As of October 31, 2016, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A or Regulation S under the Securities Act.

C. Futures Contracts — Emerging Economies Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Opportunities Fund, International Research Enhanced Equity Fund and International Value Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity or minimize transaction costs. The Funds also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended October 31, 2016 (amounts in thousands):

	Emerging Economies Fund	Emerging Markets Equity Fund		Emerging Markets Equity Income Fund		Global Research Enhanced Index Fund		Global Unconstrained Equity Fund		International Opportunities Fund	International Research Enhanced Equity Fund	International Value Fund
Futures Contracts:
Average Notional Balance Long	$18,061	$44,955	(a)	$502	(b)	$87,241	(c)	$129,611	(d)	$14,839	$27,866	$4,256
Ending Notional Balance Long	22,949	—		—		—		—		70,537	26,645	—

(a)	For the period from August 1, 2016 to August 31, 2016.
(b)	For the period from September 1, 2016 to September 30, 2016.
(c)	For the period from November 1, 2015 to March 31, 2016.
(d)	For the period from March 1, 2016 to March 31, 2016.

D. Forward Foreign Currency Exchange Contracts — International Equity Income Fund, International Opportunities Fund and International Value Fund may be exposed to foreign currency risks associated with some or all of their portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Funds also bought forward currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Funds also record a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

As of October 31, 2016, the Funds did not receive or post collateral for forward foreign currency exchange contracts.

144	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

The table below discloses the volume of the Funds’ forward foreign currency exchange contracts activity during the year ended October 31, 2016 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:	International Equity Income Fund	International Opportunities Fund	International Value Fund
Average Settlement Value Purchased	$5,834	$478,295	$386,008
Average Settlement Value Sold	3,853	425,246	349,244
Ending Settlement Value Purchased	7,363	505,336	249,732
Ending Settlement Value Sold	6,470	407,071	221,603

The Funds’ forward foreign currency contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

E. Summary of Derivatives Information

The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Emerging Economies Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(282)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Equity Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$3

Gross Liabilities:
Foreign exchange contracts	Payables	$(116)

The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Opportunities Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$601	$—	$601
Foreign exchange contracts	Receivables	—	17,384	17,384

Total		$601	$17,384	$17,985

Gross Liabilities:
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(215)	$—	$(215)
Foreign exchange contracts	Payables	—	(14,045)	(14,045)

Total		$(215)	$(14,045)	$(14,260)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	145

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2016 (amounts in thousands):

International Opportunities Fund

Counterparty	Gross Amount of Derivative Assets Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
BNP Paribas	$789	$—	$—	$789
Citibank, N.A.	2,709	(531)	—	2,178
Goldman Sachs International	815	(815)	—	—
Merrill Lynch International	315	(315)	—	—
Morgan Stanley	1,202	(1,202)		—
Standard Chartered Bank	10,644	(113)	—	10,531
State Street Corp.	890	(19)	—	871
TD Bank Financial Group	20	(20)	—	—

	$17,384	$(3,015)	$—	$14,369

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$81	$—	$—	$81
Citibank, N.A.	531	(531)	—	—
Goldman Sachs International	4,067	(815)	—	3,252
Merrill Lynch International	1,142	(315)		827
Morgan Stanley	4,609	(1,202)	—	3,407
Royal Bank of Canada	705	—	—	705
Standard Chartered Bank	113	(113)	—	—
State Street Corp.	19	(19)		—
TD Bank Financial Group	2,778	(20)	—	2,758

	$14,045	$(3,015)	$—	$11,030

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Research Enhanced Equity Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$698

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable from/to brokers.

146	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

The following table presents the value of derivatives held as of October 31, 2016, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

International Value Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	Receivables	$6,930

Gross Liabilities:
Foreign exchange contracts	Payables	$(7,369)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2016 (amounts in thousands):

International Value Fund

Counterparty	Gross Amount of Derivative Assets Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$367	$(99)	$—	$268
BNP Paribas	68	—	—	68
Citibank, N.A.	1,692	(409)	—	1,283
Credit Suisse International	2,512	(905)	—	1,607
Deutsche Bank AG	46	(46)	—	—
Goldman Sachs International	174	(174)	—	—
HSBC Bank, N.A.	567	(255)	—	312
Morgan Stanley	540	—	—	540
Societe Generale	217	—	—	217
Standard Chartered Bank	354	(354)	—	—
State Street Corp.	335	(335)	—	—
TD Bank Financial Group	58	—	—	58

	$6,930	$(2,577)	$—	$4,353

Counterparty	Gross Amount of Derivative Liabilities Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due To Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$99	$(99)	$—	$—
Citibank, N.A.	409	(409)	—	—
Credit Suisse International	905	(905)	—	—
Deutsche Bank AG	754	(46)	—	708
Goldman Sachs International	416	(174)	—	242
HSBC Bank, N.A.	255	(255)	—	—
Merrill Lynch International	1,216	—	—	1,216
Royal Bank of Canada	288	—	—	288
Standard Chartered Bank	2,404	(354)	—	2,050
State Street Corp.	623	(335)	—	288

	$7,369	$(2,577)	$—	$4,792

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statements of Assets and Liabilities.

The Funds are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	147

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements give the Funds and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statements of Operations for the year ended October 31, 2016, by primary underlying risk exposure (amounts in thousands):

Emerging Economies Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$3,290

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$697

Emerging Markets Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$1,258

Emerging Markets Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(105)

Global Research Enhanced Index Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$11,473

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(10,589)

Global Unconstrained Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$228

International Equity Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$240

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(113)

148	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

International Opportunities Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$8,069	$—	$8,069
Foreign exchange contracts	—	30,000	30,000

	$8,069	$30,000	$38,069

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$386	$—	$386
Foreign exchange contracts	—	4,056	4,056

	$386	$4,056	$4,442

International Research Enhanced Equity Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts
Equity contracts	$3,623

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$310

International Value Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Equity contracts	$1,684	$—	$1,684
Foreign exchange contracts	—	18,395	$18,395

	$1,684	$18,395	$20,079

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statements of Operations
Derivative Contracts	Forward Foreign Currency Exchange Contracts
Foreign exchange contracts	$(2,175)

The Funds’ derivatives contracts held at October 31, 2016 are not accounted for as hedging instruments under GAAP.

F. Structured Instruments — Emerging Markets Equity Fund and Emerging Markets Equity Income Fund invested in structured instruments that have similar economic characteristics to equity securities. These instruments often seek to replicate the performance of an underlying reference asset such as an equity security or market (“reference asset”). The value of these instruments is generally derived from the price movements of the reference asset. On maturity date of each instrument, the Funds will receive a payment from the instrument’s issuing entity based on the value of the reference asset and record a realized gain or loss. The instrument may receive dividends paid in connection with the reference asset which are reported as Net realized gain (loss) on investment transactions on the Statements of Operations.

Structured instruments may be issued by banks, broker dealers or their affiliates or other entities and typically constitute unsecured contractual obligations of the issuing entity. In addition to credit risk, investments in structured instruments generally have the same risks associated with a direct investment in the reference asset. However, there can be no assurance that structured instruments will trade at the same price or have the same value as the reference asset. In addition, structured instruments may be subject to transfer restrictions and a liquid market may not exist for these instruments.

The lack of a liquid market may make it difficult to sell the structured instruments or accurately value them. Investments in structured instruments subject the Funds to counterparty risk.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	149

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

G. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

H. Offering and Organizational Costs — Total offering costs of approximately $121,000 incurred in connection with the offering of shares of Emerging Markets Equity Income Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. For the year ended October 31, 2016, total offering costs amortized were approximately $14,000.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a fund first learns of the dividend.

J. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees and sub-transfer agency fees are class-specific expenses. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Funds for the year ended October 31, 2016 are as follows (amounts in thousands):

	Class A	Class C		Class R2		Class R5		Class R6		Institutional Class	Select Class		Total
Emerging Economies Fund
Transfer agency fees	$6	$2		n/a		$1		$9		n/a	$5		$23
Sub-transfer agency fees	76	5		n/a		2		—		n/a	19		102

Emerging Markets Equity Fund
Transfer agency fees	59	10		n/a		—		14		$14	17		114
Sub-transfer agency fees	455	55		n/a		—		—		89	240		839

Emerging Markets Equity Income Fund
Transfer agency fees	2	1		n/a		—	(a)	—	(a)	n/a	—	(a)	3
Sub-transfer agency fees	—	—		n/a		—		—		n/a	—		—

Global Research Enhanced Index Fund
Transfer agency fees	1	—	(a)	$—	(a)	n/a		n/a		n/a	64		65
Sub-transfer agency fees	—	—		—		n/a		n/a		n/a	105		105

Global Unconstrained Equity Fund
Transfer agency fees	3	1		—	(a)	—	(a)	—	(a)	n/a	2		6
Sub-transfer agency fees	16	—	(a)	—		—		—		n/a	2		18

International Equity Fund
Transfer agency fees	33	7		1		1		22		n/a	12		76
Sub-transfer agency fees	145	29		4		30		—		n/a	82		290

International Equity Income Fund
Transfer agency fees	4	3		1		1		—	(a)	n/a	4		13
Sub-transfer agency fees	33	8		—	(a)	—		—		n/a	14		55

150	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Class A	Class C	Class R2		Class R5			Class R6		Institutional Class	Select Class	Total

International Opportunities Fund
Transfer agency fees	$15	$2	$	n/a	$	n/a		$17		$2	$9	$45
Sub-transfer agency fees	121	2		n/a		n/a		—		6	13	142

International Research Enhanced Equity Fund
Transfer agency fees	39	4		3		n/a		n/a		n/a	12	58
Sub-transfer agency fees	94	30		11		n/a		n/a		n/a	115	250

International Unconstrained Equity Fund
Transfer agency fees	5	3		$1		—	(a)	—	(a)	n/a	4	13
Sub-transfer agency fees	6	2		—		—		—		n/a	4	12

International Value Fund
Transfer agency fees	29	4		1		—		1		$9	8	52
Sub-transfer agency fees	1,253	46		6		—		—		799	71	2,175

Intrepid International Fund
Transfer agency fees	10	1		1		n/a		19		3	2	36
Sub-transfer agency fees	112	2		1		n/a		—		1	19	135

(a)	Amount rounds to less than 500.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of October 31, 2016, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

L. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. Certain Funds are subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Funds record an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statements of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has enacted rules imposing a tax on the indirect transfers of Indian shares. Based upon current guidance from the Indian tax authorities, management does not believe that such tax will be applicable to the Funds. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

M. Distributions to Shareholders — Distributions from net investment income if any, are generally declared and paid annually, except for International Equity Income Fund, which are declared and paid monthly and for International Equity Fund, which are declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Emerging Economies Fund	$—	$403	$(403)
Emerging Markets Equity Fund	—	(186)	186
Emerging Markets Equity Income Fund	—	(7)	7
Global Research Enhanced Index Fund	—	(431)	431
Global Unconstrained Equity Fund	—	174	(174)
International Equity Fund	—	(1,457)	1,457
International Equity Income Fund	—	449	(449)
International Opportunities Fund	—	30,151	(30,151)
International Research Enhanced Equity Fund	—	(78)	78
International Unconstrained Equity Fund	—	1,164	(1,164)
International Value Fund	(35,803)	19,119	16,684
Intrepid International Fund	(281,157)	2,841	278,316

The reclassifications for the Funds relate primarily to foreign currency gains or losses, expiration of capital loss carryforwards, return of capital distributions and investments in passive foreign investment companies (“PFICs”).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, the Adviser supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets.

The annual rate for each Fund is as follows:

Emerging Economies Fund*	0.85%
Emerging Markets Equity Fund*	0.85
Emerging Markets Equity Income Fund	1.00
Global Research Enhanced Index Fund	0.20
Global Unconstrained Equity Fund	0.70
International Equity Fund**	0.80
International Equity Income Fund	0.70
International Opportunities Fund	0.60
International Research Enhanced Equity Fund	0.20
International Unconstrained Equity Fund	0.70
International Value Fund	0.60
Intrepid International Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

*	Prior to May 20, 2016 the Investment Advisory fee for the Emerging Economies Fund and the Emerging Markets Equity Fund was 1.00%.
**	Effective November 1, 2016 the Investment Advisory fee for the International Equity Fund was reduced to 0.70%.

B. Administration Fee — Pursuant to Administration Agreements, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2016, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the

152	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
Emerging Economies Fund	0.25%	0.75%	n/a
Emerging Markets Equity Fund	0.25	0.75	n/a
Emerging Markets Equity Income Fund	0.25	0.75	n/a
Global Research Enhanced Index Fund	0.25	0.75	0.50%
Global Unconstrained Equity Fund	0.25	0.75	0.50
International Equity Fund	0.25	0.75	0.50
International Equity Income Fund	0.25	0.75	0.50
International Opportunities Fund	0.25	0.75	n/a
International Research Enhanced Equity Fund	0.25	0.75	0.50
International Unconstrained Equity Fund	0.25	0.75	0.50
International Value Fund	0.25	0.75	0.50
Intrepid International Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2016, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Emerging Economies Fund	$4		$—
Emerging Markets Equity Fund	85		—	(a)
Emerging Markets Equity Income Fund	—	(a)	—
Global Unconstrained Equity Fund	1		—
International Equity Fund	13		—	(a)
International Equity Income Fund	40		—	(a)
International Opportunities Fund	4		—	(a)
International Research Enhanced Equity Fund	4		—	(a)
International Unconstrained Equity Fund	15		—	(a)
International Value Fund	289		1
Intrepid International Fund	2		—

(a)	Amount rounds to less than 500.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not charge a shareholder servicing fee. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Institutional Class	Select Class
Emerging Economies Fund	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Emerging Markets Equity Fund	0.25	0.25	n/a	0.05	0.10%	0.25
Emerging Markets Equity Income Fund	0.25	0.25	n/a	0.05	n/a	0.25
Global Research Enhanced Index Fund	0.25	0.25	0.25%	n/a	n/a	0.25
Global Unconstrained Equity Fund	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Fund	0.25	0.25	0.25	0.05	n/a	0.25
International Equity Income Fund	0.25	0.25	0.25	0.05	n/a	0.25
International Opportunities Fund	0.25	0.25	n/a	n/a	0.10	0.25
International Research Enhanced Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25
International Unconstrained Equity Fund	0.25	0.25	0.25	0.05	n/a	0.25
International Value Fund	0.25	0.25	0.25	0.05	0.10	0.25
Intrepid International Fund	0.25	0.25	0.25	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived shareholder servicing fees as outlined in Note 3.F.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

E. Custodian and Accounting Fees — JPMCB provides portfolio and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included as Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Emerging Economies Fund*	1.35%	1.85%	n/a	0.95%	0.85%	n/a	1.10%
Emerging Markets Equity Fund**	1.35	1.85	n/a	0.95	0.85	0.95%	1.10
Emerging Markets Equity Income Fund	1.55	2.05	n/a	1.10	1.05	n/a	1.30
Global Research Enhanced Index Fund	0.59	1.09	0.84%	n/a	n/a	n/a	0.34
Global Unconstrained Equity Fund***	0.75	1.25	1.00	0.30	0.25	n/a	0.40
International Equity Fund	1.31	1.81	1.56	0.86	0.81	n/a	1.06
International Equity Income Fund	1.25	1.75	1.50	0.80	0.75	n/a	0.90
International Opportunities Fund****	1.31	1.92	n/a	n/a	0.81	0.91	1.06
International Research Enhanced Equity Fund	0.60	1.10	0.85	n/a	n/a	n/a	0.35
International Unconstrained Equity Fund	1.25	1.75	1.50	0.80	0.75	n/a	0.90
International Value Fund	1.35	1.85	1.60	0.95	0.85	0.95	1.10
Intrepid International Fund	1.25	1.75	1.50	n/a	0.75	0.85	0.90

*	Prior to May 20, 2016, the contractual expense limitations for Emerging Economies Fund were 1.55%, 2.05%, 1.10%, 1.05% and 1.30% for Class A, Class C, Class R5, Class R6 and Select Class Shares, respectively.

**	Prior to May 20, 2016, the contractual expense limitations for Emerging Markets Equity Fund were 1.55%, 2.05%, 1.05%, 1.15% and 1.30% for Class A, Class C, Class R6, Institutional Class and Select Class Shares, respectively.

***	The expense limitation agreement was in effect for the year ended October 31, 2016, and is in effect through May 31, 2017. Thereafter, the contractual expense limitation will be 1.25%, 1.75%, 1.50%, 0.80%, 0.75% and 0.90% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

****	The expense limitation is in place until October 31, 2018.

Effective November 1, 2016, the contractual expense limitation for International Equity Fund were reduced to 1.24%, 1.74%, 1.49%, 0.84%, 0.74% and 0.99% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively until at least May 31, 2017.

Effective November 1, 2016 the contractual expense limitation for International Opportunities Fund were reduced to 1.24%, 1.74%, 0.74% and 0.99% for Class A, Class C, Class R6 and Select Class Shares, respectively until at least May 31, 2017.

Except as noted above, the expense limitation agreements were in effect for the year ended October 31, 2016 and are in place until February 28, 2017.

For the year ended October 31, 2016, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total		Contractual Reimbursements
Emerging Economies Fund	$1,139	$759	$113		$2,011		$5
Emerging Markets Equity Fund	1,968	1,312	932		4,212		3
Emerging Markets Equity Income Fund	48	3	2		53		166
Global Research Enhanced Index Fund	8,974	5,688	81		14,743		1
Global Unconstrained Equity Fund	26	14	6		46		212
International Equity Fund	2,003	1,332	334		3,669		7
International Equity Income Fund	249	93	57		399		2
International Opportunities Fund	—	—	—	(a)	—	(a)	—
International Research Enhanced Equity Fund	1,683	882	211		2,776		—	(a)
International Unconstrained Equity Fund	168	75	34		277		1
International Value Fund	—	—	501		501		5
Intrepid International Fund	—	—	97		97		1

(a)	Amount rounds to less than 500.

154	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Voluntary Waivers
	Investment Advisory	Total
Global Unconstrained Equity Fund	$87	$87

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective March 1, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Funds’ investment in such affiliated money market fund. Prior to March 1, 2016, a portion of the waiver was voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended October 31, 2016 were as follows (amounts in thousands):

Emerging Economies Fund	$62
Emerging Markets Equity Fund	120
Emerging Markets Equity Income Fund	—	(a)
Global Research Enhanced Index Fund	124
Global Unconstrained Equity Fund	3
International Equity Fund	140
International Equity Income Fund	7
International Opportunities Fund	96
International Research Enhanced Equity Fund	60
International Unconstrained Equity Fund	6
International Value Fund	46
Intrepid International Fund	90

(a)	Amount rounds to less than 500.

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2016, International Equity Income Fund and International Unconstrained Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended October 31, 2016, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Emerging Economies Fund	$3
Emerging Markets Equity Fund	4
Emerging Markets Equity Income Fund	—	(a)
Global Research Enhanced Index Fund	15
Global Unconstrained Equity Fund	2
International Equity Fund	20
International Equity Income Fund	1
International Opportunities Fund	42
International Research Enhanced Equity Fund	5
International Unconstrained Equity Fund	2
International Value Fund	21
Intrepid International Fund	22

(a)	Amount rounds to less than 500.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

4. Investment Transactions

During the year ended October 31, 2016, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Emerging Economies Fund	$1,509,781	$895,020
Emerging Markets Equity Fund	1,073,184	532,748
Emerging Markets Equity Income Fund	9,118	999
Global Research Enhanced Index Fund	2,397,005	2,611,719
Global Unconstrained Equity Fund	138,393	143,712
International Equity Fund	865,695	342,320
International Equity Income Fund	210,263	177,562
International Opportunities Fund	1,860,042	1,198,244
International Research Enhanced Equity Fund	720,207	248,259
International Unconstrained Equity Fund	82,387	45,728
International Value Fund	1,146,952	2,046,839
Intrepid International Fund	1,545,140	901,162

During the year ended October 31, 2016, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investment securities held at October 31, 2016 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$1,666,022	$189,111	$88,997	$100,114
Emerging Markets Equity Fund	2,759,960	559,665	177,067	382,598
Equity Markets Equity Income Fund	11,266	740	346	394
Global Research Enhanced Index Fund	6,431,078	817,566	364,482	453,084
Global Unconstrained Equity Fund	1,700	69	121	(52)
International Equity Fund	3,246,440	522,648	357,557	165,091
International Equity Income Fund	130,818	7,544	4,780	2,764
International Opportunities Fund	2,707,134	249,436	202,521	46,915
International Research Enhanced Equity Fund	1,316,619	131,448	122,055	9,393
International Unconstrained Equity Fund	109,796	8,567	8,488	79
International Value Fund	1,358,600	76,642	119,525	(42,883)
Intrepid International Fund	2,708,447	217,097	240,061	(22,964)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in PFICs and wash sale loss deferrals.

The tax character of distributions paid during the year ended October 31, 2016 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Emerging Economies Fund	$13,283	$—	$—	$13,283
Emerging Markets Equity Fund	20,262	—	—	20,262
Emerging Markets Equity Income Fund	141	—	—	141
Global Research Enhanced Index Fund	138,054	—	—	138,054
Global Unconstrained Equity Fund	5,669	524	1,030	7,223
International Equity Fund	64,361	—	—	64,361
International Equity Income Fund	3,670	1,746	—	5,416
International Opportunities Fund	14,487	—	—	14,487
International Research Enhanced Equity Fund	21,405	7,959	—	29,364
International Unconstrained Equity Fund	274	—	—	274
International Value Fund	29,657	—	—	29,657
Intrepid International Fund	42,882	—	—	42,882

156	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

The tax character of distributions paid during the year ended October 31, 2015 was as follows (amounts in thousands):

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Emerging Economies Fund	$24,053	$—	$24,053
Emerging Markets Equity Fund	27,266	—	27,266
Emerging Markets Equity Income Fund	88	—	88
Global Research Enhanced Index Fund	101,093	18,009	119,102
Global Unconstrained Equity Fund	414	679	1,093
International Equity Fund	49,283	—	49,283
International Equity Income Fund	4,463	1,130	5,593
International Opportunities Fund	46,728	—	46,728
International Research Enhanced Equity Fund	21,518	104,358	125,876
International Unconstrained Equity Fund	135	230	365
International Value Fund	134,534	—	134,534
Intrepid International Fund	24,512	—	24,512

*	Short-term gains are treated as ordinary income for income tax purposes.

At October 31, 2016, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Emerging Economies Fund	$22,466	$(240,682)	$99,314
Emerging Markets Equity Fund	19,137	(97,872)	377,980
Emerging Markets Equity Income Fund	18	(501)	394
Global Research Enhanced Index Fund	133,184	(236,628)	452,481
Global Unconstrained Equity Fund	—	—	(53)
International Equity Fund	8,174	(41,407)	164,720
International Equity Income Fund	488	(9,342)	2,754
International Opportunities Fund	94,751	(109,971)	47,298
International Research Enhanced Equity Fund	31,206	(3,153)	9,358
International Unconstrained Equity Fund	2,553	(4,719)	78
International Value Fund	59,157	(376,555)	(43,707)
Intrepid International Fund	64,358	(297,270)	(23,317)

For the Funds the cumulative timing differences primarily consist of wash sale loss deferrals, investments in PFICs, trustee deferred compensation and mark to market of forward foreign currency contracts.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after October 31, 2011, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At October 31, 2016, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains as follows (amounts in thousands):

	2017	2018	2019	Total
Emerging Economies Fund	$1,890	$—	$16,730	$18,620
Emerging Markets Equity Fund	4,903	—	—	4,903
International Equity Fund	—	4,532	3,312	7,844
International Opportunities Fund	—	—	5,449	5,449
International Value Fund	241,545	63,767	—	305,312
Intrepid International Fund	250,971	—	—	250,971

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

At October 31, 2016, the following Funds had post-enactment net capital loss carryforwards as follows (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Emerging Economies Fund	$146,542		$75,520
Emerging Markets Equity Fund	10,629		82,340
Emerging Markets Equity Income Fund	183	*	318	*
Global Research Enhanced Index Fund	104,492		132,136
International Equity Fund	—		33,563
International Equity Income Fund	8,624		718
International Opportunities Fund	82,645		21,877
International Research Enhanced Equity Fund	2,467		686
International Unconstrained Equity Fund	3,639		1,080
International Value Fund	71,243		—
Intrepid International Fund	46,299		—

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381-384.

During the year ended October 31, 2016, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

International Equity Fund	$1,547

During the year ended October 31, 2016, the following Funds had expired capital loss carryforwards as follows (amounts in thousands):

International Value Fund	$35,803
Intrepid International Fund	281,157

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at October 31, 2016. Average borrowings from the Facility for the year ended October 31, 2016, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Emerging Economies Fund	$26,124	0.36%	5	$1
Global Research Enhanced Index Fund	10,348	0.49	6	1
International Value Fund	12,220	0.40	7	1
Intrepid International Fund	26,338	0.38	7	2

In addition, effective August 16, 2016, the Trusts along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which and any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the Fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

158	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. The initial term of the Credit Facility is 364 days, unless extended.

The Funds did not utilize the Credit Facility during the year ended October 31, 2016.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

As of October 31, 2016, the J.P. Morgan Investor Funds and the JPMorgan SmartRetirement Funds, which are affiliated funds of funds, owned in the aggregate, shares representing more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Emerging Economies Fund	n/a	71.6%
Emerging Markets Equity Fund	n/a	50.1
International Equity Fund	n/a	71.2
International Opportunities Fund	n/a	87.8
International Research Enhanced Equity Fund	53.2%	n/a
International Unconstrained Equity Fund	68.9	n/a
Intrepid International Fund	n/a	89.3

As of October 31, 2016, the following Funds had individual shareholder accounts and/or omnibus accounts which collectively represented the following percentage of each Fund’s net assets:

	Number of Individual Affiliated Shareholder Accounts and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Non-affiliated Shareholder Accounts and/or Non-affiliated Omnibus Accounts	% of the Fund
Emerging Markets Equity Income Fund	4	24.6%	1	58.9%
Global Research Enhanced Index Fund	1	87.3	n/a	n/a
Global Unconstrained Equity Fund	1	16.5	1	17.3
International Equity Income Fund	n/a	n/a	8	47.3
International Research Enhanced Equity Fund	3	18.3	1	17.3
International Value Fund	n/a	n/a	9	69.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Fund. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2016 (continued)

As of October 31, 2016, the following Funds had non-U.S. country allocations representing greater than 10% of total investments as follows:

	Brazil	China	France	Germany	Hong Kong	India	Japan
Emerging Economies Fund	—%	21.8%	—%	—%	—%	—%	—%
Emerging Markets Equity Fund	10.6	17.3	—	—	—	19.9	—
Emerging Markets Equity Income Fund	—	—	—	—	11.6	—	—
International Equity Fund	—	—	11.7	—	—	—	23.8
International Opportunities Fund	—	—	12.3	—	—	—	25.8
International Research Enhanced Equity Fund	—	—	10.5	10.1	—	—	23.1
International Unconstrained Equity Fund	—	10.0	—	—	—	—	—
International Value Fund	—	—	15.7	—	—	—	23.6
Intrepid International Fund	—	—	11.3	—	—	—	24.0

	Netherlands	South Africa	South Korea	Switzerland	Taiwan	United Kingdom
Emerging Economies Fund	—%	—%	19.1%	—%	11.7%	—%
Emerging Markets Equity Fund	—	13.1	—	—	—	—
Emerging Markets Equity Income Fund	—	14.3	—	—	22.7	—
International Equity Fund	—	—	—	10.5	—	17.9
International Equity Income Fund	—	—	—	—	—	25.4
International Opportunities Fund	—	—	—	—	—	15.5
International Research Enhanced Equity Fund	—	—	—	—	—	15.4
International Unconstrained Equity Fund	10.5	—	—	12.0	—	17.8
International Value Fund	—	—	—	—	—	13.2
Intrepid International Fund	—	—	—	—	—	15.4

As of October 31, 2016, a significant portion of each Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

8. Subsequent Event

The Institutional Class Shares of International Opportunities Fund and Intrepid International Fund liquidated on December 8, 2016.

160	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Emerging Markets Equity Income Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund, JPMorgan International Opportunities Fund, JPMorgan International Research Enhanced Equity Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Emerging Economies Fund, JPMorgan Emerging Markets Equity Fund, JPMorgan Global Research Enhanced Index Fund, JPMorgan Global Unconstrained Equity Fund, JPMorgan International Equity Fund, JPMorgan International Equity Income Fund, JPMorgan International Opportunities Fund, JPMorgan International Unconstrained Equity Fund, JPMorgan International Value Fund and JPMorgan Intrepid International Fund (each a separate fund of JPMorgan Trust I), and JPMorgan International Research Enhanced Equity Fund (a separate fund of JPMorgan Trust II) as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, and the financial position of JPMorgan Emerging Markets Equity Income Fund (a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) as of October 31, 2016, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period December 12, 2014 (commencement of operations) through October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter collectively referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2016

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	161

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	152	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	152	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	152	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	152	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	152	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	152	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	152	None

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	152	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	152	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

162	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	152	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	152	None

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	152	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (152 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	163

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

164	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2016, and continued to hold your shares at the end of the reporting period, October 31, 2016.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Economies Fund
Class A
Actual*	$1,000.00	$1,091.70	$7.15	1.36%
Hypothetical*	1,000.00	1,018.30	6.90	1.36
Class C
Actual*	1,000.00	1,088.70	9.82	1.87
Hypothetical*	1,000.00	1,015.74	9.48	1.87
Class R5
Actual*	1,000.00	1,092.80	5.05	0.96
Hypothetical*	1,000.00	1,020.31	4.88	0.96
Class R6
Actual*	1,000.00	1,094.00	4.53	0.86
Hypothetical*	1,000.00	1,020.81	4.37	0.86
Select Class
Actual*	1,000.00	1,092.60	5.89	1.12
Hypothetical*	1,000.00	1,019.51	5.69	1.12

Emerging Markets Equity Fund
Class A
Actual*	1,000.00	1,107.20	7.20	1.36
Hypothetical*	1,000.00	1,018.30	6.90	1.36
Class C
Actual*	1,000.00	1,104.90	9.84	1.86
Hypothetical*	1,000.00	1,015.79	9.42	1.86
Class R5
Actual**	1,000.00	1,004.00	1.23	0.90
Hypothetical*	1,000.00	1,020.61	4.57	0.90

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	165

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Emerging Markets Equity Fund (continued)
Class R6
Actual*	$1,000.00	$1,110.80	$4.56	0.86%
Hypothetical*	1,000.00	1,020.81	4.37	0.86
Institutional Class
Actual*	1,000.00	1,110.10	5.09	0.96
Hypothetical*	1,000.00	1,020.31	4.88	0.96
Select Class
Actual*	1,000.00	1,109.30	5.89	1.11
Hypothetical*	1,000.00	1,019.56	5.63	1.11

Emerging Markets Equity Income Fund
Class A
Actual*	1,000.00	1,080.70	8.05	1.54
Hypothetical*	1,000.00	1,017.39	7.81	1.54
Class C
Actual*	1,000.00	1,077.50	10.65	2.04
Hypothetical*	1,000.00	1,014.88	10.33	2.04
Class R5
Actual*	1,000.00	1,082.80	5.71	1.09
Hypothetical*	1,000.00	1,019.66	5.53	1.09
Class R6
Actual*	1,000.00	1,083.80	5.45	1.04
Hypothetical*	1,000.00	1,019.91	5.28	1.04
Select Class
Actual*	1,000.00	1,081.70	6.75	1.29
Hypothetical*	1,000.00	1,018.65	6.55	1.29

Global Research Enhanced Index Fund
Class A
Actual*	1,000.00	1,025.00	3.00	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Class C
Actual*	1,000.00	1,022.10	5.54	1.09
Hypothetical*	1,000.00	1,019.66	5.53	1.09
Class R2
Actual*	1,000.00	1,026.30	4.28	0.84
Hypothetical*	1,000.00	1,020.91	4.27	0.84
Select Class
Actual*	1,000.00	1,023.80	1.73	0.34
Hypothetical*	1,000.00	1,023.43	1.73	0.34

Global Unconstrained Equity Fund
Class A
Actual*	1,000.00	1,028.40	3.52	0.69
Hypothetical*	1,000.00	1,021.67	3.51	0.69
Class C
Actual*	1,000.00	1,026.40	6.11	1.20
Hypothetical*	1,000.00	1,019.10	6.09	1.20
Class R2
Actual*	1,000.00	1,028.20	4.84	0.95
Hypothetical*	1,000.00	1,020.36	4.82	0.95
Class R5
Actual*	1,000.00	1,031.10	1.28	0.25
Hypothetical*	1,000.00	1,023.88	1.27	0.25

166	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
Global Unconstrained Equity Fund (continued)
Class R6
Actual*	$1,000.00	$1,031.20	$1.02	0.20%
Hypothetical*	1,000.00	1,024.13	1.02	0.20
Select Class
Actual*	1,000.00	1,030.40	1.79	0.35
Hypothetical*	1,000.00	1,023.38	1.78	0.35

International Equity Fund
Class A
Actual*	1,000.00	1,034.20	6.70	1.31
Hypothetical*	1,000.00	1,018.55	6.65	1.31
Class C
Actual*	1,000.00	1,031.80	9.24	1.81
Hypothetical*	1,000.00	1,016.04	9.17	1.81
Class R2
Actual*	1,000.00	1,032.50	7.97	1.56
Hypothetical*	1,000.00	1,017.29	7.91	1.56
Class R5
Actual*	1,000.00	1,036.90	4.40	0.86
Hypothetical*	1,000.00	1,020.81	4.37	0.86
Class R6
Actual*	1,000.00	1,036.40	4.15	0.81
Hypothetical*	1,000.00	1,021.06	4.12	0.81
Select Class
Actual*	1,000.00	1,035.80	5.42	1.06
Hypothetical*	1,000.00	1,019.81	5.38	1.06

International Equity Income Fund
Class A
Actual*	1,000.00	987.50	6.19	1.24
Hypothetical*	1,000.00	1,018.90	6.29	1.24
Class C
Actual*	1,000.00	985.70	8.68	1.74
Hypothetical*	1,000.00	1,016.39	8.82	1.74
Class R2
Actual*	1,000.00	986.60	7.44	1.49
Hypothetical*	1,000.00	1,017.65	7.56	1.49
Class R5
Actual*	1,000.00	989.80	3.95	0.79
Hypothetical*	1,000.00	1,021.17	4.01	0.79
Class R6
Actual*	1,000.00	990.00	3.70	0.74
Hypothetical*	1,000.00	1,021.42	3.76	0.74
Select Class
Actual*	1,000.00	989.30	4.45	0.89
Hypothetical*	1,000.00	1,020.66	4.52	0.89

International Opportunities Fund
Class A
Actual*	1,000.00	990.60	6.40	1.28
Hypothetical*	1,000.00	1,018.70	6.50	1.28
Class C
Actual*	1,000.00	988.10	9.55	1.91
Hypothetical*	1,000.00	1,015.53	9.68	1.91

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	167

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
International Opportunities Fund (continued)
Class R6
Actual*	$1,000.00	$993.60	$3.56	0.71%
Hypothetical*	1,000.00	1,021.57	3.61	0.71
Institutional Class
Actual*	1,000.00	992.90	4.16	0.83
Hypothetical*	1,000.00	1,020.96	4.22	0.83
Select Class
Actual*	1,000.00	992.20	5.26	1.05
Hypothetical*	1,000.00	1,019.86	5.33	1.05

International Research Enhanced Equity Fund
Class A
Actual*	1,000.00	1,006.50	2.98	0.59
Hypothetical*	1,000.00	1,022.17	3.00	0.59
Class C
Actual*	1,000.00	1,004.00	5.49	1.09
Hypothetical*	1,000.00	1,019.66	5.53	1.09
Class R2
Actual*	1,000.00	1,005.30	4.23	0.84
Hypothetical*	1,000.00	1,020.91	4.27	0.84
Select Class
Actual*	1,000.00	1,008.40	1.72	0.34
Hypothetical*	1,000.00	1,023.43	1.73	0.34

International Unconstrained Equity Fund
Class A
Actual*	1,000.00	1,017.10	6.29	1.24
Hypothetical*	1,000.00	1,018.90	6.29	1.24
Class C
Actual*	1,000.00	1,014.90	8.81	1.74
Hypothetical*	1,000.00	1,016.39	8.82	1.74
Class R2
Actual*	1,000.00	1,015.90	7.55	1.49
Hypothetical*	1,000.00	1,017.65	7.56	1.49
Class R5
Actual*	1,000.00	1,019.30	4.06	0.80
Hypothetical*	1,000.00	1,021.11	4.06	0.80
Class R6
Actual*	1,000.00	1,019.90	3.76	0.74
Hypothetical*	1,000.00	1,021.42	3.76	0.74
Select Class
Actual*	1,000.00	1,018.70	4.52	0.89
Hypothetical*	1,000.00	1,020.66	4.52	0.89

International Value Fund
Class A
Actual*	1,000.00	1,006.60	6.81	1.35
Hypothetical*	1,000.00	1,018.35	6.85	1.35
Class C
Actual*	1,000.00	1,004.20	9.32	1.85
Hypothetical*	1,000.00	1,015.84	9.37	1.85
Class R2
Actual*	1,000.00	1,005.80	7.97	1.58
Hypothetical*	1,000.00	1,017.19	8.01	1.58

168	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During the Period	Annualized Expense Ratio
International Value Fund (continued)
Class R5
Actual**	$1,000.00	$996.80	$1.08	0.79%
Hypothetical*	1,000.00	1,021.17	4.01	0.79
Class R6
Actual*	1,000.00	1,010.50	3.64	0.72
Hypothetical*	1,000.00	1,021.52	3.66	0.72
Institutional Class
Actual*	1,000.00	1,008.90	4.65	0.92
Hypothetical*	1,000.00	1,020.51	4.67	0.92
Select Class
Actual*	1,000.00	1,008.80	5.10	1.01
Hypothetical*	1,000.00	1,020.06	5.13	1.01

Intrepid International Fund
Class A
Actual*	1,000.00	1,015.40	6.33	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class C
Actual*	1,000.00	1,013.10	8.86	1.75
Hypothetical*	1,000.00	1,016.34	8.87	1.75
Class R2
Actual*	1,000.00	1,013.90	7.59	1.50
Hypothetical*	1,000.00	1,017.60	7.61	1.50
Class R6
Actual*	1,000.00	1,018.30	3.60	0.71
Hypothetical*	1,000.00	1,021.57	3.61	0.71
Institutional Class
Actual*	1,000.00	1,018.00	4.11	0.81
Hypothetical*	1,000.00	1,021.06	4.12	0.81
Select Class
Actual*	1,000.00	1,016.90	4.56	0.90
Hypothetical*	1,000.00	1,020.61	4.57	0.90

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 52/366 (to reflect the actual period.) Commencement of operations was September 9, 2016.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	169

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2016, at which the Trustees considered the continuation of the investment advisory agreements for each of the Funds whose annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 17, 2016.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Funds received from the Adviser. This information includes the Funds’ performance as compared to the performance of their peers and benchmarks and analyses by the Adviser of the Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of Funds with greater than two years of performance history in connection with the Trustees’ review of the Advisory Agreements. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trusts and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

The Trustees considered information provided with respect to the Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of each Advisory Agreement was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes

170	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

designed to improve investment results and the services provided to each Fund.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allow each Fund’s shareholders to share potential economies of scale from a Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Funds over time, noting the Adviser’s substantial investments in its business in support of the Funds, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at competitive levels. The Trustees concluded that the Funds’ shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Funds and their shareholders.

Independent Written Evaluation of the Funds’ Senior Officer/ Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the International Equity Fund and International Research Enhanced Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the Senior Officer’s report in determining whether to continue the Advisory Agreements.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Emerging Economies Fund, Emerging Markets Equity Fund, Emerging Markets Equity Income Fund, Global Research Enhanced Index Fund, Global Unconstrained Equity Fund, International Equity Income Fund, International Opportunities Fund, International Unconstrained Equity Fund, International Value Fund and Intrepid International Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	171

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Funds which had at least one full year of performance at the time of review in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Funds which had at least one full year of performance at the time of review within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three-, and five-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in each Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s performance for Class A shares was in the fourth, fourth and fifth quintiles based upon the Peer Group, and in the third, fourth and fourth quintiles based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for the Select Class shares was in the fourth, fifth, and fourth quintiles, based upon the Peer Group, and in the third, fourth, and fourth quintiles, based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Emerging Markets Equity Fund’s performance for Class A shares was in the fourth quintile based upon the Peer Group, and in the fourth, fourth and third quintiles, based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that performance for Select Class shares was in the fourth, fifth, and second quintiles based upon the Peer Group, and in the fourth, fourth, and third quintiles based upon the Universe, for r the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Emerging Markets Equity Income Fund’s performance for both Class A and Select Class shares was in the fifth quintile based upon both the Peer Group and Universe, for the one-year period ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser. Based upon this discussion and various other factors, the Trustees concluded that the performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Global Research Enhanced Index Fund’s performance for the Select Class shares was in the second quintile for the one-year period ended December 31, 2015. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and

172	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

various other factors, the Trustees concluded that the performance was reasonable.

The Trustees noted that the Global Unconstrained Equity Fund’s performance for both Class A and Select Class shares was in the first and second quintiles based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analyses and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Equity Fund’s performance for Class A shares was in the third, fifth and fourth quintiles based upon the Peer group, and in the third, fifth and third quintiles, based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for the Select Class shares was in the third, fifth and third quintiles, based upon the Universe, for the one-, three- and five-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Equity Income Fund’s performance for Class A shares was in the first quintile based upon the Peer Group, for the one- and three- year periods ended December 31, 2015, and in the first quintile, based upon the Universe, for the one- year period ended December 31, 2015. The Trustees noted that performance for the Select Class shares was in the first quintile based upon the Universe, for the one- and three- year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, including changes to the Fund’s name and investment strategy effective January 30, 2015, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Opportunities Fund’s performance for Class A shares was in the first, first and second quintiles based upon the Peer Group, and in the first, second and second quintiles, based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015. The Trustees noted that the performance for Select Class shares was in the first, second and second quintiles, based upon the

Universe, for the one- three- and five- year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

The Trustees noted that the International Research Enhanced Equity Fund’s performance for Class A shares was in the second, third and fourth quintiles, based upon the Peer Group, and in the second, third and third, based upon the Universe, for the one-, three-, and five-year periods ended December 31, 2015, respectively. The Trustees noted that the performance for Select Class shares was in fourth quintile, based upon the Peer Group, and in the second, second and third quintiles, based upon the Universe, for the one- three- and five- year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Unconstrained Equity Fund’s performance for Class A shares was in the second and fourth quintiles based upon the Universe and for Select Class shares, was in the second and third quintiles based upon the Universe for the one- and three-year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the International Value Fund’s performance for both Class A and Select Class shares was in the fourth, fifth and fourth quintiles, based upon the Universe, for the one-, three- and five- year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	173

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

information to be reviewed with members of the Equity Committee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid International Fund’s performance for Class A shares was in the first, third and fourth quintiles based upon the Peer Group and in the first, second and third quintiles, based upon the Universe, for the one-, three- and five- year periods ended December 31, 2015, respectively. The Trustees noted that the performance for the Select Class shares was in the second, first and first quintiles, based upon the Peer Group, and in the first, second and second quintiles, based upon the Universe for the one-, three,- and five- year periods ended December 31, 2015, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as each Fund. The Trustees recognized that Broadridge/Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Emerging Economies Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile, based upon the Peer Group, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, based upon the Universe. The Trustees also noted that Fund’s expense caps were reduced effective July 1, 2015 and the advisory fees were reduced effective May 20, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Emerging Markets Equity Fund’s net advisory fee for Class A shares was in the first and second quintile, based upon the Peer Group and Universe, respectively, and that the actual total expenses were in first quintiles for both the Peer Group and the Universe. The Trustees noted that the net advisory fee and total actual expenses for the Select Class shares were in the second quintile based upon both the Peer Group and the Universe. The Trustees also noted that Fund’s expense caps were reduced effective March 1, 2015 and the advisory fees were reduced effective May 20, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Emerging Markets Equity Income Fund’s net advisory fee for Class A shares was in the first quintile, and that the actual total expenses were in the second and third quintiles, respectively. The Trustees also noted that Fund’s expense caps were reduced effective July 1, 2015. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Global Research Enhanced Index Fund’s net advisory fee and actual total expenses for Select Class shares were in the first quintile. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Global Unconstrained Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and that the actual total expenses for both Class A and Select Class shares were in the first quintiles, based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Fund’s net advisory fee for Class A shares was in the second quintile, and that actual total expenses for Class A shares was in the second quintile. The Trustees also noted that the Fund’s contractual advisory fee and expense caps were reduced effective November 1, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Equity Income Fund’s net advisory fee for Class A shares was in the first quintile, and that the actual total expenses for Class A shares were in the second quintile, based upon the Peer Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Research Enhanced Equity Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile, and actual total expenses for both Class A and Select Class shares were in the first quintile, based upon both the Peer Group and Universe. After consider-

174	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

ing the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Opportunities Fund’s net advisory fee for Class A shares was in the first quintile based upon both the Peer Group and Universe, and that the actual total expenses shares were in the second quintile, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Select Class shares was in the first quintile, and actual total expenses were in the third quintile, based upon the Universe. The Trustees also noted that the Fund’s expense caps were reduced effective November 1, 2016. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Unconstrained Equity Fund’s net advisory fee and total actual expenses for Class A shares was in the first quintile, based upon both the Peer Group and Universe. The Trustees noted that the net advisory fee for the Select Class shares was in the first quintile and actual total expenses were in the second quintile, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the International Value Fund’s net advisory fee for Class A shares was in the first quintile, based upon the Peer Group and in the second quintile based upon the Universe, and that the actual total expenses were in the fourth and second quintiles, based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Select Class shares was in the first quintile based upon the Peer Group, and in the second quintile, based upon the Universe, and that the actual total expenses were in the first quintile, based upon the Peer Group, and in the third quintile, based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid International Fund’s net advisory fee for Class A shares was in the second quintile, based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the third and second quintiles, based on the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for the Select Class shares was in second and third quintiles, based upon the Peer Group and Universe, respectively, and that actual total expenses were in the second quintile based upon both the Peer Group and Universe. The Trustees also noted that the Fund’s contractual advisory fee and expense caps were reduced effective March 1, 2015. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

OCTOBER 31, 2016	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	175

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2016. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2016. The information necessary to complete your income tax returns for the calendar year ending December 31, 2016 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended October 31, 2016:

Dividends Received Deduction
Global Research Enhanced Index Fund	51.11%
Global Unconstrained Equity Fund	4.04

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended October 31, 2016 (amounts in thousands):

Long-Term Capital Gain Distribution
Global Unconstrained Equity Fund	$524
International Equity Income Fund	1,746
International Research Enhanced Equity Fund	7,959

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended October 31, 2016 (amounts in thousands):

Qualified Dividend Income
Emerging Economies Fund	$17,609
Emerging Markets Equity Fund	24,541
Emerging Markets Equity Income Fund	170
Global Research Enhanced Index Fund	138,054
Global Unconstrained Equity Fund	467
International Equity Fund	71,676
International Equity Income Fund	4,145
International Opportunities Fund	20,270
International Research Enhanced Equity Fund	24,302
International Unconstrained Equity Fund	495
International Value Fund	35,104
Intrepid International Fund	50,069

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended October 31, 2016, the following Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses are as follows or amounts as finally determined (amounts in thousands):

	Gross Income	Foreign Tax Pass Through
Emerging Economies Fund	$36,358	$4,326
Emerging Markets Equity Fund	49,058	4,279
Emerging Markets Equity Income Fund	209	29
International Equity Fund	99,197	7,316
International Equity Income Fund	5,272	475
International Opportunities Fund	83,837	5,783
International Research Enhanced Equity Fund	32,852	2,897
International Unconstrained Equity Fund	1,653	222
International Value Fund	69,211	5,447
Intrepid International Fund	88,805	7,187

176	J.P. MORGAN INTERNATIONAL EQUITY FUNDS	OCTOBER 31, 2016

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾ Social Security number and account balances

◾ transaction history and account transactions

◾ checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾ open an account or provide contact information

◾ give us your account information or pay us by check

◾ make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾ sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾ affiliates from using your information to market to you

◾ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2016. All rights reserved. October 2016.	AN-INTEQ-1016

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)	(1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective January 1, 2016, James Schonbachler replaced Mitchell Merin as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2016 – $46,470
2015 – $45,600

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2016 – $12,610
2015 – $12,300

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2016 – $11,745
2015 – $11,380

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2016 and 2015, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2016 – Not applicable
2015 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2016 – 0.0%
2015 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable—Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2015 - $29.2 million
2014 - $30.6 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel President and Principal Executive Officer December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel President and Principal Executive Officer December 30, 2016

By:	/s/ Laura M. Del Prato
Laura M. Del Prato Treasurer and Principal Financial Officer December 30, 2016